                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14A-12

                        USP Real Estate Investment Trust

                    -----------------------------------------
                (Name of Registrant as Specified in its Charter)

         ---------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]    No fee required.
[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
[X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: SHARES OF BENEFICIAL INTEREST
     2)   Aggregate number of securities to which transaction applies: 3,880,000
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction: $33,500,000
     5)  Total fee paid: $6,700

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

     -----------------------------------------------------------------------
     3)  Filing Party:
                       -----------------------------------------------------
     4)  Date Filed:
                     -------------------------------------------------------

                        USP REAL ESTATE INVESTMENT TRUST
                             4333 EDGEWOOD ROAD N.E.
                          CEDAR RAPIDS, IOWA 52499-5441

__________, 2000

To the Shareholders of USP Real Estate Investment Trust:

         USP Real Estate Investment Trust (the "Trust") has entered into a Real Estate Sale and Purchase Contract (the "Purchase Agreement") with AEGON USA Realty Advisors, Inc. ("AEGON Advisors"), the Trust's advisor and a subsidiary of the Trust's largest shareholder, to sell all of the real estate assets of the Trust to AEGON Advisors for a total purchase price of $33,500,000 in cash (the "Asset Sale"). Since the offer by AEGON Advisors to purchase the real estate assets of the Trust is conditioned upon shareholder approval of the subsequent liquidation of the Trust, holders of record of shares of beneficial interest of the Trust are cordially invited to attend a special meeting of shareholders (the "Special Meeting") at which shareholders of the Trust will be asked to consider and approve the Asset Sale and the subsequent distribution of the proceeds of the Asset Sale, plus any other cash held by the Trust less any cash retained to satisfy creditors, to the shareholders (the "Liquidation"). The Liquidation of the Trust's assets will result in the termination of the Trust.

         The Board of Trustees has determined by a unanimous vote of a special committee of disinterested Trustees established for the purpose of evaluating this transaction (the "Special Committee"), and by a unanimous vote of all Trustees, that the terms of the Asset Sale and the subsequent Liquidation are fair to, and in the best interests of, our shareholders. In making this decision, the Special Committee and the Board considered, among other things, the written opinion, dated October 21, 1999, of Raymond James & Associates, Inc., to the effect that, as of the date of the opinion and based upon and subject to certain matters stated therein, the price received by the Trust in connection with the Asset Sale is fair, from a financial point of view, to our shareholders. The written opinion of Raymond James & Associates, Inc., dated October 21, 1999, is attached as ANNEX C to the enclosed Proxy Statement and should be read carefully and in its entirety. As a result of the foregoing, the Special Committee and Board have approved the Asset Sale and Liquidation. Additionally, holders of approximately 45% of the outstanding shares (including AEGON USA, Inc.) have advised the Trust that they approve of the Asset Sale and Liquidation and intend to vote in favor of the proposal at the Special Meeting. We urge you to study the Proxy Statement carefully so as to make your own assessment of the advisability of the proposed Asset Sale and Liquidation.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         By the terms of the Purchase Agreement and the Trust's Declaration of Trust, respectively, the Asset Sale and Liquidation cannot be completed unless approved by the requisite vote of our shareholders. Therefore, we have convened the Special Meeting for our shareholders to vote on the Asset Sale and Liquidation. The Special Meeting will take place at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa on ____________, 2000 at _____ a.m. (local time). The Board recommends that you vote "for" the Asset Sale and Liquidation at the Special Meeting.

         Your vote is very important. Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us.

         Enclosed with this letter is a Notice of Special Meeting of Shareholders, Proxy Statement and proxy card. If you have any questions concerning these documents, please feel free to contact our Investor Relations Department at (319) 398-8895. The Proxy Statement is provided by the Board of Trustees in connection with the furnishing of proxies for use at the Special Meeting and at any adjournments or postponements of the Special Meeting. The Proxy Statement provides you with detailed information about the Asset Sale and Liquidation. You may obtain additional information about the Trust and AEGON Advisors from documents filed with the United States Securities and Exchange Commission.

                                   Sincerely,

                                   Patrick E. Falconio
                                   CHAIRMAN OF THE BOARD OF TRUSTEES AND
                                   CHIEF EXECUTIVE OFFICER

                        USP REAL ESTATE INVESTMENT TRUST
                             4333 EDGEWOOD ROAD N.E.
                          CEDAR RAPIDS, IOWA 52499-5441


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                TO BE HELD ON ____________, ______________, 2000


To the Shareholders of USP Real Estate Investment Trust:

         A Special Meeting of the shareholders of USP Real Estate Investment Trust (the "Trust") will be held at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa on __________, __________, 2000 at _____ a.m.
(local time) and at any adjournment thereof for the following purposes:

         1. To consider and vote upon a proposal to: (i) approve a Real Estate Sale and Purchase Contract, dated January 20, 2000 (the "Purchase Agreement"), between the Trust and AEGON USA Realty Advisors, Inc. ("AEGON Advisors"), pursuant to which the Trust has agreed to sell and transfer, and AEGON Advisors has agreed to purchase, all of the Trust's real estate assets, and (ii) approve the subsequent and immediate liquidation and termination of the Trust (the "Asset Sale and Liquidation");

         2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

         Only shareholders of record at the close of business on _________, 2000 are entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof.

         Your attention is directed to the attached Proxy Statement for more complete information regarding the Asset Sale and Liquidation. There is also enclosed a form of proxy. The Board of Trustees of the Trust extends a cordial invitation to all shareholders to be present at and participate in the Special Meeting. Whether or not you plan to attend the Special Meeting, please specify your vote on the enclosed proxy card and sign, date and return it as promptly as possible. No postage is required if the proxy card is mailed from within the continental United States.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ASSET SALE AND LIQUIDATION OF THE TRUST.

                                                  FOR THE BOARD OF TRUSTEES


                                                  Maureen DeWald
                                                  Vice President and Secretary

Cedar Rapids, Iowa
_________, 2000

PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE ASSET SALE IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR
SHARE CERTIFICATES.

                        USP REAL ESTATE INVESTMENT TRUST
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON __________, ____________, 2000

           QUESTIONS AND ANSWERS ABOUT THE ASSET SALE AND LIQUIDATION

Q:       WHAT IS THE ASSET SALE AND LIQUIDATION?

A:       On January 20, 2000, the Trust entered into a Real Estate Sale and
Purchase Contract with AEGON USA Realty Advisors, Inc. ("AEGON Advisors") whereby AEGON Advisors will purchase all of the real estate assets of the Trust for $33,500,000. Following the Asset Sale, the Trust will distribute the proceeds of the Asset Sale, plus any other cash held by the Trust, less any cash retained to satisfy creditors, to the Trust's shareholders and terminate the Trust. The Asset Sale and Liquidation is expected to result in a liquidating distribution to shareholders in excess of $6.00 per share.


Q:       WHEN AND WHERE WILL THE SPECIAL MEETING TAKE PLACE?

A:       The Special Meeting is scheduled to take place at ______ a.m. local time on ______________, 2000 at AEGON Financial Center, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa.

Q:       CAN I ATTEND THE SPECIAL MEETING?

A:       Holders of record of shares of beneficial ownership are entitled to attend and vote at the Special Meeting either in person or by proxy.

Q:       WHAT DO SHAREHOLDERS NEED TO DO NOW?

A:       Whether or not you intend to attend the Special Meeting in person, you should carefully review this Proxy Statement, indicate on the proxy card how you wish to vote and sign and return the card in the enclosed return envelope as soon as possible so that, if you do not attend personally, you will be represented by proxy at the Special Meeting.

         Approval of the proposal requires the affirmative vote of the holders of two-thirds of the voting power of all outstanding shares.

Q: WHAT DO SHAREHOLDERS WHO HAVE SENT IN A PROXY CARD DO IF THEY WANT TO CHANGE THEIR VOTE?

A:       Just mail a later-dated, signed proxy card or other instrument revoking your proxy so that it is received by the time of the Special Meeting at the executive offices of the Trust. Shareholders may also change their vote by attending the Special Meeting and voting in person.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A:       Your broker will vote your shares of beneficial interest only if you provide instructions on how to vote. You should instruct your broker how to vote your shares by following the directions your broker provides to you. If you do not provide instructions to your broker, your shares will not be voted and they will have the same effect as votes against the proposal to approve the Asset Sale and Liquidation.

Q:       SHOULD I SEND IN MY SHARE CERTIFICATES NOW?

A:       No. If the Asset Sale is approved, you will receive written instructions for surrendering your share certificates in connection with the Liquidation.

Q:       WHEN IS THE ASSET SALE EXPECTED TO BE CONSUMMATED?

A:       We intend to consummate the Asset Sale as quickly as possible following shareholder approval, and hope to do so by March 30, 2000; it is possible, however, that the Asset Sale will not be completed until a later date. An initial distribution of a majority of the proceeds from the Asset Sale is expected to occur shortly after completion of the Asset Sale.

Q: WHAT ARE THE U.S. FEDERAL TAX CONSEQUENCES OF THE ASSET SALE AND LIQUIDATION TO ME?

A:       Your receipt of your proportionate share of the funds distributed in the Liquidation, less your cost basis in your shares, will be taxable as capital gains (or loss), assuming that you held your shares as a capital asset. The gain (or loss) will be taxable as long-term capital gain (or loss) if you have held your shares more than one year.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A:       For additional information about the Asset Sale and Liquidation, including information about how to complete and return your proxy card, please contact the Trust's Investor Relations Department at (319) 398-8895.

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING INFORMATION



         THIS PROXY STATEMENT, THE SCHEDULE 13E-3 TRANSACTION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND OTHER STATEMENTS MADE FROM TIME TO TIME BY THE TRUST, AEGON ADVISORS OR THEIR REPRESENTATIVES CONTAIN FORWARD-LOOKING STATEMENTS. THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE TRUST, AEGON ADVISORS AND MEMBERS OF THEIR RESPECTIVE MANAGEMENT TEAMS, AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED. SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT OF THE TRUST AND AEGON ADVISORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS DETAILED IN THIS PROXY STATEMENT AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT, AND THOSE FACTORS SET FORTH FROM TIME TO TIME IN REPORTS OF THE TRUST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE PROTECTION FROM LIABILITY OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES REFORM ACT OF 1995 IS NOT APPLICABLE TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR THE SCHEDULE 13E-3 TRANSACTION STATEMENT OR IN STATEMENTS INCORPORATED BY REFERENCE IN EITHER DOCUMENT.


         This Proxy Statement is first being sent to shareholders on or about __________, 2000

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

THE SPECIAL MEETING...............................................................................................1
         Proposal to be Considered at the Special Meeting.........................................................1
         Record Date; Shareholder Approval........................................................................1
         Proxies  ................................................................................................2

THE TRUST.........................................................................................................2
         General  ................................................................................................2
         Administrative, Advisory and Acquisition Services........................................................2
         Management Services......................................................................................3
         The Properties...........................................................................................3

SELECTED FINANCIAL DATA...........................................................................................4

PRO FORMA FINANCIAL INFORMATION...................................................................................5

MARKET PRICE INFORMATION..........................................................................................9

SPECIAL FACTORS..................................................................................................10
         Background of the Asset Sale............................................................................10
         Purpose and Structure of the Asset Sale and Liquidation.................................................12
         The Trust's Reasons for the Asset Sale..................................................................12
         Opinion of Financial Advisor............................................................................13
         Perspective of AEGON Advisors and its Affiliates on the Fairness of the Asset Sale......................19
         Unsolicited Offers from Third Parties...................................................................19
         Interests of Certain Persons in the Asset Sale and Liquidation..........................................20

SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE...................................................................21
         The Purchase Agreement..................................................................................21
         Anticipated Accounting Treatment........................................................................25
         Financing of the Asset Sale; Source of Funds............................................................25
         Certain Federal Income Tax Consequences.................................................................25
         Absence of Appraisal Rights.............................................................................26
         Regulatory Approvals....................................................................................26

LIQUIDATION......................................................................................................26
         General  ...............................................................................................26
         Liquidation Procedure...................................................................................27
         Liquidating Distributions...............................................................................28
         Contingency Reserve; Liquidating Trust..................................................................28
         Final Record Date.......................................................................................29
         Listing and Trading of the Shares and Interests in the Liquidating Trust................................29

MANAGEMENT OF THE TRUST AND AEGON ADVISORS.......................................................................29
         Management of the Trust.................................................................................29
         Management of AEGON Advisors............................................................................30

PRINCIPAL SHAREHOLDERS...........................................................................................31

OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS.....................................................................32


                                       -i-

COST AND METHOD OF PROXY SOLICITATION............................................................................32

EXPENSES OF THE TRANSACTION......................................................................................33

OTHER BUSINESS...................................................................................................33

SHAREHOLDER PROPOSALS............................................................................................33

WHERE YOU CAN FIND MORE INFORMATION..............................................................................33

                               THE SPECIAL MEETING

         This Proxy Statement is being furnished to the holders of the shares of beneficial interest of USP Real Estate Investment Trust, an Iowa common law business trust (the "Trust"), in connection with the solicitation by the Board of Trustees of the Trust of proxies to be voted at the Special Meeting of Shareholders of the Trust to be held at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, on __________, __________, 2000 at _____
a.m. local time, and any adjournments or postponements thereof (the "Special Meeting"). Shares represented by properly executed proxies timely received by the Trust will be voted at the Special Meeting or any adjournment or postponement thereof in accordance with the terms of such proxies, unless such proxies are revoked. See "--Proxies" below.

PROPOSAL TO BE CONSIDERED AT THE SPECIAL MEETING

         At the Special Meeting, the shareholders of the Trust will consider and vote upon a proposal to approve and adopt a Real Estate Sale and Purchase Contract, dated January 20, 2000 (the "Purchase Agreement"), by and between the Trust and AEGON USA Realty Advisors, Inc., an Iowa corporation and a subsidiary of the Trust's largest shareholder ("AEGON Advisors"), pursuant to which the Trust has agreed to sell and transfer, and AEGON Advisors has agreed to purchase and assume, all of the Trust's real estate assets and certain of the Trust's liabilities (the "Asset Sale"). If the Asset Sale is consummated, the Trust will receive $33,500,000 in cash, subject to certain adjustments as described herein. AEGON Advisors will assume certain liabilities including, subject to lender consent, the lien of the first mortgage and related security instruments encumbering the Yamaha Warehouse located in Cudahy, Wisconsin, which would be offset against the purchase price. The Yamaha Warehouse debt is expected to total approximately $1.4 million. Since the Asset Sale is contingent upon the subsequent liquidating distribution of substantially all of the remaining assets of the Trust to the shareholders, the proposal presented to the shareholders includes a proposal to liquidate the Trust immediately following the consummation of the Asset Sale, and to authorize and direct the officers of the Trust to commence the immediate liquidation of the Trust, including the payment of creditors and the distribution of the remaining assets to the shareholders of the Trust and, upon completion thereof, the filing of a notice of termination of the Trust in the Office of the Recorder of Linn County, Iowa (the "Liquidation"). The Asset Sale and Liquidation is expected to result in a liquidating distribution to shareholders in excess of $6.00 per share. See "SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE" and "LIQUIDATION."

RECORD DATE; SHAREHOLDER APPROVAL

         Only holders of record of the shares of beneficial interest at the close of business on __________, 2000 are entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote. One third of the voting power of the shares entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Special Meeting. Although shareholder approval of a sale of the Trust's real estate assets is not required under the Trust's Declaration of Trust, approval of the termination of the Trust as part of the Liquidation requires the affirmative vote of the holders of two-thirds of the voting power of all outstanding shares, and shareholders are being asked to approve the Asset Sale as part of the Liquidation and as a closing condition of the Purchase Agreement. Abstentions are counted for the purpose of establishing a quorum and will have the same effect as a vote against the Asset Sale and the Liquidation.

         As of the date of this Proxy Statement, the Trust had 3,880,000 shares of beneficial interest issued and outstanding held by approximately 1,850 holders of record. The officers and trustees of the Trust, representing 17,618 shares, or 0.45% of the outstanding shares entitled to vote (excluding shares held by principal shareholders which may be deemed to be beneficially owned by certain trustees), have agreed to vote "for" the Asset Sale and Liquidation. The Trust also believes that the holders of an additional 45.06% of the shares (including AEGON USA, Inc.) intend to vote in favor of the Asset Sale and Liquidation. See "PRINCIPAL SHAREHOLDERS" AND "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS."

PROXIES

         Any shareholder entitled to vote at the Special Meeting may vote either in person or by duly authorized proxy. All shares represented by properly executed proxies received prior to or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. IF NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ASSET SALE AND LIQUIDATION.

         A shareholder may revoke his or her proxy at any time prior to its use by delivering to the President of the Trust at the Trust's executive offices a signed notice of revocation or a later dated and signed proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.


                                    THE TRUST

GENERAL

         USP Real Estate Investment Trust is an equity-oriented real estate investment trust organized under the laws of the State of Iowa pursuant to a Declaration of Trust as amended and restated through April 23, 1984. The Trust was formed on March 10, 1970 to provide its shareholders with an opportunity to participate in the benefits of real estate investment and at the same time enjoy the liquidity and marketability resulting from the ownership of securities which are publicly traded. The Trust has elected to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code. As a result of this election, the Trust is not taxed on the portion of its income which is distributed to shareholders, provided it distributes at least 95% of its taxable income, has at least 75% of its assets in real estate investments and meets certain other requirements for qualification as a REIT.

         The Trust has no employees and has contracted with AEGON Advisors, a subsidiary of AEGON USA, Inc., the Trust's largest shareholder ("AEGON USA"), to provide administrative, advisory, acquisition, divestiture and property management services. A summary description of the relationships between AEGON USA and its various subsidiaries and of such subsidiaries' agreements with the Trust follows. The description of the agreements which follows is qualified in its entirety by reference to the terms and provisions of such agreements.

ADMINISTRATIVE, ADVISORY AND ACQUISITION SERVICES

         AEGON USA Realty Advisors, Inc. is a wholly owned subsidiary of AEGON USA. AEGON Advisors provides administrative, advisory, acquisition and divestiture services to the Trust pursuant to an Administrative Agreement dated January 1, 1984. The term of the Administrative Agreement is for one (1) year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Administrative Agreement upon 90 days' written notice. The performance of AEGON Advisors' duties and obligations under the Administrative Agreement has been guaranteed by AEGON USA.

         Under the Administrative Agreement, AEGON Advisors (a) provides clerical, administrative and data processing services, office space, equipment and other general office services necessary for the Trust's day-to-day operations, (b) provides legal, tax and accounting services to maintain all necessary books and records of the Trust and to ensure Trust compliance with all applicable federal, state and local laws, regulatory reporting requirements and tax codes, (c) arranges financing for the Trust, including but not limited to mortgage financing for property acquisition, (d) obtains property management services for the Trust's properties and supervises the activities of persons performing such services, (e) provides monthly reports summarizing the results of operations and financial conditions of the Trust, (f) prepares and files all reports to shareholders and regulatory authorities on behalf of the Trust, (g) prepares and files all tax returns of the Trust and (h) provides the Trust with property acquisition and divestiture services.

         AEGON Advisors receives fees for its administrative and advisory services. In addition, AEGON Advisors is paid a separately negotiated fee of not less than 2% nor more than 4% of the cost of each property acquired by the Trust as compensation for acquisition services furnished by it to the Trust. Administrative fees paid to AEGON

Advisors were $204,587 for 1998, $173,831 for 1999, and $_________ for 2000
through the date of this Proxy Statement. No acquisition fees were paid in 1998 or through the date of this Proxy Statement.

MANAGEMENT SERVICES

         AEGON Advisors provides management services to the Trust pursuant to a Management Agreement dated July 1, 1981. The term of the Management Agreement is for one year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Management Agreement upon 30 days' written notice. Under the Management Agreement, AEGON Advisors is obligated to (a) procure tenants and execute leases with respect to Trust properties which are not leased under net lease arrangements (the "Managed Properties"), (b) maintain and repair (at the Trust's expense) the Managed Properties, (c) maintain complete and accurate books and records of the operations of the Managed Properties, (d) maintain the Managed Properties in accordance with applicable government rules and regulations, licensing requirements and building codes, (e) collect all rents and (f) carry (at the Trust's expense) general liability, accident, fire and other property damage insurance. For these services, AEGON Advisors receives 5% of the gross income derived from the operation of the Managed Properties. Management fees paid to AEGON Advisors were $241,877 for 1998, $203,500 for 1999, and $_________ for
2000 through the date of this Proxy Statement. These services were previously provided by AEGON USA Realty Management, Inc., a wholly owned subsidiary of AEGON Advisors, which was merged into AEGON Advisors in December 1998.

         A more detailed description of the Trust's business and of certain agreements and business relationships involving the Trust and AEGON Advisors are contained in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which is attached hereto as ANNEX A and incorporated herein by reference. Updated financial information concerning the Trust is contained in the Trust's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, a copy of which is attached as ANNEX B and incorporated herein by reference.

THE PROPERTIES

         The Trust has direct ownership of the following six commercial real estate properties (the "Properties"), all of which AEGON Advisors proposes to purchase from the Trust: (i) Kingsley Square Shopping Center located in Orange Park, Florida; (ii) First Tuesday Mall located in Carrollton, Georgia; (iii) Mendenhall Commons Shopping Center located in Memphis, Tennessee; (iv) North Park Plaza Shopping Center located in Phoenix, Arizona; (v) Presidential Drive Office Building located in Atlanta, Georgia; and (vi) Yamaha Warehouse located in Cudahy, Wisconsin. Properties owned by the Trust are leased to tenants either on a managed basis or under net lease arrangements. As the owner of managed property the Trust receives gross rentals and incurs operating expenses, such as property taxes, insurance, repairs, maintenance and common area utilities. Under net lease arrangements, the tenant, rather than the Trust, pays all operating expenses related to the leased premises. As of the date of this Proxy Statement, five commercial properties were being leased on a managed basis and one property was leased on a net lease basis. The five managed commercial properties consist of four shopping centers and one business park. Managed commercial properties comprised 94% of the Trust's investment portfolio in 1998, compared to 95% in 1997 and 1996. Managed commercial properties provided 91% of the Trust's annual revenue in 1998, compared to 89% in 1997 and 88% in 1996. A more detailed description of the Trust's Properties is contained in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which is attached hereto as ANNEX A and incorporated herein by reference.

                             SELECTED FINANCIAL DATA

         We are providing the following financial information concerning the Trust to aid you in your analysis of the financial aspects of the Asset Sale and Liquidation. The selected consolidated financial data set forth below have been derived from the Trust's consolidated financial statements for the periods indicated. Our audited consolidated financial statements are prepared in accordance with generally accepted accounting principles. The information provided below is only a summary and should be read in conjunction with our historical consolidated financial statements (and related notes) contained in our annual reports and other information that we have filed with the Securities and Exchange Commission (the "Commission"). See "WHERE YOU CAN FIND MORE INFORMATION." The selected consolidated financial data of the Trust provided for the nine months ended September 30, 1998 and 1999 are unaudited; however, in the opinion of the Trust's management, the selected consolidated financial data contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the selected financial data for such periods. The results of operations for the nine months ended September 30, 1998 and 1999 may not be indicative of the results of operations for the full year.


                                                                                              NINE MONTHS ENDED
                                            YEAR ENDED DECEMBER 31,                             SEPTEMBER 30,
                        ---------------------------------------------------------------  ---------------------------
                           1994         1995         1996         1997         1998         1998          1999
                        ----------   ----------   ----------   -----------  -----------  -----------   ----------
                                                                                               (unaudited)

Revenue                $ 6,179,495  $ 5,618,014  $ 5,217,313  $  5,012,087 $  5,331,955 $  4,120,105  $ 3,470,229
Earnings from
   Operations          $   934,605    1,100,149      946,230       637,129      943,975      733,396      904,117
Net Gain on Sale or
   Disposition of
   Property            $   788,588           --           --       259,157      528,282           --           --
Net Earnings           $ 1,723,193    1,100,149      946,230       896,286    1,472,257      733,396      904,117
Distributions to
   Shareholders        $ 1,008,800    1,202,800    1,241,600     1,241,600    1,241,600      931,200      931,200
Per share*
   Earnings from
     Operations        $       .24          .28          .24           .16          .24          .19          .23
   Basic and Diluted
     Net Earnings      $       .44          .28          .24           .23          .38          .19          .23
   Distributions to
     Shareholders      $       .26          .31          .32           .32          .32          .24          .24
Real Estate and
   Mortgage Loans
   Receivable          $31,237,604   30,434,137   29,627,786    28,571,464   23,816,859   27,975,398   23,431,730
Total Assets           $34,333,593   32,853,270   32,207,728    31,104,418   27,932,493   30,577,328   26,597,530
Mortgage Loans
   Payable             $16,853,303   15,271,385   14,819,479    14,140,584   10,897,933   13,813,825    9,449,202
Total Liabilities      $17,720,310   16,342,638   15,992,466    15,234,470   11,831,888   14,905,184   10,524,008
Shareholders' Equity   $16,613,283   16,510,632   16,215,262    15,869,948   16,100,605   15,672,144   16,073,522
Book value per
   share               $      4.28         4.26         4.18          4.09         4.15         4.04         4.14
Ratio of Earnings
   to Fixed Charges      1.88 to 1    1.70 to 1    1.63 to 1     1.62 to 1    2.07 to 1    1.71 to 1    2.41 to 1

*Per share amounts for Earnings from Operations and Basic and Diluted Net Earnings are based on the weighted average number of shares outstanding for each period. Per share amounts for Distributions to Shareholders are based on the actual number of shares outstanding on the respective record dates.

                         PRO FORMA FINANCIAL INFORMATION

         The following pro forma consolidated balance sheets as of September 30, 1999 and December 31, 1998, and the pro forma consolidated statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998, give effect to the sale of the Properties. The adjustments related to the pro forma consolidated balance sheets assume the transaction was consummated at September 30, 1999 and December 31, 1998, respectively, while the adjustments to the pro forma condensed consolidated statement of operations assume the transaction was consummated at the beginning of each period presented. These pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the Asset Sale had been in effect as of and for the periods presented or the results that may be achieved in the future.

                        USP REAL ESTATE INVESTMENT TRUST
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1999


                                                        HISTORICAL                                     PRO FORMA
                                                         FINANCIAL                PRO FORMA            FINANCIAL
                                                        STATEMENTS              ADJUSTMENTS           STATEMENTS
                                                     -----------------   ------------------   ------------------
ASSETS
   Real estate                                      $       34,617,710          (34,617,710)                  --
   Less accumulated depreciation                           (11,185,980)          11,185,980                   --
                                                     -----------------   ------------------   ------------------
                                                            23,431,730          (23,431,730)                  --
   Cash and cash equivalents                                 2,616,567           22,535,560           25,152,127
   Rents and other receivables                                 334,568             (334,568)                  --
   Prepaid and deferred expenses                               214,665             (214,665)                  --
                                                     -----------------   ------------------   ------------------
                                                    $       26,597,530           (1,445,403)          25,152,127
                                                     =================   ==================   ==================
LIABILITIES AND SHAREHOLDERS'
EQUITY
   Liabilities
     Mortgage loans payable                         $        9,449,202           (9,449,202)                  --
     Accounts payable and accrued expenses                     630,955             (630,955)                  --
     Due to affiliates                                          41,542              (41,542)                  --
     Distribution declared                                     310,400             (310,400)                  --
     Tenant deposits                                            82,717              (82,717)                  --
     Other                                                       9,192               (9,192)                  --
                                                     -----------------   ------------------   ------------------
                                                    $       10,524,008          (10,524,008)                  --
                                                     -----------------   ------------------   ------------------
   Shareholders' Equity
     Shares of beneficial interest,
       $1 par value, 20,000,000
       shares authorized, 3,880,000
       shares issued and outstanding                $        3,880,000                   --            3,880,000
   Additional paid-in capital                               11,989,948                   --           11,989,948
   Undistributed net earnings                                  203,574            9,078,605            9,282,179
                                                     -----------------   ------------------   ------------------
                                                    $       16,073,522            9,078,605           25,152,127
                                                     -----------------   ------------------   ------------------
                                                    $       26,597,530           (1,445,403)          25,152,127
                                                     =================   ==================   ==================

   Book value per share                             $             4.14  $              2.34  $              6.48
                                                     =================   ==================   ==================

NOTE: The pro forma adjustments represent amounts attributed to the Properties and all related costs of the proposed Asset Sale and subsequent Liquidation.

                        USP REAL ESTATE INVESTMENT TRUST
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1998


                                                        HISTORICAL                                PRO FORMA
                                                         FINANCIAL           PRO FORMA            FINANCIAL
                                                        STATEMENTS          ADJUSTMENTS           STATEMENTS
                                                     -----------------   ------------------   ------------------
ASSETS
   Real estate                                      $       34,508,522          (34,508,522)                  --
   Less accumulated depreciation                           (10,691,663)          10,691,663                   --
                                                     -----------------   ------------------   ------------------
                                                            23,816,859          (23,816,859)                  --
   Cash and cash equivalents                                 3,423,296           21,309,797           24,733,093
   Rents and other receivables                                 397,822             (397,822)                  --
   Prepaid and deferred expenses                               275,653             (275,653)                  --
   Taxes held in escrow                                         18,863              (18,863)                  --
                                                     -----------------   ------------------   ------------------
                                                    $       27,932,493           (2,025,609)          24,733,093
                                                     =================   ==================   ==================

LIABILITIES AND SHAREHOLDERS'
EQUITY
   Liabilities
     Mortgage loans payable                         $       10,897,933          (10,897,933)                  --
     Accounts payable and accrued expenses                     418,204             (418,204)                  --
     Due to affiliates                                         115,722             (115,722)                  --
     Distribution declared                                     310,400             (310,400)                  --
     Tenant deposits                                            78,701              (78,701)                  --
     Other                                                      10,928              (10,928)                  --
                                                     -----------------   ------------------   ------------------
                                                    $       11,831,888          (11,831,888)                  --
                                                     -----------------   ------------------   ------------------
   Shareholders' Equity
     Shares of beneficial interest,
       $1 par value, 20,000,000
       shares authorized, 3,880,000
       shares issued and outstanding                $        3,880,000                   --            3,880,000
     Additional paid-in capital                             11,989,948                   --           11,989,948
     Undistributed net earnings                                230,657            8,632,488            8,863,145
                                                     -----------------   ------------------   ------------------
                                                    $       16,100,605            8,632,488           24,733,093
                                                     -----------------   ------------------   ------------------
                                                    $       27,932,493  $        (3,199,400) $        24,733,093
                                                     =================   ==================   ==================

     Book value per share                           $             4.15  $              2.22  $              6.37
                                                     =================   ==================   ==================

NOTE: The pro forma adjustments represent amounts attributed to the Properties and all related costs of the proposed Asset Sale and subsequent Liquidation.

                        USP REAL ESTATE INVESTMENT TRUST
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999


                                                        HISTORICAL                                PRO FORMA
                                                         FINANCIAL           PRO FORMA            FINANCIAL
                                                        STATEMENTS          ADJUSTMENTS           STATEMENTS
                                                     -----------------   ------------------   ------------------
REVENUE
   Rents                                            $        3,368,670           (3,368,670)                  --
   Interest                                                    101,559             (101,559)                  --
                                                     -----------------   ------------------   ------------------
                                                             3,470,229           (3,470,229)                  --
                                                     -----------------   ------------------   ------------------
EXPENSES
   Property expenses:
     Real estate taxes                                         353,531             (353,531)                  --
     Repairs and maintenance                                   368,273             (368,273)                  --
     Utilities                                                  87,441              (87,441)                  --
     Management fee                                            154,517             (154,517)                  --
     Insurance                                                  24,789              (24,789)                  --
     Other                                                      94,600              (94,600)                  --
                                                     -----------------   ------------------   ------------------
   Property expenses, excluding depreciation                 1,083,151           (1,083,151)                  --
     Depreciation                                              494,317             (494,317)                  --
                                                     -----------------   ------------------   ------------------
   Total property expenses                                   1,577,468           (1,577,468)                  --
   Interest                                                    640,126             (640,126)                  --
   Administrative fee                                          162,729             (162,729)                  --
   Other administrative                                        185,789             (185,789)                  --
                                                     -----------------   ------------------   ------------------
                                                             2,566,112           (2,566,112)                  --
                                                     -----------------   ------------------   ------------------

Earnings from operations                                       904,117             (904,117)                  --

Net gain on sale of property                                        --            8,908,141            8,908,141
                                                     -----------------   ------------------   ------------------

Net earnings                                        $          904,117            8,004,024            8,908,141
                                                     =================   ==================   ==================

Basic and diluted net earnings per share            $              .23                 2.07                 2.30
                                                     =================   ==================   ==================

Average number of shares outstanding                         3,880,000            3,880,000            3,880,000

Ratio of earnings to fixed charges                           2.41 to 1           13.50 to 1                  N/A

NOTE: The pro forma adjustments represent activity of the Trust for the first nine months of 1999, including an assumed sale of the Properties, the gain from which is net of all related costs for the proposed Asset Sale and subsequent Liquidation.

                        USP REAL ESTATE INVESTMENT TRUST
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                        HISTORICAL                                PRO FORMA
                                                         FINANCIAL           PRO FORMA            FINANCIAL
                                                        STATEMENTS          ADJUSTMENTS           STATEMENTS
                                                     -----------------   ------------------   ------------------
REVENUE
   Rents                                            $        5,218,707           (5,218,707)                  --
   Interest                                                    113,248             (113,248)                  --
                                                     -----------------   ------------------   ------------------
                                                             5,331,955           (5,331,955)                  --
                                                     -----------------   ------------------   ------------------
EXPENSES
   Property expenses:
     Real estate taxes                                         561,818             (561,818)                  --
     Repairs and maintenance                                   446,787             (446,787)                  --
     Utilities                                                 113,939             (113,939)                  --
     Management Fee                                            241,877             (241,877)                  --
     Insurance                                                  50,299              (50,299)                  --
     Other                                                     219,517             (219,517)                  --
                                                     -----------------   ------------------   ------------------
   Property expenses, excluding depreciation                 1,634,237           (1,634,237)                  --
     Depreciation                                              831,332             (831,332)                  --
                                                     -----------------   ------------------   ------------------
   Total property expenses                                   2,465,569           (2,465,569)                  --
   Interest                                                  1,375,031           (1,375,031)                  --
   Administrative fee                                          204,587             (204,587)                  --
   Other administrative                                        342,793             (342,793)                  --
                                                     -----------------   ------------------   ------------------
                                                             4,387,980           (4,387,980)                  --
                                                     -----------------   ------------------   ------------------

Earnings from operations                                       943,975             (943,975)                  --

Net gain on sale of property                                   528,282            8,281,091            8,809,373
                                                     -----------------   ------------------   ------------------

Net earnings                                        $        1,472,257            7,337,116            8,809,373
                                                     =================   ==================   ==================

Basic and diluted net earnings per share            $              .38                 1.89                 2.27
                                                     =================   ==================   ==================

Average number of shares outstanding                         3,880,000            3,880,000            3,880,000

Ratio of Earnings to Fixed Charges                           2.07 to 1            6.34 to 1                  N/A

NOTE: The pro forma adjustments represent activity of the Trust for the year 1998, including an assumed sale of the Properties, the gain from which is net of all related costs for the proposed Asset Sale and subsequent Liquidation.

                            MARKET PRICE INFORMATION

         The common shares of beneficial interest for the Trust are quoted on the Nasdaq SmallCap Market under the symbol "USPTS." The following table sets forth the high and low sales prices per share of the shares as quoted on the Nasdaq SmallCap Market for the periods indicated.


                                                              SHARES OF BENEFICIAL
                                                                    INTEREST
                                                          ----------------------------
                                                              HIGH            LOW
                                                          -------------   ------------
1998
Quarter ended March 31, 1998                                      $4.75         $4.125
Quarter ended June 30, 1998                                        5.00          4.313
Quarter ended September 30, 1998                                   7.50          3.875
Quarter ended December 31, 1998                                    6.25          3.75

1999
Quarter ended March 31, 1999                                      $4.25          $3.75
Quarter ended June 30, 1999                                        5.00           3.875
Quarter ended September 30, 1999                                   5.813          4.00
Quarter ended December 31, 1999                                    5.813          5.469

2000
Quarter ended March 31, 2000 (through ________, 2000)            $_____         $_____

         On August 16, 1999, the trading day on which the Trust announced it had executed a letter of intent to sell all of its assets to AEGON Advisors, the closing price of the shares was $4.25 per share as quoted on the Nasdaq SmallCap Market. On January __, 2000, the last trading day before public announcement of the execution of the Purchase Agreement, the closing price of the shares was $_____ per share as quoted on the Nasdaq SmallCap Market. On _____________, 2000, the most recent practicable date prior to printing this Proxy Statement, the closing price of the shares was $____ per share, as quoted on the Nasdaq SmallCap Market. The Trust had 3,880,000 shares issued and outstanding held by approximately 1,850 shareholders of record as of __, 2000.

         The Trust is required to distribute at least 95% of its taxable income to continue its qualification as a REIT. The Trust has paid quarterly dividends totaling $.32 per share in each of the last three completed fiscal years. During 1999, the Trust made distributions of $.08 per share on February 16 to shareholders of record as of February 4, on May 24 to shareholders of record as of May 13, on August 16 to shareholders of record as of August 6, and on November 29 to shareholders of record as of November 16. If the shareholders approve the Asset Sale and Liquidation, the Trust expects to discontinue quarterly distributions and will, instead, pay one or more liquidating distributions as soon after the Asset Sale as is practical. The Trust's dividend reinvestment plan will also be terminated.

         SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE SHARES.

                                 SPECIAL FACTORS

BACKGROUND OF THE ASSET SALE

         The Trust's primary investment objective has been to invest in real estate which will provide the best available cash flow and offer prospects for long-term appreciation in value. The principal source of funds for investment by the Trust was $25 million in proceeds from its initial public offering of shares. The Trust ceased the issuance of shares from this offering in 1978. The Trust completed a secondary offering of its shares in 1988, raising nearly $10 million. Since substantially all of the Trust's net income must be distributed to shareholders in order to qualify as a REIT, the Trust has relied primarily on cash generated from operations and property sales in excess of shareholder distributions, along with borrowings secured by mortgages on specific properties, to finance real estate investments. Outstanding indebtedness of the Trust may not, according to its Declaration of Trust, exceed four hundred percent of the Trust's net assets (shareholders' equity plus accumulated depreciation). The Trust may finance future real estate investments through additional borrowings secured by mortgages on the Trust's real estate properties. The Trust currently has no commitments or arrangements for any such financing and there can be no assurance that suitable financing will be available on terms satisfactory to the Trust in the future.

         On February 1, 1995, the Trust announced that it had begun exploring strategic alternatives for maximizing shareholder value. The decision reflected the opinion of the Board of Trustees that market prices for the Trust's shares had not adequately reflected the value of the Trust. On April 9, 1997, Raymond James & Associates, Inc. ("Raymond James") was engaged as financial advisor to the Trust to assist the Trust with ongoing efforts to find an appropriate transaction. The Trust, with the assistance of Raymond James, has explored various alternatives and conducted discussions with a number of prospective buyers without reaching agreement on the terms and conditions of a specific transaction.

         On January 28, 1999, the Trust became aware of an unsolicited offer from a company identified as Sutter Opportunity Fund, LLC to purchase for cash up to 175,000 shares of the Trust (approximately 4.5% of the total outstanding) for $3.25 per share less any distributions paid after November 15, 1998. The Trust encouraged shareholders to reject the offer based on a comparison of the offer price and recent trading prices on the Nasdaq SmallCap Market. The price being offered was approximately 15-30% less than the market value of the shares.

         On March 8, 1999, the Trust received a proposal from AEGON Advisors for the purchase of the Trust's real estate assets for a total purchase price of $33,500,000, free and clear of mortgages and other encumbrances. Due to the relationship between the Trust, AEGON Advisors and the officers of the Trust, the Board determined that it was appropriate to first seek the advice of legal counsel before responding to the proposal. See "--Interests of Certain Persons in the Asset Sale and Liquidation."

         At a meeting of the Board of Trustees on April 8, 1999, the Board reviewed the proposal for the purchase of the assets by AEGON Advisors and discussed the terms of the offer, as well as the need for an opinion of an investment bank regarding the fairness of the transaction to the Trust's shareholders. The Board also discussed other potential transactions, previously presented to the Board, involving a sale of the Trust, in light of the offer from AEGON Advisors. Following a discussion of the potential conflicts of interest faced by members of the Board and officers of the Trust arising from past or present affiliations with AEGON Advisors, the Board established a special committee of the Board of Trustees unaffiliated with AEGON Advisors or any of its affiliates (the "Special Committee") consisting of Richard Osborne and Samuel Kaplan to evaluate the AEGON Advisors proposal and to negotiate the terms of and enter into definitive agreements with respect to the AEGON Advisors proposal. The Special Committee was authorized to engage such legal, financial and other advisors to advise the Special Committee as they deemed necessary. The Board further determined that the approval by the Board of Trustees of any transaction resulting from the offer by AEGON Advisors would be specifically conditioned upon the prior approval of such transaction by the Special Committee. The officers of the Trust were directed to cooperate with the Special Committee and its advisors.

         On April 30, 1999, the members of the Special Committee met with representatives of AEGON Advisors to discuss the proposal for the purchase of the assets. During the month of May 1999, the members of the Special

Committee and the representatives of AEGON Advisors engaged in further discussions and correspondence concerning the terms of the proposal.

         On May 28, 1999, the Special Committee received a revised proposal letter from AEGON Advisors. The revised proposal contemplated a purchase of the Trust's real estate assets for a total purchase price of $33,500,000 free and clear of all mortgages and other encumbrances except for the existing indebtedness on the Yamaha Warehouse. The revised proposal also provided that all transaction costs would be borne by the Trust except for the cost of title insurance, surveys and environmental reports, which would be borne by AEGON Advisors. The revised offer was contingent upon the liquidation of the Trust and receipt by AEGON Advisors of its proportionate share of the liquidating distributions.

         On June 7, 1999, Mr. Kaplan of the Special Committee circulated the revised proposal letter to the Board and suggested that a Board meeting be called to discuss the revised proposal.

         At a meeting of the Board of Trustees on June 21, 1999, the Special Committee gave a report to the Board on its negotiations with AEGON Advisors concerning the proposal to purchase the assets of the Trust. After reviewing the revised proposal for the Board, the Special Committee recommended to the Board that it authorize the execution of the letter of intent with AEGON Advisors. The Board then discussed the revised proposal and draft letter of intent in detail, as well as the need for a fairness opinion with respect to the sale and the terms of its arrangements with Raymond James. At the conclusion of the meeting, the Board adopted resolutions authorizing execution of the letter of intent with AEGON Advisors and commencement of negotiation of the definitive agreements by the Special Committee and counsel for the Trust. Completion of the transaction was made subject to successful negotiation of the definitive agreements by the Special Committee, receipt of shareholder approval of the transaction and satisfactory arrangements for receipt of a fairness opinion from Raymond James.

         On June 22, 1999, AEGON Advisors provided a draft purchase agreement to the Trust and its legal counsel.

         During July 1999, legal counsel for the Trust, in consultation with the Special Committee, engaged in negotiations with representatives of Raymond James concerning the terms of Raymond James' engagement as financial adviser to the Trust and for the delivery to the Board of a fairness opinion regarding the Asset Sale. At a meeting of the Board of Trustees on July 27, 1999, Mr. Kaplan of the Special Committee gave a report to the Board on the results of these negotiations with Raymond James. After discussion of the Raymond James engagement letter and the need for a fairness opinion in connection with the Asset Sale, the Board approved an amendment to the Trust's engagement letter with Raymond James under which the Trust agreed to pay Raymond James a fee of $100,000 for the fairness opinion upon delivery of the opinion, and a transaction fee of $150,000 upon the closing of the Asset Sale.

         On Friday, August 13, 1999 the Trust executed the letter of intent with AEGON Advisors. On Monday, August 16, 1999, the Trust issued a press release announcing that it had executed a letter of intent to sell all of its assets to AEGON Advisors, subject to negotiation of a definitive agreement and shareholder approval. Commencing thereafter, representatives of AEGON Advisors and the Special Committee, and their respective advisors and legal counsel, proceeded to negotiate the terms of a definitive real estate sale and purchase agreement.

         On October 21, 1999, the Special Committee and the Board of Trustees each held a special meeting and considered the proposed Purchase Agreement and the transactions contemplated thereby. Members of the Special Committee and its legal counsel each made presentations to the Board concerning the terms of the proposed transaction. Raymond James reviewed with the Special Committee and the Board of Trustees the financial analyses performed by Raymond James in connection with its evaluation of the purchase price and related terms. Raymond James also rendered to the Special Committee and to the Board an oral opinion (which opinion was subsequently confirmed by delivery of a written opinion dated October 21, 1999) to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the price received by the Trust in connection with the Asset Sale was fair, from a financial point of view, to the Trust's shareholders. A resolution to approve and authorize the Purchase Agreement and the Asset Sale and to recommend Liquidation to the Trust's shareholders upon completion of the Asset Sale was adopted both by a unanimous vote of the Special Committee and by a unanimous vote of all Trustees.

         Commencing thereafter, legal counsel for the Trust, in consultation with representatives of the Trust and AEGON Advisors, proceeded to prepare a proxy statement and other documentation for the Asset Sale and Liquidation. On January 20, 2000, the Trust and AEGON Advisors executed the Purchase Agreement and issued a joint press release announcing the execution of the Purchase Agreement.

PURPOSE AND STRUCTURE OF THE ASSET SALE AND LIQUIDATION

         The purpose of the Asset Sale and Liquidation is to enable AEGON Advisors to acquire all of the real estate assets of the Trust including the Properties which AEGON Advisors already manages on a day-to-day basis and consolidate those Properties with and into its existing real estate portfolio, thereby eliminating a level of administration, regulatory reporting obligations and management peripheral to the core business of AEGON Advisors and providing the shareholders of the Trust the opportunity to liquidate the Trust and realize a premium over market prices for the Trust's shares in effect immediately prior to the announcement of the Asset Sale.

         The acquisition by AEGON Advisors of all of the real estate assets of the Trust was structured as an asset sale rather than a stock sale or merger in order to accommodate the desire of AEGON Advisors to ensure its acquisition of the real estate assets without unnecessary risk or the burden of maintaining another subsidiary. The Properties can easily be mixed into the AEGON real estate portfolio. Ownership of the Trust as a subsidiary of AEGON Advisors would not afford AEGON Advisors or AEGON USA with continued tax benefits of REIT status currently provided to the Trust. A merger of the Trust with another entity could involve complicated legal issues with limited guidance provided by Iowa common law. The Trust wished to have its shareholders presented with a simple transaction followed by liquidation as provided by the Trust's Declaration of Trust.

THE TRUST'S REASONS FOR THE ASSET SALE

         The Board of Trustees has determined, both by a unanimous vote of the Special Committee and by a unanimous vote of all Trustees, that the Purchase Agreement and the Asset Sale are fair to and in the best interests of the Trust and its shareholders, and has by such votes approved the Purchase Agreement, the Asset Sale and the Liquidation. Accordingly, the Board of Trustees recommends that shareholders vote "FOR" the Asset Sale and Liquidation.

         In reaching its determination, the Board of Trustees considered a number of factors, including, without limitation, the following:

         1. the effectiveness of the Asset Sale in implementing the Trust's strategy of maximizing shareholder value through strategic alternatives, as first announced by the Trust in February 1995;

         2. the present and anticipated environment of the REIT industry, including the ability of the Trust to compete effectively as an independent entity and the challenges faced by the Trust since 1995 in locating a strategic partner;

         3. the historical market prices and trading information with respect to the Trust's shares, and the fact that the expected liquidating distributions to shareholders in excess of $6.00 per share represent a premium at least 40% over the closing market price for the Trust's shares on the day of the announcement of the signing a letter of intent to sell the Properties to AEGON Advisors, which led the Trustees to conclude that the Asset Sale and Liquidation would provide an opportunity for shareholders to receive a significant premium to current and recent trading prices for the Trust's shares;

         4. the expectations of management with respect to the Trust's future growth opportunities through future real estate investments, as affected by the specific requirements of distributing substantially all of the Trust's net income and limitations on outstanding indebtedness as a percentage of net assets in order to qualify as a REIT;

         5. the terms and conditions of the Purchase Agreement, including the amount and form of the consideration to be received by the Trust and the conditions to the closing of the transaction, which led the Trustees to conclude that there was a high probability that the Asset Sale would be consummated; and

         6. the financial presentation of Raymond James (which was engaged by the Trust in 1997 to assist with the Trust's ongoing efforts to find a suitable transaction) to the Board of Trustees and the Special Committee, including Raymond James' written opinion dated October 21, 1999, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the price received by the Trust in connection with the Asset Sale is fair, from a financial point of view, to the Trust's shareholders.

         The foregoing discussion of the information and factors considered by the Special Committee and the Board of Trustees is not meant to be exhaustive but includes the material factors considered by the Special Committee and the Board of Trustees. Neither the Special Committee nor the Board of Trustees quantified or attached any particular weight to the various factors that they considered in reaching their determination that the Purchase Agreement and the Asset Sale are fair to and in the best interests of the Trust and its shareholders. In considering the recommendation of the Board of Trustees with respect to the Asset Sale and Liquidation, shareholders should be aware that the interests of certain trustees, officers and shareholders with respect to the Asset Sale and Liquidation are or may be different from and in addition to the interests of the Trust and its shareholders generally. The Special Committee and the Board of Trustees were aware of these interests, and took these interests into account in approving the Purchase Agreement and the transactions contemplated thereby. See "--Interests of Certain Persons in the Asset Sale and Liquidation." However, by establishing the Special Committee of trustees unaffiliated with either AEGON Advisors or its affiliates, with full power to appoint its own advisors and counsel, the Board of Trustees believes that the Asset Sale was negotiated on an arm's-length basis and that the Asset Sale and Liquidation are procedurally fair to the unaffiliated shareholders of the Trust.

         ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ASSET SALE AND LIQUIDATION.

OPINION OF FINANCIAL ADVISOR

         In April, 1997, Raymond James & Associates, Inc. was retained by the Trust to act as financial advisor in connection with potential business combinations. Raymond James was selected by the Trust based on its qualifications and expertise in the industry. At the October 21, 1999 meeting of the Board, Raymond James rendered its oral opinion, subsequently confirmed in writing, that, as of October 21, 1999 and based upon and subject to the various considerations set forth in its opinion, the price received by the Trust in connection with the Asset Sale is fair from a financial point of view to the Trust's shareholders.

         THE FULL TEXT OF THE RAYMOND JAMES WRITTEN OPINION DATED OCTOBER 21, 1999, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND THE LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX C TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. RAYMOND JAMES' OPINION IS DIRECTED TO THE SPECIAL COMMITTEE AND THE BOARD OF TRUSTEES AND ADDRESSES ONLY THE FAIRNESS OF THE PRICE RECEIVED BY THE TRUST IN CONNECTION WITH THE ASSET SALE FROM A FINANCIAL POINT OF VIEW TO THE SHAREHOLDERS AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE ASSET SALE NOR DOES IT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW TO VOTE AT THE MEETING. THE SUMMARY OF THE OPINION OF RAYMOND JAMES SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

         In connection with rendering its opinion, Raymond James, among other things:

         - reviewed certain publicly available financial statements and other information of the Trust;
         - reviewed certain internal financial statements and other financial and operating data concerning the real estate assets and the Trust prepared by the management of the Trust;
         - reviewed certain financial projections prepared by management of the Trust;
         - discussed the past and current operations and financial condition and the prospects of the real estate assets and the Trust with officers of the Trust;
         - reviewed the reported prices and trading activity for the Trust's common shares;
         - compared the financial performance of the Trust and the prices and trading activity of the common shares with that of certain other comparable publicly-traded companies and their securities;
         - reviewed the financial terms, to the extent publicly available, of certain comparable transactions;
         - reviewed the draft Purchase Agreement dated as of October 14, 1999 and certain related documents; and
         - reviewed offers made for the real estate assets and or the Trust itself since April 1997.

         In rendering its opinion, Raymond James assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by Raymond James for the purposes of its opinion. With respect to the financial projections provided by the Trust, Raymond James assumed in its opinion that such projections had been reasonably prepared on a basis reflecting the best available estimates and judgments of the management of the Trust as to the future financial performance of the Trust. The opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to Raymond James as of, October 21, 1999.

         The following is a summary of the material financial and comparative analyses performed by Raymond James in connection with providing the opinion to the Board of Trustees on October 21, 1999. Certain of these summaries of financial analyses include information presented in tabular format. In order to understand fully the financial analyses used by Raymond James, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

                        USP REAL ESTATE INVESTMENT TRUST
                      TRADING ACTIVITY AND PREMIUM ANALYSIS

         ESTIMATED ASSET VALUE. Raymond James estimated the value of the Trust's real estate assets based on a property-by-property analysis. In estimating the value of each property, Raymond James applied a range of capitalization rates to
1) projected net operating income for the 12 months ended December 31, 1999; 2) net operating income based on the current leases in place; and 3) net operating income for the 12 months ended September 30, 1999. The gross value of the real estate assets based on this analysis ranged from $28,976,000 to $32,752,000 as compared to an offer price in the Purchase Agreement of $33,500,000.

         DISCOUNTED CASH FLOW. Raymond James performed a discounted cash flow analysis of each of the real estate assets based on projections provided by the Trust. Raymond James discounted all available free cash flow before interest and dividends from each of the real estate assets for the years 2000 through 2002, using discount rates ranging from 11.0 % to 13.0% and a terminal value for each asset calculated by applying a capitalization rate to each of the properties projected net operating income in 2003. The combined gross value of the real estate assets based on this analysis ranged from $29,142,000 to $30,629,000 as compared to an offer price in the Purchase Agreement of $33,500,000.

         ANALYSES OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES. Raymond James reviewed the trading statistics of selected comparable publicly traded retail property REITs, selected on the basis of their size, portfolio characteristics and geographic concentration. The comparable companies selected included:

       -   Kimco Realty Corporation
       -   New Plan Excel Realty Trust
       -   Weingarten Realty Investors
       -   Developers Diversified Realty Corporation
       -   Federal Realty Investment Trust
       -   JDN Realty Corporation
       -   Regency Realty Corporation
       -   Bradley Real Estate, Inc.

       -   Pan Pacific Retail Properties, Inc.
       -   Burnham Pacific Properties, Inc.
       -   IRT Property Company
       -   Center Trust Retail Properties, Inc.
       -   Konover Property Trust, Inc.
       -   Western Investment Real Estate Trust
       -   First Washington Realty Trust, Inc.
       -   Saul Centers, Inc.
       -   Mid-Atlantic Realty Trust
       -   Kranzco Realty Trust
       -   Acadia Realty Trust
       -   Price Enterprises, Inc.
       -   Philips International Realty Corporation
       -   Ramco-Gershenson Properties Trust
       -   Equity One, Inc.
       -   Malan Realty Investors, Inc.
       -   Agree Realty Corporation
       -   Aegis Realty Incorporated
       -   United Investors Realty Trust
       -   Urstadt Biddle Properties, Inc.

         Based on consensus security analyst estimates for 1999, as reported by First Call, an industry service provider of earnings estimates based on an average of earnings estimates published by various investment banking firms, and October 19, 1999 closing share prices, the trading multiples of 1999 projected FFO per share of the comparable companies ranged from 4.2x to 9.7x, with an average of 8.3x for companies with a market cap over $500 million, 7.1x for comparable companies with a market cap between $100 million and $500 million, and 7.3x for comparable companies with a market cap less than $100 million. With a market cap of $25 million and based on the net price per share estimated by the Trust resulting from the Asset Sale and Liquidation, the Trust would have a trading multiple of 1999 projected FFO per share of 12.0x.

         Based on the October 19, 1999 closing share prices of the comparable companies, their dividend yields ranged from 6.9% to 14.9%, with an average of 8.8% for comparable companies with a market cap over $500 million, 10.6% for comparable companies with a market cap between $100 million and $500 million, and 11.1% for comparable companies with a market cap less than $100 million, as compared to a dividend yield of 5.0% for the Trust , based on the Trust's current annual dividend rate of $0.32 per share divided by the net price per share estimated by the Trust resulting from the Asset Sale and Liquidation.

         None of the comparable companies is identical to the Trust. In evaluating the comparable companies, Raymond James made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Trust, such as the impact of competition on the Trust and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the Trust or the industry or in the financial markets in general.

         ANALYSES OF SELECTED COMPARABLE TRANSACTIONS. Raymond James compared the price to be received by the Trust in connection with the Asset Sale with selected other comparable transactions. Raymond James analyzed two groups of selected transactions: transactions in which a public REIT was acquired (including certain public REIT transactions that have been announced, but not yet closed) and transactions in which a REIT focused on the retail property sector was acquired.


                            PUBLIC REIT TRANSACTIONS
                                    (CLOSED)

DATE EFFECTIVE                                TARGET                                     ACQUIROR
-------------------------   ------------------------------------------     ------------------------------------
2/25/98                     Value Property Trust                           Wellsford Real Properties
3/30/98                     ASR Investments Corporation                    United Dominion Realty Trust
4/8/98                      Oasis Residential                              Camden Property Trust
5/8/98                      Ambassador Apartments                          AIMCO
6/2/98                      Meridian Point Realty Trust                    EastGroup Properties
6/3/98                      Avalon Properties Inc.                         Bay Apartment Communities
6/15/98                     Horizon Group                                  Prime Retail
6/19/98                     Price REIT Inc.                                Kimco Realty Corp.


                                       15

                            PUBLIC REIT TRANSACTIONS
                                    (CLOSED)

DATE EFFECTIVE                                TARGET                                     ACQUIROR
-------------------------   ------------------------------------------     ------------------------------------
6/30/98                     Security Capital Atlantic                      Security Capital Pacific Trust
8/3/98                      American General Hospitality                   CapStar Hotel Company
8/6/98                      Mid America Realty Investment                  Bradley Real Estate, Inc.
9/25/98                     New Plan Realty Trust                          Excel Realty Trust
9/30/98                     FAC Realty Trust                               Prometheus Southeast Retail
10/15/98                    Capstone Capital Corp.                         HealthCare Realty Trust
10/20/98                    Merry Land & Investment Co.                    Equity Residential Properties Trust
11/25/98                    National Income Realty Trust                   Tarragon Realty Investors
2/5/99                      Storage Trust Realty                           Public Storage Inc.
3/30/99                     Meridian Industrial Trust                      Prologis Trust
5/24/99                     Tower Realty Trust                             Reckson
6/8/99                      Irvine Apartment Communities                   Irvine Company
7/2/99                      Weeks Corp.                                    Duke Realty Investments
10/1/99                     Lexford Residential Trust                      Equity Residential Properties Trust

         Based on the closing prices for the trading day prior to the public announcement of each of the public REIT transactions, the average premium paid by the surviving company for the company being acquired was 12.2% and ranged from (12.6)% to 56.6% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 51.7%, based on the Trust's estimate of its net asset value following the Asset Sale. Based on the closing prices for the trading day four weeks prior to the public announcement of each of the public REIT transactions, the average premium paid by the surviving company for the company being acquired was 15.2% and ranged from (12.9%) to 88.9% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 56.3%, based on the Trust's estimate of its net asset value following the Asset Sale.


                            PUBLIC REIT TRANSACTIONS
                                   (ANNOUNCED)


DATE ANNOUNCED                                   TARGET                                        ACQUIROR
-------------------------      ------------------------------------------        ------------------------------------
3/4/99                         Berkshire Realty                                  Aptco LLC
4/5/99                         Sunstone Hotel Investors                          Investor Group
6/16/99                        TriNet Corporate Realty Trust                     Starwood Financial Trust
8/31/99                        Commercial Assets Inc.                            Asset Investors Corporation
9/24/99                        Walden Residential Properties                     Olympus Real Estate Corporation

         Based on the closing prices for the trading day prior to the public announcement of each of the public REIT transactions which have been announced but not yet closed, the average premium to be paid by the surviving company for the company being acquired is 38.1% (18.7% excluding the TriNet Corporate Realty transaction) and ranges from 0.0% to 115.8% for the selected transactions (a maximum premium of 41.5% excluding the TriNet Corporate Realty transaction). On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 51.7%, based on the Trust's estimate of its net asset value following the Asset Sale. Based on the closing prices for the trading day four weeks prior to the public announcement of each of the public REIT transactions which have been announced but not yet closed, the average premium to be paid by the surviving company for the company being acquired is 43.6% (20.7% excluding the TriNet Corporate Realty transaction) and ranges from 2.3% to 135.3% for the selected transactions (a maximum premium of 40.3% excluding the TriNet Corporate Realty transaction). On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 56.3%, based on the Trust's estimate of its net asset value following the Asset Sale.



                    PUBLIC RETAIL PROPERTY REIT TRANSACTIONS
                                    (CLOSED)

DATE EFFECTIVE                                TARGET                                     ACQUIROR
-------------------------   ------------------------------------------     ------------------------------------

6/15/98                     Horizon Group                                  Prime Retail
6/19/98                     Price REIT Inc.                                Kimco Realty Corp.
8/6/98                      Mid America Realty Investments                 Bradley Real Estate, Inc.
9/25/98                     New Plan Realty Trust                          Excel Realty Trust
9/30/98                     FAC Realty Trust                               Prometheus Southeast Retail

         Based on the closing prices for the trading day prior to the public announcement of each of these transactions, the average premium paid by the surviving company for the company being acquired in the public retail sector REIT transactions was 8.3% and ranged from 2.7% to 13.5% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 51.7%, based on the Trust's estimate of its net asset value following the Asset Sale. Based on the closing prices for the trading day four weeks prior to the public announcement of each of the public retail property REIT transactions, the average premium paid by the surviving company for the company being acquired was 11.4% and ranged from (7.9%) to 30.0% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 56.3%, based on the Trust's estimate of its net asset value following the Asset Sale. The FFO multiples for the acquired retail focused companies, calculated based on the price per share offered divided by the FFO per share based on the most recently reported trailing 12 month period, ranged from 7.7x to 15.5x with an average of 10.7x. The FFO multiple for the Trust is 14.5x based on the net price per share estimated by the Trust from the Asset Sale and Liquidation divided by FFO of $0.44 for the 12 month period ended September 30, 1999.

         No transaction utilized in a comparable transaction analysis is identical to the Asset Sale and, accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics of the Trust and other factors that would affect the acquisition value of companies to which it is being compared. In evaluating the selected comparable transactions, Raymond James made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Trust, such as the impact of competition on the Trust and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the Trust or the industry or in the financial markets in general.

         STOCK TRADING HISTORY. Raymond James reviewed the daily closing prices of the Trust's common shares from January 1, 1990 through October 19, 1999. Raymond James also reviewed the premium obtained by computing the percentage excess of the anticipated liquidating distributions to shareholders over the high, low and average closing price of the common shares for the following periods ended August 16, 1999, the date of the announcement of the signed letter of intent with AEGON Advisors.

Estimated Distribution Amount Based on the Offer Price     $6.45


            RECENT USP PRICE PER SHARE
---------------------------------------------------
Price at Announcement (8/16/99)*...................         4.25

                                                          High             Low            Average
                                                      -------------    ------------     -----------
One Month Prior....................................  $      4.25      $     4.00       $    4.04
Three Months Prior.................................  $      5.00      $     4.00       $    4.33
Six Months Prior...................................  $      5.00      $     3.75       $    4.18
One Year Prior.....................................  $      6.38      $     3.75       $    4.59
Three Years Prior..................................  $      6.38      $     3.56       $    4.41



                   OFFER PREMIUM
---------------------------------------------------
Price at Announcement (8/16/99)*...................       51.7%

                                                          High             Low            Average
                                                      -------------    ------------     -----------
One Month Prior....................................       51.7%           61.2%             59.5%
Three Months Prior.................................       29.0%           61.2%             48.9%
Six Months Prior...................................       29.0%           71.9%             54.2%
One Year Prior.....................................        1.1%           71.9%             40.6%
Three Years Prior..................................        1.1%           81.0%             46.1%

*THE TRANSACTION WAS ANNOUNCED AFTER THE MARKET CLOSED ON 8/16/99.

         The summary set forth above does not purport to be a complete description of the analyses performed by Raymond James. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be taken as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying the opinion. In addition, certain analyses or valuations may be more or less relevant than other analyses or valuations, and may have assumptions which are more or less probable than other assumptions, so that the ranges of valuations resulting from a particular analysis described above should not be taken to be Raymond James' view of the value of the real estate assets or the common shares. In light of the number and variety of analyses, valuations and assumptions considered, Raymond James did not assign relative weights to these analyses, valuations and assumptions considered.

         In performing its analyses, Raymond James assumed economic, market and other conditions as in effect on, and the information made available to it as of, October 21, 1999. The analyses performed by Raymond James are not necessarily indicative of actual value, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Raymond James' analysis of whether the price to be received pursuant to the Purchase Agreement is fair from a financial point of view to the Trust, and were conducted in connection with the delivery of the opinion by Raymond James to the Board of Trustees. The analyses do not purport to be appraisals or to reflect the prices at which the real estate assets or the Trust might actually be sold. The Raymond James analyses described above should not be viewed as determinative of the opinion of the Board of Trustees or the management of the Trust with respect to the value of the Trust.

         The opinion speaks as of October 21, 1999 and Raymond James is not required to and does not intend to update the opinion. Among other things, changes in industry performance, general business, economic, market and financial conditions, as well as changes in the Trust's business or its properties, may affect a future determination of fairness. In addition, in the event of a material amendment to the Purchase Agreement, the Board of Trustees may request Raymond James to update the opinion, if it deems appropriate.

          Raymond James is a full service broker-dealer engaged in most aspects of securities distribution and investment banking. Raymond James is the largest brokerage and investment firm headquartered in the State of Florida. It is a member of the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Chicago Board Options Exchange, New York Futures Exchange, Pacific Stock Exchange and Chicago Stock Exchange. It is also a member of the Securities Industry Association, the National Association of Securities Dealers (NASD), and the Securities Investors Protection Corporation
(SIPC). In the ordinary course of its trading, brokerage and financing activities, Raymond James and its affiliates may, at any time, have a long or short position in, and buy and sell the equity securities of, the Trust for its account or the accounts of its customers.

         The type and amount of consideration payable in connection with the Asset Sale and Purchase Agreement was determined through negotiation between the Special Committee and AEGON Advisors. Although Raymond James provided financial advice to the Special Committee during the course of negotiations, the decision to enter into the Asset Sale and Purchase Agreement was solely that of the Board of Trustees and the Special Committee. Raymond James' advice, opinion and financial analyses were only one of the many factors considered by the Board of Trustees and the Special Committee in their evaluation of the proposed Asset Sale and Purchase Agreement and should not be viewed as determinative of the views of the Board of Trustees or the Special Committee with respect to the consideration to be received by the Trust in connection with the Asset Sale and Purchase Agreement.

         Pursuant to an engagement letter dated April 9, 1997, as amended on August 9, 1999, the Trust paid a $50,000 engagement fee, and has agreed to pay Raymond James (i) a $100,000 fee for its fairness opinion in connection with the delivery of such opinion and (ii) a cash transaction fee of $150,000 upon the closing of the Asset Sale. The Trust has also agreed to reimburse Raymond James for all expenses incurred in connection with the services provided by Raymond James. As of the date of this Proxy Statement, the Trust has paid Raymond James approximately $21,000 for expenses incurred on behalf of the Trust.

PERSPECTIVE OF AEGON ADVISORS AND ITS AFFILIATES ON THE FAIRNESS OF THE ASSET
SALE

         As discussed under "Special Factors--Background of the Asset Sale," the determination of the purchase price for the Asset Sale resulted from extensive arm's-length negotiation between the representatives of the Trust and AEGON Advisors. At the conclusion of the negotiation process, AEGON Advisors offered to acquire the real estate assets of the Trust for a price of $33,500,000.

         AEGON Advisors and its affiliates believe that the Asset Sale is fair to the shareholders of the Trust, including the unaffiliated shareholders of the Trust. Neither AEGON Advisors nor any of its affiliates undertook any formal or informal evaluation of its own as to the fairness of the Asset Sale to the shareholders of the Trust. Rather, AEGON Advisors and its affiliates base their belief solely on (i) the factors cited by the Board of Trustees of the Trust and its determination that the Asset Sale is fair to, and in the best interest of, the shareholders of the Trust (see "Special Factors--Reasons for the Asset Sale"), (ii) the fact that the expected liquidating distributions to shareholders in excess of $6.00 per share represents a premium at least 40% over the closing price for the Trust's shares on the day of the announcement of the execution of the letter of intent with AEGON Advisors, and (iii) the fact that the terms of the Asset Sale and the Purchase Agreement were negotiated on an arm's-length basis. In concluding that the terms of the Asset Sale are fair to the unaffiliated shareholders of the Trust, neither AEGON Advisors nor its affiliates attach specific weight to any factors in reaching its belief as to fairness.

UNSOLICITED OFFERS FROM THIRD PARTIES

         As of the date of this Proxy Statement, the Trust has not received any unsolicited offers from third parties for a merger or other business combination involving the Trust or any unsolicited proposal or offer to acquire in any manner a substantial equity interest in, a substantial portion of the voting securities of, or a substantial portion of the assets of the Trust, other than the transaction contemplated by the Purchase Agreement, since announcing the signing of the letter of intent by the Trust and AEGON Advisors to commence negotiations of the Asset Sale and Liquidation on August 16, 1999.

INTERESTS OF CERTAIN PERSONS IN THE ASSET SALE AND LIQUIDATION

         In considering the recommendation of the Special Committee and the Board, shareholders of the Trust should be aware that certain officers, trustees and shareholders of the Trust may have interests in the Asset Sale and Liquidation that may be different or in addition to the interests of shareholders of the Trust generally. The Special Committee and the Board were aware of these interests and considered them, among other factors, in approving the Asset Sale and Liquidation. The interests are summarized below.

         INTERESTS OF OFFICERS

         The following four persons currently serve as executive officers of the
Trust: David L. Blankenship, Maureen DeWald, Alan F. Fletcher, and Roger L. Schulz (the "Officers"). Mr. Blankenship has served as President of the Trust since 1985. He has been employed by AEGON USA since 1977 in various administrative and management positions related to real estate investment activities and is Chairman of the Board and President of AEGON Advisors. Ms. DeWald has served as Vice President of the Trust since 1986 and Secretary since 1985. She has been employed by AEGON USA since 1983 as an attorney for real estate investment activities and is Senior Vice President, Secretary and General Counsel of AEGON Advisors. Mr. Fletcher has served as Treasurer of the Trust since 1986, as Vice President since 1985, as Assistant Secretary since 1982 and as principal financial officer since 1981. He has been employed by AEGON USA since 1981 in various financial and administrative positions related to investment activities and is Senior Vice President and Chief Financial Officer of AEGON Advisors. Mr. Schulz has served as Controller and Assistant Secretary of the Trust since 1995. He has been employed by AEGON USA since 1985 in various accounting and financial reporting positions related to real estate investment activities and is Manager--Financial Reporting for AEGON Advisors.

         The Officers receive no cash or deferred compensation in their capacities as such from the Trust. The Officers are currently employed by AEGON USA, and will remain employees of AEGON USA following the closing of the Asset Sale and Liquidation. In order to avoid any real or apparent conflict of interest among the Officers during the negotiation of the Purchase Agreement, the Board established the Special Committee to negotiate, review the fairness of, and approve the Purchase Agreement and the Asset Sale. The Officers were directed by the Board to cooperate with the Special Committee and its advisors. The Officers beneficially own 4,118 shares (excluding the shares owned by AEGON
USA), and will thus be entitled to receive 0.1% of the assets distributed in the Liquidation. However, the shares beneficially owned by the Officers will be treated the same as shares held by all other shareholders. See "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS."

         INTERESTS OF TRUSTEES

         The following four persons currently serve on the Board of Trustees:
Patrick E. Falconio, Edwin L. Ingraham, Samuel L. Kaplan and Richard M. Osborne. Mr. Falconio has served as a Trustee and Chairman of the Board since 1988, and retired on February 1, 1999 as Executive Vice President and Chief Investment Officer of AEGON USA. He was also a director of AEGON Advisors and various other subsidiaries of AEGON USA until his retirement. Mr. Ingraham has served as a Trustee since 1984, and retired in 1988 as Executive Vice President, Treasurer and Chief Investment Officer of AEGON USA. In order to avoid any real or apparent conflict of interest among the Trustees approving the Asset Sale and Liquidation, the Board established the Special Committee of trustees not affiliated with AEGON Advisors or AEGON USA to negotiate, review the fairness of, and approve, the Purchase Agreement and the Asset Sale. The Trustees beneficially own 564,581 shares, and will thus be entitled to receive 14.55% of the assets distributed in the Liquidation. However, the shares beneficially owned by the Trustees will be treated the same as shares held by all other shareholders. See "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS." The Trust's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees and agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which they may be involved or with which they may be threatened, while acting as a Trustee or as an officer, employee or agent of the Trust or thereafter, by reason of being or having been a Trustee, officer, employee or agent of the Trust, except with respect to any matter as to which they shall have been found to have acted in bad faith or with willful misconduct or reckless disregard of their duties or gross negligence or not to have acted in good faith in the reasonable belief that their action was in the best interests of the Trust. In connection therewith, the Trust maintains an insurance policy to cover liability of the Trustees, which the Trust expects to continue through tail coverage after the Asset Sale and Liquidation.

         INTERESTS OF AEGON USA

         AEGON USA is the largest shareholder of the Trust, beneficially owning approximately 30.86% of the Trust's outstanding shares. In addition to its equity interest in the Trust, AEGON USA has provided debt financing for certain of the Properties. On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured, requiring principal repayment. On March 15, 1999, the Trust refinanced these mortgage loans with Monumental Life Insurance Company, a wholly-owned subsidiary of AEGON USA. The new loans are for a period of one year, carry an initial interest rate of 7%, and may be prepaid at any time without penalty. If the Asset Sale is consummated, these loans will be repaid by the Trust from the proceeds of the Asset Sale as part of the Liquidation, prior to any liquidating distributions to shareholders.

                 SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE

THE PURCHASE AGREEMENT

         THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN ASPECTS OF THE PURCHASE AGREEMENT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE PURCHASE AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX D. WE HAVE NOT FILED WITH THE COMMISSION ALL EXHIBITS OR OTHER AGREEMENTS REFERRED TO IN THE PURCHASE AGREEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PURCHASE AGREEMENT.

         GENERAL

         On January 20, 2000, the Trust and AEGON Advisors entered into the Purchase Agreement pursuant to which the Trust has agreed to sell and transfer, and AEGON Advisors has agreed to purchase and assume, subject to the terms and conditions of the Purchase Agreement, including approval of the Trust's shareholders, all of the Trust's real estate assets and certain liabilities for $33,500,000. The Trust's real estate assets include the Properties and all Improvements, Personal Property, Tenant Leases, Operating Agreements, Warranties, Plans and Specifications, Licenses related thereto, as well as all rents, issues, royalties and profits of the Properties, whether coming due before or after the closing date of the Asset Sale. The Properties are being sold in fee simple title, subject to certain Permitted Exceptions. The properties will be transferred free and clear of mortgages and related liens, with the possible exception of the Yamaha Warehouse, as described below. Both Mendenhall Commons and North Park Plaza are subject to mortgage loans with Monumental Life Insurance Company, a wholly owned subsidiary of AEGON USA, which will be repaid by the Trust from the proceeds of the Asset Sale as part of the Liquidation. The Trust estimates that the known liabilities not assumed by AEGON Advisors will total approximately $9,000,000.

         If AEGON Advisors assumes, subject to lender consent, the existing lien of the first mortgage and related security instruments encumbering the Trust's Yamaha Warehouse property (the "Yamaha Debt"), thereby avoiding a substantial prepayment fee of approximately $60,000, the Trust will pay the Yamaha Lender an assumption fee of 1% of the outstanding principal owing under the Yamaha Debt, and the purchase price will be reduced by the outstanding principal and unpaid interest owing under the Yamaha Debt as of the Closing Date. The Yamaha Debt is expected to total approximately $1.4 million at the time of closing. If the Yamaha Lender refuses to consent to the sale, the purchase price will not be reduced, but the Trust will pay off the Yamaha mortgage at the closing of the Asset Sale, pay the prepayment fee and deliver the Yamaha Warehouse property free and clear of the mortgage and related liens. AEGON Advisors is obligated under the Purchase Agreement to use reasonable efforts to obtain the Yamaha Lender's consent to AEGON Advisors' assumption of the Yamaha Debt, and the Trust intends to use its best efforts to ensure that such consent is obtained.

         Subject to the conditions contained in the Purchase Agreement, the closing of the Asset Sale will take place at or be closed in escrow through the offices of American Title Company promptly following the Special Meeting, or at such other place or on such other date as may be mutually agreeable to the parties, but in no event later than June 30, 2000. There can be no assurance that all conditions of the Asset Sale will be satisfied.

         REPRESENTATIONS AND WARRANTIES

         The Purchase Agreement contains customary representations and warranties of the Trust relating to, among other things: (i) the Trust's status as a domestic entity under the Internal Revenue Code; (ii) due authorization and approval of the Purchase Agreement and each instrument or document required to be executed and delivered by the Trust pursuant to the Purchase Agreement and the consummation of the transactions contemplated thereby; (iii) the absence of any governmental or regulatory authorization, consent or approval required to consummate the Asset Sale; and (iv) the absence of any contract or agreement in conflict with the terms and conditions of the Purchase Agreement.

         The Purchase Agreement also contains customary representations and warranties of AEGON Advisors relating to, among other things: (i) due authorization and approval of the Purchase Agreement and the consummation of the transactions contemplated thereby; (ii) the absence of governmental or other regulations that would restrict AEGON Advisors' proposed purchase of the Properties; and (iii) the absence of any conflict between the proposed Asset Sale and AEGON Advisors' Articles of Incorporation or By-Laws.

         The parties also jointly made certain statements concerning the condition of the Properties, limited to their actual knowledge, regarding, among other things: (i) the absence, except as disclosed, of tenants in material default under their leases; (ii) the absence of liens and encumbrances affecting the Properties, other than Permitted Title Exceptions; (iii) material compliance of the Properties with all applicable laws, codes and ordinances including those regulating zoning, building, health, fire or other safety and environmental conditions; (iv) the status of insurance against fire and other hazards; (v) the absence of plans for condemnation, or street or other improvements which may result in special assessments against the Properties; (vi) the absence of claims, suits or proceedings pending or threatened against or affecting the Properties; and (vii) the absence of any damage to the Properties which has not been repaired. The parties further stated in the Purchase Agreement that neither the execution and delivery of the Purchase Agreement, nor the consummation of the contemplated transactions or compliance with the terms and provisions of the Purchase Agreement, will violate any provision of law to which the Trust is subject, or will conflict or result in any breach or default of, or result in any lien or encumbrance upon the Properties pursuant to, any indenture, mortgage, deed of trust, lease or other instrument to which the Trust is a party or by which the Trust or any of the Properties is bound. AEGON Advisors has acknowledged that it is purchasing the Properties on an AS-IS condition, based upon its own inspections of the Properties and without the benefit of any representation, warranty or disclosure from the Trust.

         OPERATIONS OF THE TRUST PRIOR TO THE CLOSING

         While the Closing is pending, the Trust has agreed to operate the Properties in the ordinary course of business, by, among other things, complying with the terms of all leases, mortgages, or other contractual obligations, and performing regular, scheduled, or necessary maintenance and repair of the Properties and related fixtures, furniture and equipment. The Trust has agreed not to enter into any agreements or contracts affecting the Properties which will survive the closing, or any new lease or modifications or terminations of existing leases, without the consent of AEGON Advisors. Any contracts for tenant improvements for certain Permitted Lease Transactions which are not completed prior to Closing will be assigned to and assumed by AEGON Advisors. The Trust will pay for the tenant improvement costs or allowances and leasing commissions in approved or Permitted Lease Transactions to the extent necessary to maintain gross rent levels, upon which AEGON advisors had based its purchase price.

         AEGON Advisors is the asset manager for the Properties pursuant to a Management Agreement dated July 1, 1981 and an Administrative Agreement dated January 1, 1984 (together, the "Advisory Agreements"). See "THE

TRUST--Administrative, Advisory and Acquisition Services" and "--Management Services." AEGON Advisors has agreed to continue to manage the Properties in the best interests of the Trust pursuant to the Advisory Agreements in the same manner as before the Purchase Agreement. All actions taken by the Trust in regard to the Properties at the recommendation of AEGON Advisors as advisor will be considered consented to by AEGON Advisors for purposes of the Purchase Agreement. The Trust has directed AEGON Advisors to conduct operations at the Properties in accordance with any applicable terms and conditions of the Purchase Agreement. The Trust has also agreed that AEGON Advisors will have access to the Properties to perform its due diligence and inspections allowed by the Purchase Agreement in addition to its normal access to the Properties in its capacity as advisor to the Trust. AEGON Advisors has agreed to indemnify the Trust for any loss, cost, damage or liability caused by AEGON Advisors' conduct of its due diligence review of the Properties.

         The Trust has further agreed to call the Special Meeting to obtain the approval of the shareholders for this transaction, which shall include the approval of the shareholders in accordance with the Declaration of Trust that the Trust be liquidated and the proceeds of the Asset Sale, together with other liquid assets of the Trust, less costs and reserves, be promptly distributed to the shareholders. The Trust agreed to recommend the Asset Sale, subject to receipt of a favorable fairness opinion from Raymond James.

         CLOSING CONDITIONS

         The Asset Sale will be consummated only if the Purchase Agreement and the required Liquidation are approved and adopted by the affirmative vote of the holders of two-thirds of the voting power of all outstanding shares the Trust, and the Trust receives a favorable fairness opinion from Raymond James. The Trust believes that the holders of approximately 45% of the outstanding shares (including AEGON USA) intend to vote in favor of the Asset Sale and Liquidation. On October 21, 1999, the Board of Trustees received the written opinion of Raymond James that the Asset Sale is fair, from a financial point of view, to the Trust's shareholders.

         The closing of the Asset Sale also is subject to the satisfaction of certain other conditions specified in the Purchase Agreement, unless such conditions are waived. AEGON Advisors' obligation to buy the Properties is subject to, among other things: (i) AEGON Advisors obtaining a preliminary title report and a commitment for an owner's policy of title insurance satisfactory to AEGON Advisors from the Title Company with respect to each of the Properties;
(ii) AEGON Advisors obtaining certified surveys of the Properties which reveal no new exceptions unacceptable to AEGON Advisors; (iii) AEGON Advisors obtaining an environmental report or report update concerning the Properties which does not show or indicate any asbestos in the Improvements or any contamination of the Properties above any level requiring a mediation or clean-up by any applicable federal, state or local law, code or ordinance except as otherwise agreed to by AEGON Advisors; and (iv) the continued accuracy of the Trust's representations in the Purchase Agreement without any change in the rent rolls or the status of defaults of tenants which would be detrimental to the value of any Property.

         CLOSING PRORATIONS

         AEGON Advisors will obtain its own insurance coverage for the Properties at Closing. Rents and reimbursements due after Closing will be prorated at Closing based upon estimates of such amounts. Property expenses, collected rents, and ad valorem taxes on the Properties for the current year will be prorated at the Closing, effective as of the Closing Date, utilizing the latest available computations of such items. Except as otherwise agreed by the parties, the Trust will be responsible for all property expenses incurred, undertaken, or contracted for prior to Closing, and has agreed to indemnify and hold AEGON Advisors harmless from any claim, cost, or cause of action arising from any such expenses and liabilities. Charges under the continuing Operating Agreements assumed by AEGON Advisors will be prorated between the parties at Closing. Tenant security deposits in the possession of the Trust and prepaid rents will be credited to AEGON Advisors. In addition to the Purchase Price, AEGON Advisors will pay the Trust its pro rata share of all tenant delinquent rental accounts at face value, but will only pay for accounts whose total delinquency is less than ninety (90) days past due, and specifically shall not pay for the accounts of any tenants in bankruptcy or state insolvency proceedings or any accounts whose total delinquency is more than thirty (30) days past due if the tenant in question has vacated the property. All other rental accounts will be transferred to AEGON Advisors at Closing without additional charge. The Trust will cause all utility meters to be read on the Closing Date and AEGON Advisors shall be responsible for having utilities connected on such date in its own name.

         RISK OF LOSS

         Until Closing, all risk of loss of the Properties is on the Trust and if, prior to Closing, the Properties, or any part thereof, become damaged by fire or other casualty or become the object of any condemnation proceedings, AEGON Advisors may, as its sole and exclusive remedy, elect to either (i) terminate the Purchase Agreement, or (ii) proceed with the Closing and receive an assignment in form acceptable to AEGON Advisors of all insurance proceeds or awards for such taking, free and clear of all liens, claims and encumbrances, and in the case of casualty, together with a cash payment by the Trust to AEGON Advisors in the amount of the lesser of (a) any deductible under the Trust's insurance, or (b) the cost of the repair of the damage. If the estimated cost of repair is less than $1,000,000, AEGON Advisors has agreed to proceed to Closing.

         REMEDIES

         The Trust's sole remedy in the case of a default in AEGON Advisors' performance under the Purchase Agreement is the receipt of the $200,000 in earnest money paid into escrow by AEGON Advisors and termination of the Purchase Agreement. Upon a default by the Trust under the Purchase Agreement, AEGON Advisors may, as its sole and exclusive remedies, elect to: (i) terminate the Purchase Agreement and reclaim the earnest money; (ii) seek specific performance of the Purchase Agreement; or (iii) sue the Trust for damages not to exceed the earnest money.


         Except for failure to close on the specified Closing Date, in which case no notice or cure period is required, prior to a declaration of default, the parties have agreed to give written notice to each other specifying the default. The defaulting party will have five business days from receipt of such notice to cure the default. If the cure period extends beyond the scheduled date of Closing, the Closing Date will be postponed to the last day of the cure period. In the event either party to the Purchase Agreement employs an attorney and commences legal action because of the other party's default, then the non-prevailing party will pay to the prevailing party reasonable attorney's fees incurred in the enforcement of the Purchase Agreement.

         INDEMNIFICATION

         The parties have agreed to indemnify and hold harmless each other with respect to any loss arising from the inaccuracy of such party's representations and warranties. AEGON Advisors has also agreed to indemnify and hold harmless the Trust for any loss incurred by the Trust caused by AEGON Advisors' conduct of its due diligence.

         TERMINATION

         The Purchase Agreement is subject to termination under several circumstances, including failure to obtain the requisite shareholder approval. It shall terminate automatically if any of the closing conditions are not satisfied, if AEGON Advisors defaults in its performance of the Purchase Agreement, if the Trust defaults in its performance of the Purchase Agreement, or the Property becomes damaged by fire or other casualty or becomes the object of any condemnation proceedings before the Closing. See " -- Remedies" above for a summary of the effect of termination of the Purchase Agreement prior to Closing. No other fees are due upon termination of the Purchase Agreement.

         AMENDMENT AND WAIVER

         The Purchase Agreement may be amended, superseded, extended or modified only in a written document executed by both AEGON Advisors and the Trust. If the conditions to closing regarding the status of the Properties are not timely satisfied, AEGON Advisors may elect to (i) waive such conditions and close, (ii) terminate the Purchase Agreement, or (iii) reject the affected Property or Properties by notice to the Trust, in which event the rejected Properties will be deleted from the Purchase Agreement and the purchase price will be reduced by the amount allocated to the deleted Properties.

         FEES AND EXPENSES

         The Trust will bear all costs and related expenses incurred in connection with the Asset Sale and Liquidation, including applicable transfer taxes, with the exception of expenses related to the cost of title policies, surveys and environmental reports and one-half of the Title Company escrow fees, if any, which AEGON Advisors will bear. No fees or commissions will be paid to any brokers, finders or other persons in connection with the Asset Sale and Liquidation except for the fees due Raymond James, whose fees shall be borne by the Trust. See "SPECIAL FACTORS--Opinion of Financial Advisor."

ANTICIPATED ACCOUNTING TREATMENT

         The Asset Sale will be accounted for as a sale by the Trust, and as a purchase by AEGON Advisors.

FINANCING OF THE ASSET SALE; SOURCE OF FUNDS

         AEGON Advisors has represented in the Purchase Agreement that it, together with its affiliates, has sufficient capital resources necessary to perform its obligations under the Purchase Agreement. AEGON Advisors intends to finance the Asset Sale with working capital funds.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is a summary of the material federal income tax consequences to the Trust and its shareholders relevant to the Asset Sale and Liquidation, but is not intended to be a complete analysis of all the potential tax effects. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service ("IRS") rulings, and judicial decisions now in effect, all of which are subject to change at anytime. Any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that the Trust will liquidate substantially in accordance with the process described below under "LIQUIDATION." It is also assumed that all liquidating distributions to shareholders or to the liquidating trust will occur during the same taxable year as the Asset Sale occurs. No assurances can be given that the tax treatment described herein will remain unchanged at the time of the distributions.

         CONSEQUENCES TO THE TRUST

         Upon the Asset Sale, the Trust will generally recognize capital gain to the extent the amount it realizes upon the sale of each real estate asset exceeds its adjusted basis in that asset for federal income tax purposes at the time of the sale. The Trust should not be subject to tax on the net capital gain that it recognizes as a result of the Asset Sale if before the end of the taxable year during which the Asset Sale occurs it makes liquidating distributions to shareholders or to the liquidating trust in an amount at least equal to its earnings and profits (as calculated for federal income tax purposes) for that taxable year. Until the Liquidation is completed and the Trust ceases to exist, the Trust will continue to be subject to tax on its taxable income.

         CONSEQUENCES TO SHAREHOLDERS

         The Asset Sale will not in itself result in federal income tax consequences to the holders of the shares. Upon receipt of the liquidating distributions, shareholders will recognize gain or loss equal to the difference between (i) the amount of cash distributed to them in the Liquidation, and (ii) their tax basis for their shares. Gain or loss recognized by a shareholder will be capital gain or loss provided the shares are held as capital assets. If the shares are held as capital assets and the shareholder has held the shares for more than one year, the gain will be long-term capital gain. Long-term capital gains of individuals, estates, and trusts are currently taxed at a maximum rate of 20%. Long-term capital gains of corporations are taxed at the same rates as ordinary income (at rates up to 35%). To determine the deductibility of capital losses, all capital gains and losses incurred in the year must be totaled. Any capital losses are deductible only to the extent of any capital gains plus, in the case of non-corporate shareholders, ordinary income of up to $3,000.00 per year. Corporate shareholders can use capital losses for a tax year only to offset capital gains in that year. Individuals and other non-corporate shareholders may carry over a net capital loss for an unlimited time until the loss is exhausted. Corporate shareholders may carry back a capital loss to each of the three tax years preceding the loss year to offset capital gain. Any excess may be carried forward for five years following the loss year. After the close of its taxable year, the Trust will provide shareholders and the IRS with a statement of the amount of cash distributed to each of the shareholders during that year.

         THE LIQUIDATING TRUST

         If a liquidating trust is used, shareholders will be treated for tax purposes at the time of transfer as having received their pro rata share of property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. The liquidating trust itself should not be subject to tax. After formation of the liquidating trust, the shareholders must take into account for federal income tax purposes each year their allocable portion of any income, expense, gain or loss recognized by the liquidating trust. As a result of the transfer of property to the liquidating trust and the possible receipt of income by the liquidating trust, shareholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay the tax. The final distributions from the liquidating trust to shareholders will not have any further federal income tax consequences to shareholders.

         STATE AND LOCAL INCOME TAX CONSEQUENCES

         Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions for their shares, as well as their interests in the liquidating trust.

         THE TRUST RECOMMENDS THAT EACH SHAREHOLDER CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF THE PROPOSED ASSET SALE AND LIQUIDATION.

ABSENCE OF APPRAISAL RIGHTS

         Under the Declaration of Trust, which is governed by Iowa common law, if the shareholders approve the Asset Sale and Liquidation, the Asset Sale and Liquidation will not give rise to any rights of shareholders of the Trust to seek a court appraisal of their shares, or any similar dissenters' rights.

REGULATORY APPROVALS

         The Trust believes that no regulatory approvals are or will be required in connection with the Asset Sale and Liquidation. At the completion of the Liquidation, the Trust will file notice with the County Recorder of Linn County, Iowa, thereby terminating the Trust.

                                   LIQUIDATION

GENERAL

         If the shareholders approve the Purchase Agreement and the Asset Sale is consummated, the assets of the Trust will consist of $33,500,000 in cash proceeds from the Asset Sale, less approximately $1.4 million for repayment or assumption of the Yamaha Debt and less such amount of proceeds necessary pay certain liabilities not assumed in the Asset Sale, including the outstanding mortgage loans on Mendenhall Commons and North Park Plaza. The Trust's other assets will consist of cash and cash equivalents. The Trust currently estimates that liabilities not assumed will total approximately $9,000,000. See "SELECTED FINANCIAL DATA." Accordingly, the Trust estimates that there will be approximately $24,500,000 (less the costs of operation and professional fees during liquidation, and less any unforseen liabilities asserted during liquidation) available for distribution to shareholders in liquidation on a pro rata basis. See "PRO FORMA FINANCIAL INFORMATION." As of the date of this Proxy Statement, the Trust had 3,880,000 shares issued and outstanding. The Asset Sale and Liquidation is expected to result in total liquidating distributions to shareholders in excess of $6.00 per share. No assurances can be given, however, that, as a consequence of the Liquidation, holders of the Trust's shares will receive aggregate cash distributions per share which exceed the prices at which the Trust's shares have generally been traded.

         Assuming the Closing of the Asset Sale occurs on or before March 30, 2000, the Board of Trustees presently intends to pay an initial cash distribution of at least $6.00 per share to shareholders on or before April 17, 2000 (the "Initial Distribution") provided that the Board believes at that time that the Contingency Reserve hereinafter defined is adequate to provide for the Trust's obligations, liabilities (actual and contingent) and expenses. Depending on their tax basis for their shares, shareholders may be required to recognize gain for tax purposes upon receipt of distributions in liquidation and upon the transfer of any undistributed assets to a liquidating trust. See "-- Liquidating Distributions," "SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE--Certain Federal Income Tax Consequences" and "PRO FORMA FINANCIAL INFORMATION."

LIQUIDATION PROCEDURE

         In the event that the Asset Sale is consummated, the officers of the Trust will be directed to commence the immediate liquidation of the Trust. The Trust will cease to carry on its business, except to the extent necessary for the winding up of the Trust. The Advisory Agreements will be amended, providing for a reasonable and customary fee to AEGON Advisors for its continued services until the liquidation proceedings are completed or until a liquidating trust is established. The legal existence of the Trust will continue to the extent necessary to wind up the affairs of the Trust until the liquidation proceedings are completed and a notice is filed with the County Recorder of Linn County, Iowa.

         The officers will proceed as soon as possible to collect or make provision for the collection of all known debts due or owing to the Trust, pay or make provision for the payment of all known debts, obligations, and liabilities of the Trust according to their priorities, and will give notice to each creditor of and claimant against the Trust. A notice of the pending Liquidation will be published in a newspaper. All claims must be received within 120 days of publishing or giving written notice, as applicable. The Trust may accept or reject the claim by giving written notice to the person submitting it. The officers will be authorized to sell, transfer or otherwise dispose of all remaining property and assets of the Trust, and all tangible or intangible property, including money, remaining after the discharge of, or after making adequate provision for the discharge of, the debts, obligations and liabilities of the Trust will be distributed on a pro rata basis to the shareholders of record on the Final Record Date selected by the Board for the distributions. No further shareholder votes will be solicited with respect to approval of the specific terms of any asset sales approved by the Board of Trustees. The Trust will indemnify its officers, trustees, employees, agents, and representatives for actions taken in connection with the Asset Sale and the winding up of the affairs of the Trust. The Trust's obligations to indemnify such persons may also be satisfied out of assets of any liquidating trust established hereunder.

         The Board of Trustees has determined to establish a Contingency Reserve of approximately $400,000 which it believes will be sufficient to satisfy the liabilities, expenses, and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the Closing. The net balance, if any, of the Contingency Reserve remaining (including interest earned on cash in the Contingency Reserve) after payment, provision or discharge of all liabilities, expenses and obligations, also will be distributed to the Trust's shareholders pro rata or to the liquidating trust. Although the Trust presently intends to pay the initial distribution on or before April 17, 2000 (assuming the closing of the Asset Sale occurs on or before March 30, 2000), no assurances can be given that available cash at that time together with the Contingency Reserve will be adequate in the Board's judgment to provide for the Trust's obligations, liabilities, expenses and claims as well as to fund the distribution. See "--Liquidating Distributions," "--Contingency Reserve; Liquidating Trust" and "PRO FORMA FINANCIAL INFORMATION."

         Assuming the Closing of the Asset Sale occurs on or before March 30, 2000 and the Initial Distribution occurs on or before April 17, 2000, the Trust expects to transfer any remaining assets (including any Contingency Reserve) to a liquidating trust. In the event a liquidating trust is established, the Trust would distribute pro rata to the shareholders beneficial interests in the liquidating trust ("Interests"). It is anticipated that the Interests will not be freely tradeable; hence, although the recipients of the Interests in the liquidating trust will be treated for tax purposes as having received their pro rata share of property transferred to the liquidating trust and will thereafter take into account for tax purposes their allocable portion of any income, expense, gain or loss realized by the liquidating trust, the recipients of the Interests will not realize the value of the Interests unless and until the liquidating trust distributes cash or other assets to them.

         Assuming the expiration of all time periods relating to payment of claims described above and assuming there are no pending legal, administrative or arbitration proceedings by or against the Trust, a notice will be filed with the County Recorder of Linn County, Iowa. When the notice of liquidation has been filed, the Trust will be terminated.

LIQUIDATING DISTRIBUTIONS

         The Board has not established a firm timetable for distributions to shareholders. If the closing of the Asset Sale takes place, the Board will, subject to the requirements for maintaining adequate reserves to pay all of the Trust's liabilities and obligations, make such distributions as promptly as practicable consistent with maximizing shareholder value. Assuming the Asset Sale closing occurs on or before March 30, 2000, the Board of Trustees presently intends to pay an initial cash distribution of at least $6.00 per share to shareholders on or before April 17, 2000, provided that at that time the Board is of the opinion that the Contingency Reserve is adequate to provide for the Trust's obligations, liabilities (actual and contingent) and expenses. The Board is, however, currently unable to predict with certainty the precise amount of any distributions of cash resulting from the Liquidation. The actual amount and timing of, and Final Record Date for, all distributions will be determined by the Board of Trustees, in its sole discretion, and will depend upon the amounts deemed necessary by the Board to pay or provide for all of the Trust's liabilities and obligations. The Trust does not plan to satisfy all of its liabilities and obligations prior to making an initial distribution to its shareholders, but instead will reserve assets deemed by management to be adequate to provide for satisfying such liabilities and obligations. However, the ultimate amount of liabilities cannot be determined with certainty, which makes it impracticable to predict the aggregate net amount ultimately distributable to shareholders. Claims, liabilities and expenses from operations will continue to accrue following approval of the Asset Sale and Liquidation and closing of the Asset Sale, and the Trust anticipates that expenses for professional fees and other expenses of liquidation will be significant. These expenses will reduce the amount of assets available for ultimate distribution to shareholders. While the Trust does not believe that a precise estimate of those expenses can presently be made, the Board believes that available cash, interest income and the amounts which will be received upon the closing of the Asset Sale will be adequate to provide for the Trust's obligations, liabilities, expenses and claims (including contingent liabilities) and to make cash distributions to shareholders. However, no assurance can be given as to the foregoing. See "PRO FORMA FINANCIAL INFORMATION."

CONTINGENCY RESERVE; LIQUIDATING TRUST

         The Board of Trustees has determined to establish a Contingency Reserve of approximately $400,000 which it currently believes will be sufficient to operate the Trust until termination, and which it believes it will be sufficient to satisfy the liabilities, expenses and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the closing of the Asset Sale.

         The actual size of the Contingency Reserve is based upon estimates and opinions of management derived from consultations with outside experts and review of the Trust's estimated operating expenses and liabilities (actual and contingent) and obligations. There can be no assurance that the Contingency Reserve will be sufficient. The Trust may from time to time distribute to its shareholders any portions of the Contingency Reserve which the Board deems no longer required. After the liabilities, expenses and obligations for which the Contingency Reserve has been established are believed by the Board to have been satisfied in full, the Trust will distribute to its shareholders any remaining portions of the Contingency Reserve.

         Assuming the Closing of the Asset Sale occurs on or before March 30, 2000, and the Initial Distribution occurs on or before April 17, 2000, the Trust expects to transfer the remaining assets (including the Contingency Reserve) to a liquidating trust. The sole purpose of the trust will be to liquidate on terms satisfactory to the liquidating trustees and, after paying any remaining liabilities of the Trust, distribute the proceeds of the assets formerly owned by the Trust to the Trust's shareholders. The liquidating trust will be obligated to pay any expenses and liabilities of the Trust which remain unsatisfied. If the Contingency Reserve transferred to the liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust's other unsold assets, if any.

         The Board of Trustees will appoint one or more individuals or corporate persons to act as trustee or trustees on such terms and conditions as the Board of Trustees determines.

         In the event the Trust fails to create an adequate Contingency Reserve for payment of its expenses and liabilities, or should the Contingency Reserve and the assets held by the liquidating trust be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each shareholder could be held liable for the payment to creditors of his or her pro rata share of the excess, limited to the amounts theretofore received by the shareholder by way of distributions from the Trust or the liquidating trust.

         If a court determines at any time that the Trust has failed to make adequate provision for its expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the Contingency Reserve and the assets of the liquidating trust, a creditor of the Trust could seek an injunction against the making of distributions to shareholders on the ground that the amounts to be distributed are needed to provide for the payment of the Trust's expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to shareholders.

FINAL RECORD DATE

         The share transfer books of the Trust will be closed on the close of business on the record date fixed by the Board of Trustees for the initial liquidating distribution following the consummation of the Asset Sale, and thereafter no further transfers will be recorded on the Trust's books, and no further share certificates will be issued, other than replacement certificates. It is anticipated that no further trading of the Trust's shares will occur after that date (the "Final Record Date"). See "--Listing and Trading of the Shares and Interests in the Liquidating Trust" below. When making the initial liquidating distribution on or after the Final Record Date, the Trust will require shareholders to surrender certificates representing their shares in order to receive the distribution. Shareholders should not forward their share certificates before receiving instructions to do so. All distributions otherwise payable by the Trust or the liquidating trust, if any, to shareholders who have not surrendered their share certificates may be held in trust for those shareholders, without interest, until the surrender of their certificates (subject to the requirements of state "escheat" laws requiring transfer of unclaimed property to the states).

LISTING AND TRADING OF THE SHARES AND INTERESTS IN THE LIQUIDATING TRUST

         Prior to the Final Record Date, the shares of beneficial interest will continue to be transferable and the Trust's shareholders will continue to have such rights as applicable laws confer upon shareholders. The Trust currently intends to close its books on the Final Record Date and at that time cease recording share transfers and issuing share certificates (other than replacement certificates). Accordingly, it is expected that trading in the shares will cease on that date.

                   MANAGEMENT OF THE TRUST AND AEGON ADVISORS

MANAGEMENT OF THE TRUST

         Information concerning the management of the Trust, the names, principal occupations and employment history of the trustees and officers of the Trust, is provided in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 that is incorporated by reference in this Proxy Statement and attached hereto as ANNEX A. See "WHERE YOU CAN FIND MORE INFORMATION." All of the trustees and officers of the Trust are citizens of the United States. The business address of each trustee and officer of the Trust is listed in footnote (1) to the table under "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS."

MANAGEMENT OF AEGON ADVISORS

         AEGON Advisors is a wholly owned subsidiary of AEGON USA, an Iowa corporation which is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands which is controlled by Vereniging AEGON, an association organized under the laws of the Netherlands. AEGON USA's business address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON N.V.'s business address is also 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499, in care of AEGON USA.

         AEGON ADVISORS. The names, positions and five years of employment history of the directors of AEGON Advisors are listed below. Unless otherwise specified below, the directors are United States citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

         David L. Blankenship is Chairman of the Board and President of AEGON Advisors. Douglas C. Kolsrud has been Executive Vice President, Asset Allocation and Risk Management, of AEGON USA since 1998 and, prior to that, was Corporate Actuary of AEGON USA. Brenda K. Clancy has been Senior Vice President & Treasurer, Information and Finance of AEGON USA since 1997 and, prior to that, was Corporate Controller of AEGON USA.

         AEGON USA. The names, positions and five years of employment history of the directors of AEGON USA are listed below. Unless otherwise specified below, the directors are United States citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

         Frank C. Herringer is Chairman of the Board of AEGON USA, and Chairman of the Board, President and Chief Executive Officer of Transamerica Corporation. Irving W. Bailey, II, is Vice Chairman of the Board of AEGON USA, President of Bailey Capital Corporation and former Chairman and Chief Executive Officer of Providian Corporation. Donald J. Shepard is President and Chief Executive Officer of AEGON USA. Leslie B. Disharoon is Chairman of Caves Valley Club and retired as Chairman of the Board and President of Monumental Corporation. Edward
K. Dunn, Jr., has been Chairman of the Board of Mercantile Mortgage Corporation since 1997 and, prior to that, was President of Mercantile-Safe Deposit & Trust Company. William H. Foster, a British citizen, retired in 1996 and is a former member of the Executive Board of AEGON N.V. Edward C. Meyer is Chairman of Mitretek Systems and former Chairman of GRC International. Kornelis J. Storm, a Dutch citizen, is Chairman of the Executive Board of AEGON N.V. E. Kirby Warren is Professor of Management at Columbia University.

           AEGON N.V. The names, positions and five years of employment history of the directors of AEGON N.V. are listed below. Unless otherwise specified below, the directors are Dutch citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

         Kornelis J. Storm is Chairman of the Executive Board of AEGON N.V. Paulus van de Geijn is Chairman of the Management Board of AEGON Nederland N.V. Frank C. Herringer, a United States citizen, has been Chairman of the Board of AEGON USA since July 1999 and is Chairman, President and Chief Executive Officer of Transamerica Corporation. Donald J. Shepard, a United States citizen, is President and Chief Executive Officer of AEGON USA. Hendrik B. van Wijk is responsible for Group staff functions as Finance, Treasury, Actuary, Legal and Fiscal department of AEGON N.V.

         VERENIGING AEGON. The names, positions and five years of employment history of the directors of Vereniging AEGON are listed below. Unless otherwise specified below, the directors are Dutch citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

         Paul P. Kohnstamm is Chairman of the Executive Committee of Vereniging AEGON, Director of Kohnstamm Real Estate Advisors, Professor in Real Estate Economy at the University of Amsterdam and a former member of the

Executive Board of Wilma Real Estate Company. Johannes L. Bouma is Vice Chairman of the Executive Committee of Vereniging AEGON and a Professor in Business Economics at the State University of Groningen, The Netherlands. Petrus J. Idenburg is Professor in Strategic Aspects of Technology and Management at the Technological University of Delft. Jan M. Boll is a Member of the State Council of The Netherlands. Hendrikus de Ruiter is retired and a former Managing Director of N.V. Koninklijke Nederlandsche Petroleum Mij. and Group Managing Director. Gerard van Schaik is retired and former Chairman of the Executive Board of Heineken N.V. Kornelis J. Storm is Chairman of the Executive Board of AEGON N.V. Hendrik B. van Wijk is a Member of the Executive Board of AEGON N.V.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth information with respect to each person and group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Trust to be the beneficial owner of more than five percent of the outstanding shares as of December 31, 1999.

          NAME AND ADDRESS                                AMOUNT AND NATURE                  PERCENT
         OF BENEFICIAL OWNER                           OF BENEFICIAL OWNERSHIP               OF CLASS
         -------------------                           -----------------------               --------

         AEGON USA, Inc. (1)                                  1,197,260                       30.86%
         4333 Edgewood Road N.E.
         Cedar Rapids, Iowa 52499

         Turkey Vulture Fund XIII, Ltd. (2)                     551,081                       14.20%
         c/o Kohrman Jackson & Krantz P.L.L.
         1375 East 9th Street
         Cleveland, Ohio 44114

----------------------

(1) AEGON USA, Inc., an Iowa corporation, is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands which is controlled by Vereniging AEGON, an association organized under the laws of the Netherlands. AEGON USA has sole voting and investment powers with respect to the number of shares set forth next to its name.

(2) Turkey Vulture Fund XIII, Ltd. (the "Fund") is an Ohio limited liability company, of which Richard M. Osborne is the sole manager. As sole manager of the Fund, with sole power to vote, or to direct the voting of, and the sole power to dispose or to direct the disposition of, any shares owned by the Fund, Mr. Osborne may be deemed to beneficially own all of the shares of beneficial interest of the Trust owned by the Fund.

                  OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS

         The following table sets forth the number of shares beneficially owned as of December 31, 1999 by each Trustee and officer and by all trustees and officers as a group (8 persons). Except as otherwise indicated by footnote, the individuals have direct ownership of, and sole voting and investment power with respect to, any shares beneficially owned by them. Under rules adopted by the Commission, transactions in shares are reportable by trustees and officers on specified forms, and the Trust is required to disclose any known delinquent filings. The Trust is not aware of any delinquent filings by its current trustees and officers.

          NAME AND ADDRESS OF                                  AMOUNT AND NATURE                 PERCENT
          BENEFICIAL OWNER(1)                               OF BENEFICIAL OWNERSHIP              OF CLASS
          -------------------                               -----------------------              --------

         Patrick E. Falconio(2)                                       2,000                            *
         Edwin L. Ingraham                                            1,500                            *
         Samuel L. Kaplan(3)                                         10,000                            *
         Richard M. Osborne(4)                                      551,081                       14.20%
         David L. Blankenship(5)                                  1,199,078                       30.90%
         Maureen DeWald                                                   0                            *
         Alan F. Fletcher(6)                                          2,200                            *
         Roger L. Schulz                                                100                            *
         Trustees and officers as a group                         1,765,959                       45.51%

----------------------

(1) The address of Messrs. Falconio, Blankenship, Fletcher, Schulz and Ms. DeWald is 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499. The address of Mr. Ingraham is 2063 Woodstone Court, Victoria, Minnesota 55386. The address of Mr. Kaplan is 5500 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The address of Mr. Osborne is c/o Kohrman Jackson & Krantz P.L., 1375 East 9th Street, Cleveland, Ohio 44114.
(2) Mr. Falconio may be deemed to be the beneficial owner of 2,000 shares owned by his wife.
(3) Mr. Kaplan is the direct owner of 8,500 shares and may be deemed to be the beneficial owner of 1,500 shares held in a profit sharing trust for his account.
(4) Mr. Osborne may be deemed to be the beneficial owner of 551,081 shares beneficially owned by Turkey Vulture Fund, XIII, Ltd., an Ohio limited liability company, of which Mr. Osborne is the sole manager.
(5) Mr. Blankenship may be deemed to be the beneficial owner of 1,197,260 shares beneficially owned by AEGON USA with respect to which he shares voting and investment powers (see "PRINCIPAL SHAREHOLDERS"). Mr. Blankenship disclaims beneficial ownership of such shares. He may also be deemed to be the beneficial owner of 1,818 shares held in custodial accounts for his children.
(6) Mr. Fletcher is the direct owner of 600 shares and is the beneficial owner of 1,600 shares held in an individual retirement account.

* Such holdings represent less than one percent of the outstanding shares.

                      COST AND METHOD OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing the proxy materials and of soliciting proxies by the Board of Trustees will be borne by the Trust. In addition to the use of mails, proxies may be solicited on behalf of the Board by personal interview, telephone and telegram by certain trustees or employees of AEGON Advisors who will not be separately compensated for such services. The Trust does not presently intend to use specially engaged employees or paid solicitors for the solicitation of proxies, but has retained Boston EquiServe, L.P., a subsidiary of State Street Bank and Trust Company, for proxy tabulation. The Trust has made arrangements with brokerage houses and nominees to send proxy materials to their principals and the Trust will reimburse them for their reasonable out-of-pocket expenses incurred in doing so.

                           EXPENSES OF THE TRANSACTION

         The aggregate fees and expenses paid and estimated to be paid by the Trust in connection with the Asset Sale and Liquidation are as follows:

               Investment Banking Fee ......................                    $250,000(1)
               Legal and Accounting ........................                     175,000
               Printing and Distribution ...................                      65,000
               Real Estate Closing Costs ...................                     125,000
               Insurance Expenses ..........................                      75,000
               SEC and Regulatory Filings ..................                       6,700
               Miscellaneous Liquidation Expenses ..........                      28,300
                                                                                --------
               Total .......................................                    $725,000
                                                                                ========

---------------
(1) In addition to this fee, Raymond James is entitled to reimbursement of out-of-pocket expenses incurred in connection with its engagement (including fees and expenses of counsel).

                                 OTHER BUSINESS

         The Board is not aware of any other business that will come before the Special Meeting. If any other business should come before the Special Meeting, the persons named in the enclosed proxy will vote on it according to their best judgment.

                              SHAREHOLDER PROPOSALS

         The Trust anticipates approval and consummation of the Asset Sale and Liquidation and therefore does not currently intend to hold a 2000 Annual Meeting. If the Asset Sale and Liquidation are not approved and consummated, however, shareholder proposals intended to be presented at the 2000 Annual Meeting will be included in the Trust's proxy statement and form of proxy for the 2000 Annual Meeting only if they were received no later than November 24, 1999. Shareholder proposals not presented in a timely manner for inclusion in the Trust's proxy statement will be subject to the exercise of discretionary authority granted in proxies executed in connection with the 2000 Annual Meeting against such proposals unless such proposals are presented no later than February 6, 2000.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Trust files annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and other information with the Commission. You may read and copy any reports, statements or other information that the Trust files at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Such filings are also available to the public from commercial document retrieval services. Copies of such material also can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. In addition, the Trust is required to file electronic versions of such material with the Commission through the Commission's Electronic Data and Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Trust's shares are quoted on the Nasdaq SmallCap Market under the symbol "USPTS." The Commission allows us to "incorporate by reference" information into this Proxy Statement. This means that in lieu of providing certain information in this Proxy Statement, we have instead referred you to another document previously filed with the Commission containing such information. This Proxy Statement refers you in particular to the documents set forth below that we have previously filed with the Commission. These documents contain important information about the Trust.

         Annual Report on Form 10-K for the year ended December 31, 1998 Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 Current Report on Form 8-K filed on January 6, 1999
         Current Report on Form 8-K filed on February 5, 1999
         Current Report on Form 8-K filed on August 17, 1999

         We are also incorporating by reference additional documents that we may file with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this Proxy Statement and the date of the Special Meeting.

         The information incorporated by reference is deemed to be part of this Proxy Statement. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed modified, superseded or replaced for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies, supersedes or replaces such statement. Any statement so modified, superseded or replaced will not be deemed, except as so modified, superseded or replaced, to constitute apart of this Proxy Statement.

         The Trust has supplied all information contained or incorporated by reference in this Proxy Statement relating to the Trust. Documents that we refer to above are available from us without charge, excluding all exhibits unless we have specifically made reference to an exhibit in this Proxy Statement. Shareholders may obtain such documents by requesting them in writing or by telephone at the following addresses:

                                    USP Real Estate Investment Trust
                                    4333 Edgewood Road N.E.
                                    Cedar Rapids, Iowa 52499-5441
                                    Attention: Investor Relations

         If you would like to request documents from us, please do so by ___________ __, 2000 to receive them before the Special Meeting.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED ___________ __, 2000. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE PROXY STATEMENT TO THE SHAREHOLDERS NOR THE CONSUMMATION OF THE ASSET SALE SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                                      FOR THE BOARD OF TRUSTEES


                                                      Patrick E. Falconio
                                                      Chairman of the Board

Cedar Rapids, Iowa
_____________, 2000

                                                                        ANNEX A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

                Annual Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 For the fiscal year ended December 31, 1998      Commission file number 0-7589


                        USP REAL ESTATE INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)

            Iowa                                   42-6149662
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

  4333 Edgewood Road N.E., Cedar Rapids, IA             52499
 (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (319) 398-8975

           Securities registered pursuant to Section 12(b) of the Act:

                                      None

           Securities registered pursuant to Section 12(g) of the Act:

                   Shares of Beneficial Interest, $1 Par Value
                                (Title of Class)

Indicate by check-mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No
                                       ---    ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

The aggregate market value of the voting shares of the registrant held by non-affiliates at March 5, 1999 was $8,321,765.

The number of shares of beneficial interest of the registrant outstanding at March 5, 1999 was 3,880,000.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None.

PART I.

ITEM I.  BUSINESS

The Trust

USP Real Estate Investment Trust is an equity-oriented real estate investment trust organized under the laws of the State of Iowa pursuant to a Declaration of Trust as amended and restated through April 23, 1984. The Trust was formed on March 10, 1970 to provide its shareholders with an opportunity to participate in the benefits of real estate investment and at the same time enjoy the liquidity and marketability resulting from the ownership of securities which are publicly-traded.

USP has elected to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code. As a result of this election, the Trust is not taxed on the portion of its income which is distributed to shareholders, provided it distributes at least 95% of its taxable income, has at least 75% of its assets in real estate investments and meets certain other requirements for qualification as a real estate investment trust.

The Trust has no employees as all services necessary to conduct the day-to-day operations are performed by AEGON USA Realty Advisors, Inc. ("AEGON Realty Advisors") and its affiliates. (See Note 6 to the Financial Statements.)

Investment Policy

The Trust's primary investment objective is to invest in real estate which will provide the best available cash flow and offer prospects for long-term appreciation in value. The Trust selectively sells property when it is determined that a sales transaction will economically benefit the Trust through the realization of capital gains. The Trust does not acquire property with a view to realizing appreciation from short-term sales.

The Trust has sought to achieve its investment objectives by investing principally in the direct ownership of real estate. Short-term cash investments are made in high-quality commercial paper, money market funds and certificates of deposit.

Source of Funds and Financing

The principal source of funds for investment by USP was $25 million in proceeds from its initial public offering of shares. The Trust ceased the issuance of shares from this offering in 1978. The Trust completed a secondary offering of its shares in 1988, raising nearly $10 million. Since substantially all of the Trust's net income must be distributed to shareholders in order to qualify as a real estate investment trust, USP has relied primarily on cash generated from operations and property sales in excess of shareholder distributions, along with borrowings secured by mortgages on specific properties, to finance real estate investments. Outstanding indebtedness of USP may not, according to the Declaration of Trust, exceed four hundred percent of the Trust's net assets (shareholders' equity plus accumulated depreciation). The aggregate principal amount of mortgage indebtedness and net assets of the Trust as of December 31, 1998 were $10,897,933 and $26,792,268, respectively.

The Trust may finance future real estate investments through additional borrowings secured by mortgages on the Trust's real estate properties. USP currently has no commitments or arrangements for any such financing and there can be no assurance that suitable financing will be available on terms satisfactory to the Trust in the future.

Competition

USP's portfolio competes with other similar properties in its respective markets, some of which are newer than the USP properties. A strengthening U.S. economy, a low level of commercial real estate construction, and strong leasing efforts were factors resulting in a strong occupancy of Trust properties during the last three years. Overall leased occupancy for the entire portfolio was 96% at December 31, 1998, compared to 87% at December 31, 1997 and 88% at December 31, 1996.

ITEM 2.  PROPERTIES

Real Estate Investments

The Trust has direct ownership of six commercial real estate properties. These real estate investments are diversified geographically with 69% of the portfolio located in the Southeast, 25% in the Southwest and 6% in the Great Lakes Region based on the cost of the properties.

Properties owned by the Trust are leased to tenants either on a managed basis or under net lease arrangements. As the owner of managed property the Trust receives gross rentals and incurs operating expenses, such as property taxes, insurance, repairs, maintenance and common area utilities. Under net lease arrangements, the tenant, rather than the Trust, pays all operating expenses related to the leased premises. At December 31, 1998, five commercial properties were being leased on a managed basis and one property was leased on a net lease basis.

The five managed commercial properties consisted of four shopping centers and one business park. Managed commercial properties comprised 94% of the Trust's investment portfolio in 1998, compared to 95% in 1997 and 1996. Managed commercial properties provided 91% of USP's annual revenue in 1998, compared to 89% in 1997 and 88% in 1996. All managed properties have at least one tenant representing 22% or more of the revenue from that property. The Kroger Company at Mendenhall Commons in Memphis, Tennessee and Safeway at North Park Plaza in Phoenix, Arizona each represent approximately 12% of the total revenue of the Trust under leases expiring in 2012 and 2018, respectively.

The net leased property is an office/warehouse which represented approximately 6% of the Trust's investment portfolio in 1998, compared to 5% in 1997 and 1996, and generated 7% of the Trust's annual revenue in 1998, 1997, and in 1996. Trust properties and operations are summarized in the table on the next page.

The Trust's real estate investments are not expected to be substantially affected by current federal, state or local laws and regulations establishing ecological or environmental restrictions on the development and operations of such property. However, the enactment of new provisions or laws may reduce the Trust's ability to fulfill its investment objectives.

The Trust's properties and operations are summarized in the table below.



                          REAL ESTATE COST
                         AT DECEMBER 31, 1998      1998 REVENUE                           LARGEST TENANT
                         --------------------     ---------------    ----------------------------------------------------------
                                                                                                            PERCENT   PERCENT
                                                                                                              OF         OF
                                                                     NAME OF         LEASE                  PROPERTY    TRUST
                            AMOUNT    PERCENT  AMOUNT   PERCENT      TENANT        EXPIRATION   REVENUE     REVENUE   REVENUE
--------------------------------------------------------------------------------------------------------------------------------
MANAGED
Kingsley Square
   Orange Park, Florida  $ 5,743,758    17%    $775,274    15%    OfficeMax           2012       $246,584      32%        5%
First Tuesday Mall
   Carrollton, Georgia     7,168,583    21      820,553    16     Winn Dixie          2004        188,152      23         3
Mendenhall Commons
   Memphis, Tennessee      8,795,032    25      976,643    18     Kroger              2012        644,083      66        12
North Park Plaza
   Phoenix, Arizona        8,680,330    25    1,135,596    21     Safeway             2018        625,034      55        12
Presidential Drive
   Atlanta, Georgia        1,922,882     6      327,317     6     H. S. Photo         2000         74,849      23         1
                          ----------  -----  ----------  -----    ---                           ----------               -----

                          32,310,585    94    4,035,383    76                                   1,778,702                33

NET LEASED

Yamaha Warehouse
   Cudahy, Wisconsin       2,197,937     6      371,100     7     Yamaha Motor Corp.  2000        371,100     100         7

Properties sold                  ---   ---      802,144    15
Trust operations                 ---   ---      123,328     2
                          ----------  ----- -----------  ----

                         $34,508,522   100%  $5,331,955   100%                                 $2,149,802                40%
                          ==========   ====   =========  =====                                  =========                ===

Recent Transactions

In December 1998, the Trust sold Geneva Square in Lake Geneva, Wisconsin for cash of $4,500,000. The Trust paid selling expenses of $20,165 and retired mortgage indebtedness on the property of $2,803,790. Gain on the sale was $528,282. Earlier in the year, the Trust received $248,000 from P.W. Enterprises, a tenant at Geneva Square, in final settlement of a bankruptcy claim filed in 1996.

During 1998, the Safeway lease at North Park Plaza in Phoenix, Arizona was extended to 2018 and modified to include an additional 18,000 square feet vacated in 1996 by Staples, Inc. Safeway is in the process of expanding into the former Staples space and is also remodeling their existing space. Safeway is responsible for the entire cost of the remodeling project.

At First Tuesday Mall in Carrollton, Georgia, the Trust had a lease with Belk Rhodes for 49,836 square feet. Belk Rhodes vacated this space in 1997 but continued to pay base rent. On July 30, 1998, this space was occupied by Martin's Family Clothing, pursuant to a ten year lease.

At Kingsley Square in Orange Park, Florida, the Trust has a lease with Publix Super Markets for 34,400 square feet. In 1997 the Trust received written notice from Publix that they planned to close their store and move to a new location. It is anticipated that Publix will vacate their space at the end of March 1999. The Trust anticipates receiving rent from Publix for the remainder of the lease term, which expires in February 2000. The Trust is attempting to secure a new tenant for this space.

The Yamaha Warehouse facility in Cudahy, Wisconsin has a lease with Yamaha Motor Corporation, its sole tenant. In March 1998, Yamaha exercised both of their remaining one-year options in order to renew their lease for two more years. The lease expires in June 2000. The Trust will be seeking a new lease with Yamaha or some other prospective tenant.

On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee of $7,065 to the lender, was $713,548. On February 5, 1999, the Trust prepaid the mortgage loan on First Tuesday Mall. The prepayment amount, including a 1% prepayment fee of $4,636 to the lender, was $468,281.

On March 1, 1999, the mortgage loans payable on Mendenhall Commons and North Park Plaza matured, with remaining principal balances of $3,930,120 and $3,944,537, respectively. The Trust refinanced these properties with Monumental Life Insurance Company, an affiliate of AEGON Realty Advisors. The loan amount for Mendenhall is $3,925,000 with monthly debt service of $30,430. The loan amount for North Park is $3,940,000 with monthly debt service of $30,547. Debt service on both loans include principal amortization over twenty years and interest at an initial rate of 7%, which will be adjusted quarterly based on three month LIBOR plus 2%. The loans mature in one year and may be prepaid at any time without penalty.

The operating results and financial condition of the Trust greatly depend upon all tenants continuing to pay rent, and the Trust's ability to renew expiring tenant leases and obtain new leases at competitive rental rates.

As previously reported, the Board of Trustees has been exploring various strategic alternatives with the intent to maximize shareholder value. Raymond James & Associates, Inc. has been engaged as financial advisor to assist the Trust with these ongoing efforts. While a number of possibilities are being considered, there is no assurance any transaction will be consummated.

ITEM 3.  LEGAL PROCEEDINGS

Legal Proceedings

The Trust is not a party to any pending legal proceedings which, in the opinion of management, are material to the Trust's financial position.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

PART II.

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

Distribution Information

The Trust is required to distribute at least 95% of its taxable income to continue its qualification as a real estate investment trust. Although the Trust expects to continue making distributions to shareholders, there is no assurance of future distributions, since they are dependent upon earnings, cash flow, the financial condition of the Trust and other factors.

Identification of Market and Price Range

At March 5, 1999, the Trust had 3,880,000 shares of beneficial interest issued and outstanding to 1,918 shareholders of record. The Trust's shares of beneficial interest are traded over-the-counter on the Nasdaq SmallCap Market under the symbol USPTS. At March 5, 1999, the Trust's per share high and low sales prices were $3.9375 and $3.875, respectively, as obtained from Wedbush/Morgan Securities, Inc., Newport Beach, California, Stifel Nicolaus,
St. Louis, Missouri, and Herzog, Heine, Geduld, Inc., New York, New York, the principal market makers for shares of the Trust. These prices reflect quotations between dealers without adjustment for retail mark-up, mark-down or commission and do not necessarily represent actual transactions.

Market Price Range


                                OVER-THE-COUNTER SALES PRICES
QUARTER ENDED                   HIGH         LOW        CLOSE
-----------------------------------------------------------------
     1998
March 31                     4 3/4        4 1/8       4 1/2
June 30                      5            4 5/16      4 5/8
September 30                 7 1/2        3 7/8       5 5/8
December 31                  6 1/4        3 3/4       3 7/8

     1997

March 31                     4 11/16      4 1/8       4 1/2
June 30                      4 7/8        3 7/8       4 3/4
September 30                 5            4 1/4       4 5/8
December 31                  5 3/8        4           4 1/8

Income Tax Information

The percentages indicated below, multiplied by the amount of distributions received or reinvested during the year, result in the amount to be reported for income tax purposes. A Form 1099 is mailed to shareholders at the end of each year reflecting the distributions paid by the Trust in that year.

Dividend Character

                                         1998         1997         1996
--------------------------------------------------------------------------------
Ordinary
   Income                                  76.21%       50.75%       86.10%
Capital
   Gains                                   23.79%        ---          ---
Return of
   Capital                                  ---         49.25%       13.90%
--------------------------------------------------------------------------------
Total                                     100.00%      100.00%      100.00%
Distributions paid,
   per share                                $.32         $.32         $.32

Advisor

AEGON USA Realty Advisors, Inc.
Cedar Rapids, Iowa

Stock Transfer and Dividend Reinvestment Agent

USP Real Estate Investment Trust
c/o Boston EquiServe, L.P.
P.O. Box 8200
Boston, MA  02266-8200
Telephone:  1-800-426-5523

10-K Information

The 1998 Form 10-K filed with the Securities and Exchange Commission (exclusive of certain exhibits) is available without charge upon written request to Roger
L. Schulz, Controller, USP Real Estate Investment Trust, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-5441.

ITEM 6.  SELECTED FINANCIAL DATA


Years Ended December 31                               1998            1997           1996            1995            1994
--------------------------------------------------------------------------------------------------------------------------------

Revenue                                           $   5,331,955       5,012,087      5,217,313       5,618,014       6,179,495
--------------------------------------------------------------------------------------------------------------------------------

Earnings from Operations                          $     943,975         637,129        946,230       1,100,149         934,605
Net Gain on Sale or Disposition of Property       $     528,282         259,157            ---             ---         788,588
                                                  ------------------------------------------------------------------------------

Net Earnings                                      $   1,472,257         896,286        946,230       1,100,149       1,723,193
--------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders                     $   1,241,600       1,241,600      1,241,600       1,202,800       1,008,800
--------------------------------------------------------------------------------------------------------------------------------

Per Share*

   Earnings from Operations                       $         .24             .16            .24             .28             .24
   Basic and Diluted Net Earnings                 $         .38             .23            .24             .28             .44
   Distributions to Shareholders                  $         .32             .32            .32             .31             .26
--------------------------------------------------------------------------------------------------------------------------------

Real Estate and Mortgage

   Loans Receivable                               $  23,816,859      28,571,464     29,627,786      30,434,137      31,237,604
--------------------------------------------------------------------------------------------------------------------------------

Total Assets                                      $  27,932,493      31,104,418     32,207,728      32,853,270      34,333,593
--------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans Payable                            $  10,897,933      14,140,584     14,819,479      15,271,385      16,853,303
--------------------------------------------------------------------------------------------------------------------------------

Total Liabilities                                 $  11,831,888      15,234,470     15,992,466      16,342,638      17,720,310
--------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity                              $  16,100,605      15,869,948     16,215,262      16,510,632      16,613,283
--------------------------------------------------------------------------------------------------------------------------------

*Per share amounts for Earnings from Operations and Basic and Diluted Net Earnings are based on the weighted average number of shares outstanding for each period. Per share amounts for Distributions to Shareholders are based on the actual number of shares outstanding on the respective record dates.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The discussion that follows should be read in the general context of the discussion in "Item 1. Business" and "Item 2. Properties."

Results of Operations

The Trust owns shopping centers, an office park and an office warehouse facility in six U.S. cities. The Trust's properties continue to compete with centers and office buildings of similar size, tenant mix and location. As of December 31, 1998, the combined leased occupancy of the Trust's six properties was 96%. Operating results in the forthcoming year will be influenced by the ability of current tenants to continue paying rent, and the Trust's ability to renew expiring tenant leases and obtain new leases at competitive rental rates.

The Trust sold Geneva Square in Lake Geneva, Wisconsin on December 22, 1998 for $4,500,000, recognizing a gain on the sale of $528,282. One of the anchor tenants at Geneva Square filed for bankruptcy and closed its 63,146 square foot store in 1996, representing 44% of the square feet at Geneva Square. Due to the size of this vacant space in relation to the demographics of the Lake Geneva real estate market, the Trust was unable to locate a suitable replacement tenant. This vacant space had a negative impact on the Trust's cash flow, and along with the prospect of a competing center to be built nearby, led the Trust to market the property for sale. The Trust was successful in selling the property in a short period of time.

1998 COMPARED TO 1997

The Trust's net earnings for the year ended December 31, 1998 were $1,472,257 ($.38 per share) compared to $896,286 ($.23 per share) for the year ended December 31, 1997. The net earnings for 1998 include a net gain on sale of $528,282 ($.14 per share) from the sale of Geneva Square Shopping Center in December 1998. The net earnings for 1997 include a net gain of $259,157 ($.07 per share) realized from a previously deferred installment sale. (All per share amounts are on a basic and diluted basis.) The increase in net earnings is primarily due to the gain from the sale of Geneva Square and rent settlements collected in 1998 from two previous tenants at Geneva Square.

Rental income was $5,218,707 in 1998 compared to $4,802,974 in 1997. This increase of $415,733 was primarily due to the receipt of settlements in the amount of $333,000 from two previous tenants at Geneva Square. Rental income increased by $175,415 at Kingsley Square in Orange Park, Florida due to OfficeMax, which began paying rent in May 1997. Rents at North Park Plaza Shopping Center in Phoenix, Arizona increased by $86,519 but was offset by a $78,228 decrease at First Tuesday Mall in Carrollton, Georgia.

Interest income was $113,248 in 1998 compared to $209,113 in 1997, a decrease of 46% due a lower balance of funds available for investment.

Property expenses before depreciation were $1,634,237 in 1998 compared to $1,705,298 in 1997, representing 31% of rental income for 1998 and 36% of rental income for 1997. Real estate taxes decreased by 8% as all properties experienced a reduction in property taxes. Repairs and maintenance expenses decreased by $102,978 or 19% due to tenant improvements made in 1997. Other property expenses increased by $66,132 or 43% primarily due to an increase in lease commissions, particularly at First Tuesday where unamortized lease commissions pertaining to Luria's, a former tenant, were written off in 1998.

Interest expense declined by $68,306 from 1997 to 1998 due to the normal amortization of mortgage loans payable and due to the underlying mortgage loan on College Square, which was assigned in December 1997. Other administrative expenses increased by $128,517 in 1998 primarily due to legal fees in connection with the Trust's efforts to maximize shareholder value. As previously reported, the Board of Trustees has been exploring various strategic alternatives with the intent to maximize shareholder value. Raymond James & Associates, Inc. has been engaged as financial advisor to assist the Trust with these ongoing efforts.

1997 COMPARED TO 1996
The Trust's net earnings for the year ended December 31, 1997 were $896,286 ($.23 per share) compared to $946,230 ($.24 per share) for the year ended December 31, 1996. The net earnings for 1997 include a realized gain on sale of $259,157 ($.07 per share), previously deferred from the installment sale of College Square Shopping Center in 1990. (All per share amounts are on a basic and diluted basis.) The decrease in net earnings from 1996 to 1997 was primarily due to lower revenue and an increase in repairs and maintenance expenses.

Rental income was $4,802,974 in 1997 compared to $4,965,259 in 1996. This decline of $162,285 was primarily due to several tenants who experienced financial difficulties and vacated their space. Rental income declined by $171,000 at Geneva Square in Lake Geneva, Wisconsin and by $103,000 at Kingsley Square in Orange Park, Florida. Rents at Geneva Square decreased primarily due to P.W. Enterprises filing a Chapter 11 reorganization plan and vacating their space in January 1996 and MMM Foods discontinuing their land lease rental payment in October 1996. Rents decreased at Kingsley Square primarily due to Luria's discontinuing their rent payments at the end of August 1996. The Trust has leased the space formerly occupied by Luria's to OfficeMax, which began paying rent in May 1997. The reduction in rental income from the above properties was partially offset by an increase in rents at Mendenhall Commons Shopping Center in Memphis, Tennessee and Presidential Drive Business Park in Atlanta, Georgia due to an increase in expense recoveries (additional rents) and fewer rent write-offs.

Interest income was $209,113 in 1997 compared to $252,054 in 1996, a decrease of 17%, due to a lower balance of funds available for investment.

Property expenses before depreciation were $1,705,298 in 1997 compared to $1,609,749 in 1996, representing 36% of rental income for 1997 and 32% of rental income for 1996. Repairs and maintenance increased by $171,000 or 45% due to tenant remodeling expenses along with parking lot, sidewalk, and roof repairs. The increase in repairs and maintenance was partially offset by a decrease in other property expenses which declined from $236,000 in 1996 to $153,000 in 1997. The decline in other property expenses in 1997 is primarily due to substantial legal fees incurred in 1996 related to the bankruptcy of P.W. Enterprises, litigation with former tenants, property appraisals and various consulting expenses.

Interest expense declined by $48,000 from 1996 to 1997 due to the normal amortization of mortgage loans payable. Other administrative expenses increased by $58,000 due to the engagement of Raymond James and Associates as financial advisor to assist the Trust with its ongoing efforts to maximize shareholder value, and legal expenses in relation to these efforts.

In December 1990, the Trust sold Hickory Hills Shopping Center in Hillsville, Virginia and College Square Shopping Center in Jefferson City, Tennessee. The Trust provided mortgage loan financing for these sales in the amount of $525,000 for Hickory Hills and $1,125,000 for College Square. The loans matured on December 20, 1997 and had yielded 9.5% to the Trust. Upon collection of the remaining principal balance of these loans in December 1997, the Trust assigned the underlying mortgage loan payable on College Square (which matures in December 1999) to the mortgagee. As a result of the assignment, the payoff on the College Square mortgage loan receivable was reduced by the outstanding mortgage balance on the underlying College Square mortgage loan payable.

Cash Flow and Funds from Operations

The Trust has for several years used "funds from operations" as a measurement of operating performance. Funds from operations is defined by the Trust as earnings from operations plus depreciation expense. Funds from operations does not represent operating income or cash flows from operations as defined by generally accepted accounting principles, and should not be construed as an alternative to operating income as an indicator of operating performance or to cash flows as a measure of liquidity. Management generally considers funds from operations to be a useful financial performance measure which, together with earnings, cash flows and other information, may be used by investors to evaluate the Trust. Funds from operations as presented by the Trust may not be comparable to similarly titled measures reported by other companies. The Trust's funds from operations for the three years ended December 31, 1998 and other property information are presented on the next page.


                                                                                SQ. FT.
                                                       SIZE        LEASE       EXPIRING           FUNDS FROM OPERATIONS*
NAME AND LOCATION                                   (SQ. FT.)    EXPIRATION     IN 1999       1998          1997         1996
--------------------------------------------------------------------------------------------------------------------------------
MANAGED
Kingsley Square, Orange Park, Florida                  115,025     1999-2012        5,225  $   456,334      211,012     395,361
First Tuesday Mall, Carrollton, Georgia                180,371     1999-2008       12,025      443,774      594,006     553,802
Mendenhall Commons, Memphis, Tennessee                  80,184     1999-2012        2,900      256,895      320,796     320,673
North Park Plaza, Phoenix, Arizona                     100,748     1999-2018        6,297      337,055      273,077     224,402
Presidential Drive Business Park, Atlanta, Georgia      62,445     1999-2003       14,545      153,081      124,227     125,145
                                                       -------                     ------    ---------    ---------   ---------
                                                       538,773                     40,992    1,647,139    1,523,118   1,619,383

NET LEASED
Yamaha Warehouse, Cudahy, Wisconsin                    140,040          2000          ---      217,383      208,134     206,014
                                                       -------                                            ----------  ---------

     Total                                             678,813                     40,992    1,864,522    1,731,252   1,825,397
                                                       =======                     ======

     Properties sold                                                                           334,837      (58,464)     75,381
     Non-property Trust operations, net                                                       (424,052)    (229,326)   (143,650)
                                                                                               ---------    ---------   ---------

     Funds from operations                                                                 $ 1,775,307    1,443,462   1,757,128
                                                                                             =========    =========   =========

*Earnings from operations plus depreciation

Liquidity and Capital Resources

The Trust's capital resources consist of its current equity in real estate investments. The Trust maintains its properties in good condition and provides adequate insurance coverage. Liquidity is represented by cash and cash equivalents ($3,423,296 at December 31, 1998) and the continued operation of the Trust's real estate portfolio. This liquidity is considered sufficient to meet current obligations, which include capital expenditures. During 1998, the Trust received net proceeds of $1,618,678 from the sale of Geneva Square.

Net cash provided by operating activities, as shown in the Statements of Cash Flows, was $1,820,940 for the year ended December 31, 1998. Major applications of cash in 1998 included $1,241,600 for distributions to shareholders and $3,242,651 in principal payments and repayments on mortgage loans payable. The Trust's debt service commitments for mortgage loans payable are described in
Note 7 to the Financial Statements.

On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee of $7,065 to the lender, was $713,548. On February 5, 1999, the Trust prepaid the mortgage loan on First Tuesday Mall. The prepayment amount, including a 1% prepayment fee of $4,636 to the lender, was $468,281.

The Board of Trustees continues to monitor occupancies, leasing activity, overall Trust operations, liquidity, and financial condition in determining quarterly distributions to shareholders.

Inflation

Low to moderate levels of inflation during the past few years have favorably impacted the Company's operation by stabilizing operating expenses. At the same time, low inflation has the indirect effect of reducing the Company's ability to increase tenant rents. The Trust's properties have tenants whose leases include expense reimbursements and other provisions to minimize the effect of inflation. These factors, in the long run, are expected to result in more attractive returns from the Trust's real estate portfolio as compared to short-term investment vehicles.

Year 2000 Issue

Management of the Trust is well aware of the issues and concerns surrounding the potential problems associated with computer systems that may not be able to distinguish the year 2000 from the year 1900, typically referred to as "the year 2000 issue." The Trust does not own or use any information technology directly, because all services necessary to conduct the day-to-day operations of the Trust are performed by AEGON USA Realty Advisors, Inc. and its affiliates (the Advisor). Nevertheless, the Trust could be adversely affected if computer systems, as well as certain embedded technology, used by the Advisor, tenants, vendors, financial institutions and other third parties do not properly process and calculate date-related information and data from and after January 1, 2000.

The most significant risks associated with year 2000 issues that could negatively impact the Trust include failure of tenants to pay rent, failure by the Trust to pay its own obligations, failure of various building systems at the Trust's real estate properties, failure of any and all third parties to provide services and failure of any and all information, accounting and recordkeeping systems or processes. The reasons for such failures could range from a simple inability to process electronic information in a timely manner to a total business failure somehow related to, or the result of, the year 2000 issue.

The Advisor has developed plans to modify, upgrade and/or replace portions of its information technology to ensure that its computer systems will function properly in the year 2000 and thereafter, and is in process of obtaining reasonable assurances that comparable steps are being taken by the Trust's' other major service providers. As of December 31, 1998, substantially all of the Advisor's mission critical systems were year 2000 compliant. The Advisor will continue conducting revalidation testing of its systems throughout 1999, including the development, review, and revision of business resumption and continuity plans.

The Trust is not expected to incur any direct costs associated with year 2000 issues. Based on these efforts to date, management of the Trust is not aware of any consequence of the year 2000 issue that it believes would have a material effect on the Trust's business, results of operations or financial condition. There can be no assurance, however, that these efforts will be sufficient to avoid any adverse impact to the Trust.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Balance Sheets


                                                                                    December 31,

                                                                                    1998                          1997
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Real estate
   Land                                                                         $  9,189,243                   9,666,409
   Buildings and improvements                                                     25,319,279                  31,027,807
--------------------------------------------------------------------------------------------------------------------------
                                                                                  34,508,522                  40,694,216
   Less accumulated depreciation                                                 (10,691,663)                (12,122,752)
--------------------------------------------------------------------------------------------------------------------------
                                                                                  23,816,859                  28,571,464

Cash and cash equivalents                                                          3,423,296                   1,606,427
Rents and other receivables                                                          397,822                     421,637
Prepaid and deferred expenses                                                        275,653                     351,874
Taxes held in escrow                                                                  18,863                     153,016
--------------------------------------------------------------------------------------------------------------------------
                                                                                $ 27,932,493                  31,104,418
==========================================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Mortgage loans payable                                                       $ 10,897,933                  14,140,584
   Accounts payable and accrued expenses                                             418,204                     560,917
   Due to affiliates                                                                 115,722                      97,473
   Distribution declared                                                             310,400                     310,400
   Tenant deposits                                                                    78,701                      80,818
   Other                                                                              10,928                      44,278
--------------------------------------------------------------------------------------------------------------------------
                                                                                  11,831,888                  15,234,470
--------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity
   Shares of beneficial interest, $1 par value,
      20,000,000 shares authorized, 3,880,000
      shares issued and outstanding                                                3,880,000                   3,880,000
   Additional paid-in capital, net of cumulative
      distributions in excess of earnings
      of $16,411,501 in 1998 and 1997                                             11,989,948                  11,989,948
   Undistributed net earnings                                                        230,657                      ---
--------------------------------------------------------------------------------------------------------------------------
                                                                                  16,100,605                  15,869,948
--------------------------------------------------------------------------------------------------------------------------
                                                                                $ 27,932,493                  31,104,418
==========================================================================================================================

See the accompanying notes to financial statements.

Statements of Earnings


                                                                           Years Ended December 31,
                                                                  1998                     1997                 1996
------------------------------------------------------------------------------------------------------------------------
REVENUE
   Rents                                                     $  5,218,707                4,802,974            4,965,259
   Interest                                                       113,248                  209,113              252,054
------------------------------------------------------------------------------------------------------------------------
                                                                5,331,955                5,012,087            5,217,313
------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Property expenses:
      Real estate taxes                                           561,818                  610,322              595,318
      Repairs and maintenance                                     446,787                  549,765              378,432
      Utilities                                                   113,939                  122,754              123,585
      Management fee                                              241,877                  221,935              230,045
      Insurance                                                    50,299                   47,137               46,411
      Other                                                       219,517                  153,385              235,958
------------------------------------------------------------------------------------------------------------------------
Property expenses, excluding depreciation                       1,634,237                1,705,298            1,609,749
      Depreciation                                                831,332                  806,333              810,898
------------------------------------------------------------------------------------------------------------------------
Total property expenses                                         2,465,569                2,511,631            2,420,647
Interest                                                        1,375,031                1,443,337            1,491,534
Administrative fee                                                204,587                  205,714              202,378
Other administrative                                              342,793                  214,276              156,524
------------------------------------------------------------------------------------------------------------------------
                                                                4,387,980                4,374,958            4,271,083

------------------------------------------------------------------------------------------------------------------------
Earnings from operations                                          943,975                  637,129              946,230

Net gain on sale of property                                      528,282                  259,157              ---
------------------------------------------------------------------------------------------------------------------------

Net earnings                                                 $  1,472,257                  896,286              946,230
========================================================================================================================

Basic and diluted net earnings per share                     $        .38                      .23                  .24
========================================================================================================================

Distributions to shareholders                                $  1,241,600                1,241,600            1,241,600
========================================================================================================================

Distributions to shareholders per share                      $        .32                      .32                  .32
========================================================================================================================

See the accompanying notes to financial statements.

Statements of Cash Flows


                                                                                 Years Ended December 31,
                                                                              1998                1997               1996
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Rents collected                                                        $ 5,219,180         4,825,238        5,167,812
   Interest received                                                          113,248           216,650          250,878
   Payments for operating expenses                                         (2,139,822)       (2,283,645)      (1,889,840)
   Interest paid                                                           (1,371,666)       (1,439,972)      (1,484,924)
--------------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                             1,820,940         1,318,271        2,043,926
--------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from property sales, net of closing costs                       4,479,835              ---              ---
   Capital expenditures                                                       (28,280)       (1,010,937)         (31,713)
   Principal collections on mortgage loans receivable                            ---             28,094           27,166
   Principal repayment on mortgage loans  receivable                             ---          1,298,008             ---
   Other, net                                                                  28,625           (34,135)          17,144
--------------------------------------------------------------------------------------------------------------------------
      Net cash provided by investing activities                             4,480,180           281,030           12,597
--------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal portion of scheduled mortgage loan payments                     (438,861)         (484,914)        (451,906)
   Principal prepayment on mortgage loans payable                          (2,803,790)             ---              ---
   Distributions paid to shareholders                                      (1,241,600)       (1,241,600)      (1,241,600)
--------------------------------------------------------------------------------------------------------------------------
      Net cash used by financing activities                                (4,484,251)       (1,726,514)      (1,693,506)
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                        1,816,869          (127,213)         363,017
Cash and cash equivalents at beginning of year                              1,606,427         1,733,640        1,370,623
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                  $ 3,423,296         1,606,427        1,733,640
==========================================================================================================================

RECONCILIATION OF NET EARNINGS TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES:
   Net earnings                                                           $ 1,472,257           896,286          946,230
   Gain on sale of property                                                  (528,282)         (259,157)            ---
--------------------------------------------------------------------------------------------------------------------------
Earnings from operations                                                      943,975           637,129          946,230
Add (deduct) reconciling adjustments:
   Depreciation                                                               831,332           806,333          810,898
   Amortization                                                                 3,365             3,365            6,610
   Decrease in rents and other receivables                                     33,823            26,608          171,497
   Decrease (increase) in prepaid and deferred expenses                        32,106           (80,011)          17,046
   Decrease (increase) in taxes held in escrow                                134,153            (6,145)          (4,093)
   Increase (decrease) in accounts payable and accrued expenses              (142,713)         (123,228)          57,690
   Increase in due to affiliates                                               18,249            51,027            8,168
   Increase (decrease) in advance rents                                       (33,350)            3,193           29,880
--------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                 $ 1,820,940         1,318,271        2,043,926
==========================================================================================================================

See the accompanying notes to financial statements.

Statements of Shareholders' Equity


                                                                 Years Ended December 31, 1998, 1997 and 1996
--------------------------------------------------------------------------------------------------------------------------
                                                          Shares of         Additional     Undistributed       Total
                                                         Beneficial          Paid-In            Net        Shareholders'
                                                          Interest           Capital          Earnings         Equity
--------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1996                                 $  3,880,000        12,018,890        611,742      16,510,632
   Net earnings                                               ---               ---              946,230         946,230
   Distributions to shareholders                              ---               ---           (1,241,600)     (1,241,600)
--------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1996                               $  3,880,000        12,018,890        316,372      16,215,262
   Net earnings                                               ---               ---              896,286         896,286
   Distributions to shareholders                              ---                 (28,942)    (1,212,658)     (1,241,600)
--------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1997                               $  3,880,000        11,989,948       ---           15,869,948
   Net earnings                                               ---               ---            1,472,257       1,472,257
   Distribution to Shareholders                               ---               ---           (1,241,600)     (1,241,600)
--------------------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 1998                               $  3,880,000        11,989,948        230,657      16,100,605
==========================================================================================================================

See the accompanying notes to financial statements.

Notes to Financial Statements

1.  Accounting Policies

The Trust is predominantly in the business of investing in real estate. Investments in real estate are stated at cost. The Trust provides an allowance for valuation of real estate when it is determined that the values have permanently declined below recorded book value.

The Trust records impairment losses when indicators of impairment are present and the undiscounted cash flows estimated to be generated by the real estate are less than their carrying amount. If real estate is considered to be impaired, it's carrying amount is written down to fair value and recognized as a net loss on property in the statement of earnings.

Expenditures for repairs and maintenance which do not add to the value or extend the useful life of property are expensed when incurred. Additions to existing properties, including replacements, improvements and expenditures which do add to the value or extend the useful life of property, are capitalized. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets.

The Trust follows the operating method of accounting for leases, whereby scheduled rental income is recognized on a straight-line basis over the lease term. Contingent rental income is recognized in the period in which it arises. Interest on mortgage loans receivable and amortization of discounts are recognized as income over the period the respective loans are outstanding. The Trust provides for possible losses on mortgage loans, rents and other receivables when it is determined that collection of such receivables is doubtful. Rents and other receivables are stated net of an allowance for uncollectible accounts of $224,938 in 1998 and $321,764 in 1997. Cash equivalents include investments with original maturities of three months or less.

Gains on real estate sales are recognized for financial accounting purposes in accordance with Statement of Financial Accounting Standard No. 66, ACCOUNTING FOR SALES OF REAL ESTATE. Deferred gains are recognized as income using the installment method.

Since the Trust has no potentially dilutive securities outstanding, basic and diluted net earnings per share in accordance with Statement of Financial Accounting Standard No. 128, EARNINGS PER SHARE, are the same.

During 1997, the Financial Accounting Standards Board issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. Statement No. 131 establishes standards for reporting information about operating segments, products and markets. Generally, Statement No. 131 requires financial information to be reported on the basis on which it is used internally for evaluating segment performance and deciding how to allocate resources to segments. The Statement, which was required to be adopted by the Trust during 1998, had no impact on the financial statements as the Trust has only one operating segment, which involves the direct ownership of commercial real estate properties substantially on a managed basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The actual results of the Trust could differ as a result of those estimates.

2.  Fair Values of Financial Instruments

Statement of Financial Accounting Standard No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments.

The following methods and assumptions were used by the Trust in estimating its fair value disclosures for financial instruments.

CASH AND CASH EQUIVALENTS: The carrying amounts of cash and cash equivalents approximates their fair values.

MORTGAGE LOANS PAYABLE: The fair values of mortgage loans payable are estimated utilizing discounted cash flow analysis, using interest rates reflective of current market conditions and the risk characteristics of the loans.

The following sets forth a comparison of the fair values and carrying values of the Trust's financial instruments subject to the provisions of Statement of Financial Accounting Standard No. 107:


                                                      1998                              1997
                                         -------------------------------     ----------------------------
                                           CARRYING                            CARRYING
                                             VALUE      FAIR VALUE               VALUE      FAIR VALUE
                                         -------------------------------     ----------------------------
Assets
Cash and cash equivalents                    3,423,296        3,423,296          1,606,427     1,606,427

Liabilities
Mortgage loan payable                       10,897,933       11,265,751         14,140,584    14,885,253

3.  Real Estate

Investments in real estate consist entirely of managed and net leased commercial property. Information regarding the Trust's investment in each property is presented in the Schedule of Real Estate and Accumulated Depreciation below.

Schedule of Real Estate and Accumulated Depreciation


                                INITIAL COST TO              GROSS AMOUNT AT WHICH CARRIED
                                     TRUST                          DECEMBER 31, 1998
                              --------------------           -------------------------------


                                                     SUBSEQUENT
PROPERTY            AMOUNT OF           BUILDINGS &     COST           BUILDINGS &            ACCUMULATED   DATE      DATE
DESCRIPTION        ENCUMBRANCE   LAND   IMPROVEMENTS CAPITALIZED  LAND IMPROVEMENTS  TOTAL    DEPRECIATION  BUILT   ACQUIRED
---------------------------------------------------------------------------------------------------------------------------
MANAGED
Kingsley Square    $   429,527   450,000  3,311,660  1,982,098   450,000  5,293,758  5,743,758  2,607,761  1975-76    7/79
  Orange Park, FL

First Tuesday Mall     469,618   595,000  4,347,697  2,225,886   600,392  6,568,191  7,168,583  3,677,400  1975-78    7/79
  Carrollton, GA

Mendenhall Commons   3,935,041 3,134,692  5,597,340     63,000 3,134,692  5,660,340  8,795,032  1,385,212     1987    2/89
  Memphis, TN

North Park Plaza     3,949,314 4,635,147  4,018,353     26,830 4,633,382  4,046,948  8,680,330    986,189     1963    2/89
  Phoenix, AZ

Presidential Drive     709,391   344,583  1,424,300    154,000    344,58  1,578,300  1,922,882    631,136     1980   12/84
  Atlanta, GA        --------- --------- ----------  --------- --------- ---------- ----------  ---------

                     9,492,891 9,159,421 18,699,350  4,451,814 9,163,048 23,147,537 32,310,585  9,287,698

NET LEASED
Yamaha Warehouse     1,405,042    26,195    755,756  1,415,986    26,195  2,171,742  2,197,937  1,403,965     1971    2/72
  Cudahy, WI       ----------- --------- ----------  --------- --------- ---------- ---------- ----------

Total              $10,897,933 9,185,616 19,455,106  5,867,800 9,189,243 25,319,279 34,508,522 10,691,663
                   =========== ========= ==========  ========= ========= ========== ========== ==========

                       LIFE ON
                       WHICH
                    DEPRECIATION
                         IS
PROPERTY             COMPUTED
DESCRIPTION         (IN YEARS)
--------------------------------
MANAGED
Kingsley Square      10-40
  Orange Park, FL

First Tuesday Mall   10-40
  Carrollton, GA

Mendenhall Commons   10-40
  Memphis, TN

North Park Plaza     10-40
  Phoenix, AZ

Presidential Drive   10-35
  Atlanta, GA



NET LEASED
Yamaha Warehouse     15-40
  Cudahy, WI

Total

The above properties are all shopping centers except for Presidential Drive which is a business park and Yamaha Warehouse which is an office/warehouse.

The activity in real estate and related depreciation for the three years ended December 31, 1998 is summarized in the table below.


REAL ESTATE                                                             YEARS ENDED DECEMBER 31,
                                                               1998                1997                1996
------------------------------------------------------------------------------------------------------------

    COST
Beginning of year                                     $  40,694,216          39,683,279         39,651,566
    Additions during year
        Improvements                                         28,280           1,010,937             31,713
   Deductions during year
        Property sales                                   (6,213,974)           ---                ---
------------------------------------------------------------------------------------------------------------

End of year                                           $  34,508,522*         40,694,216         39,683,279
------------------------------------------------------------------------------------------------------------

    ACCUMULATED DEPRECIATION
Beginning of year                                     $  12,122,752          11,316,419         10,505,521
    Additions during year
        Depreciation expense                                831,332             806,333            810,898
   Deductions during year
        Property sales                                   (2,262,421)            ---                ---
------------------------------------------------------------------------------------------------------------

End of year                                           $  10,691,663          12,122,752         11,316,419
------------------------------------------------------------------------------------------------------------

*The aggregate cost for federal income tax purposes is $34,642,232.

Wholly owned managed properties with an aggregate cost of $32,310,585 are leased to tenants pursuant to lease agreements under which the Trust incurs normal real estate operating expenses associated with ownership. Yamaha Warehouse, a wholly-owned property with an aggregate cost of $2,197,937 is leased under a net lease agreement which requires the lessee to pay cash rental, property taxes and other expenses incurred in connection with the operation of the property.

In 1998, the Trust incurred capital expenditures of $28,280 for parking lot improvements at First Tuesday Mall. In 1997, the Trust incurred capital expenditures of $1,010,937. The improvements consisted of $833,526 for tenant build-outs (including $770,526 for OfficeMax at Kingsley Square) and $177,411 for parking lot and sidewalk improvements at First Tuesday Mall and at Presidential Drive Business Park.

On December 22, 1998, the Trust sold Geneva Square, a 143,676 square foot shopping center located in Lake Geneva, Wisconsin. The sale price was $4,500,000 from which the Trust paid selling expenses of $20,165 and retired mortgage indebtedness on the property of $2,803,790. Gain on the sale was $528,282.

4.  Mortgage Loans Receivable

Mortgage loans receivable consist of notes received from financing property sales and are secured by the properties sold, subject to any underlying mortgage loans payable. The Trust received mortgage loans receivable of $1,650,000 as part of the consideration for the sales of Hickory Hills and College Square in 1990 and retained a mortgage payable on the property. Accordingly, the gain on this sale was deferred. The mortgage loans receivable matured on December 20, 1997 and had yielded 9.5% to the Trust. Upon maturity of these mortgage loans receivable, the Trust assigned the underlying mortgage loan payable on College Square to the mortgagee. As a result of the assignment, the proceeds from the College Square mortgage loan receivable were reduced by the outstanding mortgage loan payable of $193,981.

The activity in mortgage loans receivable for the two years ended December 31, 1997 (there was no activity in 1998) is summarized in the table below.

MORTGAGE LOANS RECEIVABLE


                                                 YEARS ENDED DECEMBER 31,
                                                 1997               1996
-------------------------------------------------------------------------------
     PRINCIPAL
Beginning of year                       $      1,520,083          1,547,249
   Deductions during year
      Principal collections                      (28,094)           (27,166)
      Principal repayment                     (1,491,989)            ---
-------------------------------------------------------------------------------

Balance at end of year                            ---             1,520,083
Deferred gain                                     ---              (259,157)
-------------------------------------------------------------------------------

Balance, net of deferred gain           $         ---             1,260,926
-------------------------------------------------------------------------------


5.  Cash and Cash Equivalents

At December 31, 1998, cash and cash equivalents consisted of cash of $548 and a money market fund of $3,422,748. At December 31, 1997, cash and cash equivalents consisted of cash of $927 and a money market fund of $1,605,500.

6.  Transactions With Affiliates

The Trust has contracted with AEGON USA Realty Advisors, Inc. ("AEGON Realty Advisors") to provide administrative services for a base fee of 5/8% of the average gross real estate investment plus 1/4% of the monthly balance of mortgage loans receivable and an incentive fee of 20% of annual adjusted cash flow from operations in excess of $.72 per share. If the annual adjusted cash flow from operations is less than $.72 per share, then the payment of so much of the base fee is to be deferred so that revised cash flow from operations will be equal to $.72 per share; provided, however, in no event shall the amount deferred exceed 20% of the previously determined base fee. Any deferred fees may be paid in subsequent years (subject to certain limits). Annual adjusted cash flow from operations, as defined for purposes of the incentive fee, includes the net realized gain (or loss) from the disposition of property, adjusted to exclude accumulated depreciation (otherwise stated as gain in excess of cost without reduction for allowable depreciation). The administrative fee is limited to 1 1/2% of average quarterly net invested assets. The administrative agreement is for a one-year term, automatically renewed annually and cancelable by either party upon 90 days written notice. Amounts paid to AEGON Realty Advisors for administrative services were: $204,587 for 1998, $205,714 for 1997, and $202,378 for 1996. No incentive fees were paid in 1998, 1997 or 1996.

AEGON Realty Advisors also provides real estate acquisition and disposition services for the Trust. A negotiated fee of 2% to 4% of the cost is charged for properties acquired. No separate fee is charged for property dispositions. There were no acquisition fees paid in 1998, 1997 or 1996.

AEGON USA Realty Management, Inc. ("AEGON Realty Management"), a wholly-owned subsidiary of AEGON Realty Advisors, provided property management services to the Trust for a fee of 5% of the gross income of each managed property. The property management agreement is for a one-year term, automatically renewed annually and cancelable upon a 30-day written notice from either party. Amounts paid to AEGON Realty Management for property management services were $241,877 for 1998, $221,935 for 1997, and $230,045 for 1996. On December 31, 1998, AEGON
Realty Management was merged with and into AEGON Realty Advisors and the property management agreement was assumed by AEGON Realty Advisors.

AEGON Realty Advisors previously provided dividend disbursement, stock certificate preparation, recordkeeping and other shareholder services to the Company for a quarterly fee of $1.25 per shareholder account, $.75 per shareholder account for distributions processed, $.50 per shareholder account for proxy tabulation, and such other compensation for services performed as from time to time agreed to by the parties. The Trust paid AEGON Realty Advisors $21,376, $21,658, and $21,904 in shareholder service fees for 1998, 1997, and 1996, respectively. AEGON Realty Advisors had subcontracted with Boston EquiServe, L.P., a subsidiary of State Street Bank and Trust Company, for delivery of these services. Effective January 1, 1999, the Trust contracted directly with Boston EquiServe, L.P. and terminated the agreement with AEGON Realty Advisors.

On December 31, 1993, the mortgage loan on the Trust's Presidential Drive property was acquired from the lender by AUSA Life Insurance Company, Inc., an affiliate of AEGON Realty Advisors, as part of a large transaction involving the transfer of loans and securities. Interest paid on the mortgage was $74,575 in 1998, $77,779 in 1997, and $80,674 in 1996. In addition, the mortgage on Geneva Square was with PFL Life Insurance Company ("PFL"), an affiliate of AEGON Realty Advisors. Interest paid on the mortgage was $228,562 in 1998, $235,842 in 1997, and $236,477 in 1996. Geneva Square was sold in December 1998.

On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured. The Trust obtained financing from Monumental Life Insurance Company ("Monumental"), an affiliate of AEGON Realty Advisors, for these properties. (See Note 7.)

AEGON Realty Advisors is an indirect wholly-owned subsidiary of AEGON USA, Inc. which, through other wholly-owned subsidiaries, beneficially owns approximately 31% of the outstanding shares of the Trust at December 31, 1998.

7.  Mortgage Loans Payable

Mortgage loan obligations, secured by the real estate owned, carry annual interest rates ranging from 9.25% to 10.5%.

On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee to the lender, was $713,548. The annual debt service on this mortgage was $107,604, including interest at 10.25%. On February 5, 1999, the Trust prepaid the mortgage loan on First Tuesday Mall. The prepayment amount, including a 1% prepayment fee to the lender, was $468,281. The annual debt service on this mortgage was $115,128, including interest at 9.25%. These prepayment fees will be recorded in 1999's results of operations.

On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured, requiring principal repayments of $3,930,120 and $3,944,537, respectively. On March 15, 1999, the Trust refinanced these mortgage loans with Monumental. The loan amount for Mendenhall is $3,925,000 with monthly debt service of $30,430. The loan amount for North Park is $3,940,000 with monthly debt service of $30,547. Debt service on both loans include principal amortization over twenty years and interest at an initial rate of 7%, which will be adjusted quarterly based on three month LIBOR plus 2%. The loans mature in one year and may be prepaid at any time without penalty. Information regarding each mortgage is presented in the Schedule of Mortgage Loans on Real Estate below.

Schedule of Mortgage Loans on Real Estate


                                                          PERIODIC PAYMENT TERMS
                                                  ----------------------------------------
                                                                                                         CARRYING
                                                                                              FACE       AMOUNT OF
                                                  ANNUAL    BALLOON                          AMOUNT      MORTGAGE
                              STATED    FINAL     PRINCIPAL PAYMENT        PREPAYMENT      OF MORTGAGE    AT DEC.
PROPERTY            DATE OF   INTEREST  MATURITY  AND       AT              PENALTY            AT           31,
DESCRIPTION           NOTE      RATE      DATE    INTEREST  MATURITY      PROVISIONS*      ACQUISITION     1998
--------------------------------------------------------------------------------------------------------------------------
MANAGED
Kingsley Square         2/77       10%     2/02   $ 76,370  $  ---     Feb. 98 to Feb. 99   $  700,000   $  198,728
   Orange Park, FL                                                     penalty is 5.5%,
   (two loans)                                                         declining .5% per
                                                                       year to 4%
                                                                       thereafter
                        8/75       10%     8/00    163,650     ---     5.0%                  1,500,000      230,799


First Tuesday           4/79     9.25%     4/04    115,128     ---     1.0%                  1,120,000      469,618  ***
   Carrollton, GA

Mendenhall Commons
   Memphis, TN          2/89    10.25%     3/99    462,396  3,930,120  1.0%                  4,300,000    3,935,041  ****

North Park Plaza
   Phoenix, AZ          2/89     10.5%     3/99    472,008  3,944,537  1.0%                  4,300,000    3,949,314  ****

Presidential Drive
   Atlanta, GA          2/80    10.25%     2/10    107,604     ---     1.0%                    968,935      709,391  **
                                                 ---------------------                     -------------------------
                                                 1,397,156  7,874,657                       12,888,935    9,492,891

NET LEASED
Yamaha Warehouse
   Cudahy, WI          12/90   10.125%     1/01    159,627  1,366,721  Excess of loan        1,500,000    1,405,042
                                                                       rate over U.S.
                                                                       Treasury Bill rate
                                                ----------------------                     -------------------------
                                                $1,556,783 $9,241,378                      $14,388,935  $10,897,933
                                                ======================                     =========================

*        Percentages are of the principal amount at time of prepayment.
**       The loan was prepaid on February 1, 1999.
***      The loan was prepaid on February 5, 1999.
****     The loan was refinanced on March 15, 1999.

The activity in mortgage loans payable for the three years ended December 31, 1998 is summarized in the table below.

Mortgage Loans Payable

                                                                        YEARS ENDED DECEMBER 31,
                                                       1998                   1997                  1996
--------------------------------------------------------------------------------------------------------------
     PRINCIPAL
Beginning of year                                    $14,140,584            14,819,479            15,271,385
   Deductions during year
      Principal payments                                (438,861)             (484,914)             (451,906)
      Prepayments and maturities                      (2,803,790)             (193,981)               ---
--------------------------------------------------------------------------------------------------------------

Balance at end of year                               $10,897,933            14,140,584            14,819,479
--------------------------------------------------------------------------------------------------------------

Scheduled monthly payments will substantially amortize the principal balances of the mortgage loans over their respective terms with the exception of balloon payments at maturity. Amortized payments on the outstanding balances due in the next five years, including balloon repayments at maturity, prior to the 1999 transactions discussed above, are summarized as follows:


                       AMORTIZED        PAYMENTS
       YEAR            PAYMENTS        AT MATURITY
-----------------------------------------------------

       1999            $345,637        $7,874,657
       2000             291,617            ---
       2001             207,007         1,366,721
       2002             150,324            ---
       2003             163,148            ---

8.  Leased Assets

The Trust is lessor of various properties as described in Note 3. Certain properties are leased to tenants under long-term, non-cancelable operating lease agreements. Future minimum lease rentals to be received under the terms of these lease agreements are as follows:


       YEAR                   AMOUNT
-----------------------------------------
       1999                  $3,570,408
       2000                   3,027,040
       2001                   2,509,523
       2002                   2,137,304
       2003                   1,998,654
     2004-2018               13,990,315

Contingent rentals included in income received in connection with operating leases were $136,446, $134,343, and $101,446 for the years ended December 31, 1998, 1997 and 1996, respectively. Such rentals are based principally on tenant sales in excess of stipulated minimums. In 1998 and 1997 the Trust derived 10% or more of its revenue from the Kroger Company at Mendenhall Commons and from Safeway at North Park Plaza. The revenue from these tenants was $644,083 and $625,034 in 1998, and $587,097 and $581,028 in 1997, respectively. In 1996 the
Trust derived 10% or more of its revenue from the Kroger Company. The revenue from this tenant for 1996 was $646,844.

In August 1994, Publix Supermarkets exercised an option to extend their lease for 34,400 square feet at Kingsley Square. The lease extension, effective February 11, 1995, has a term of five years and requires the Trust to contribute up to $250,000 toward remodeling costs at the Publix store. Since Publix has not yet remodeled their store and because they have given written notice of their intent to close the store in 1999, it is unlikely this amount will be paid. Accordingly, this amount has not been recorded in the financial statements.

9.  Federal Income Taxes

The Trust conducts its operations so as to qualify as a real estate investment trust under the Internal Revenue Code which requires, among other things, that at least 95% of the Trust's taxable income be distributed to shareholders. The Trust has historically distributed all of its taxable income. Distributions made in 1998, plus a portion of the Trust's first distribution in 1999, were used to meet the Internal Revenue Code distribution requirements for 1998. Accordingly, no provision has been made for federal income taxes since the Trust did not have taxable income after the deductions allowed for distributions to shareholders.

Certain property acquisitions have resulted in the basis of those properties being determined differently for financial accounting purposes than for income tax purposes. The differing methods of determination of basis in these transactions has resulted in the tax basis of certain properties being higher or lower than the financial basis. At December 31, 1998 the tax basis of real estate was $133,710 in excess of the financial basis.

10.  Legal Proceedings

The Trust is not a party to any pending legal proceedings which, in the opinion of management, are material to the Trust's financial position.

11.  Selected Quarterly Financial Data (Unaudited)


                                                                 QUARTER ENDED
                                     -----------------------------------------------------------------------    YEAR ENDED
           YEAR                            3/31                 6/30               9/30             12/31            12/31
-----------------------------------------------------------------------------------------------------------------------------
     1998
REVENUE                                 $ 1,622,786(1)         1,266,703         1,230,616        1,211,850        5,331,955
-----------------------------------------------------------------------------------------------------------------------------
EARNINGS FROM OPERATIONS                $   512,257              108,264           112,875          210,579          943,975
NET GAIN ON SALE OF PROPERTY                   ---                   ---               ---          528,282          528,282
                                     ----------------------------------------------------------------------------------------
NET EARNINGS                            $   512,257(1)           108,264           112,875          738,861        1,472,257
-----------------------------------------------------------------------------------------------------------------------------
BASIC AND DILUTED NET
   EARNINGS PER SHARE                   $       .13                  .03               .03              .19              .38
-----------------------------------------------------------------------------------------------------------------------------

     1997

Revenue                                 $ 1,277,422            1,236,318         1,250,455        1,247,892        5,012,087
-----------------------------------------------------------------------------------------------------------------------------
Earnings from operations                $   163,220              166,302            66,105          241,502          637,129
Net gain on sale of property                    ---                  ---               ---          259,157          259,157
                                     ----------------------------------------------------------------------------------------
Net  earnings                           $   163,220              166,302            66,105          500,659          896,286
-----------------------------------------------------------------------------------------------------------------------------
Basic and diluted net
   earnings per share                   $       .04                  .04               .02              .13              .23
-----------------------------------------------------------------------------------------------------------------------------

     1996

Revenue                                 $ 1,371,756            1,312,030         1,370,969        1,162,558        5,217,313
-----------------------------------------------------------------------------------------------------------------------------
Earnings from operations                $   294,639              217,624           206,052          227,915          946,230
                                     ----------------------------------------------------------------------------------------
Net earnings                            $   294,639              217,624           206,052          227,915          946,230
-----------------------------------------------------------------------------------------------------------------------------
Basic and diluted net
   earnings per share                   $       .08                  .06               .05              .06              .24
-----------------------------------------------------------------------------------------------------------------------------

(1) Revenues and net income for the first quarter of 1998 included a final settlement of $248,000 for a claim as an unsecured creditor under a Chapter 11 reorganization plan and an $85,000 settlement for the termination of a lease by a tenant in 1997.

Report of Independent Auditors

The Board of Trustees and Shareholders
USP Real Estate Investment Trust

We have audited the accompanying balance sheets of USP Real Estate Investment Trust as of December 31, 1998 and 1997, and the related statements of earnings, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USP Real Estate Investment Trust at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

Des Moines, Iowa
February 23, 1999

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Information About Directors (referred to herein as "Trustees")

Certain information about the nominees for Trustee appears below. (See "Item 13. Certain Relationships and Related Transactions" for a description of the Trust's relationship with AEGON USA Realty Advisors, Inc. and other subsidiaries of AEGON USA, Inc.) On January 22, 1999, at a meeting of the USP Board of Trustees, Richard M. Osborne was elected to serve as a Trustee. Gary A. Downing, a Trustee and member of the Audit Committee, has decided not to stand for re-election at the Annual Meeting.

PATRICK E. FALCONIO, age 57, has served as a Trustee and Chairman of the Board since 1988. He retired on February 1, 1999 as an Executive Vice President of AEGON USA, Inc. (insurance and financial services), Cedar Rapids, Iowa, where he had been employed since 1987. He was also a Director of AEGON USA Realty Advisors, Inc. and various other subsidiaries of AEGON USA, Inc. until his retirement.

EDWIN L. INGRAHAM, age 72, has served as a Trustee of the Trust since 1984, and as Vice Chairman of the Board of Trustees since 1990. He retired in 1988 as Executive Vice President, Treasurer and Chief Investment Officer of AEGON USA, Inc., where he had been employed since 1982. Mr. Ingraham is a member of the Audit Committee.

SAMUEL L. KAPLAN, age 62, has served as a Trustee of the Trust since 1983. He has been engaged in the practice of law in Minneapolis, Minnesota as a member of the firm of Kaplan, Strangis and Kaplan, P.A. since 1978. Mr. Kaplan is a member of the Audit Committee.

RICHARD M. OSBORNE, age 53, has served as a Trustee of the Trust since January 1999. He is President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963. OsAir, Inc. is a manufacturer of industrial gases for pipeline delivery and a real property developer. Mr. Osborne is the sole Manager of Turkey Vulture Fund XIII, Ltd. which acquires, holds, sells or otherwise invests in all types of securities and other instruments. Mr. Osborne is a Director and Chairman of the Board of Meridian Point Realty Trust '83, a publicly-held real estate investment trust, a Director of Central Reserve Life Corporation, a publicly-held insurance holding company, a Director and Chairman of the Board of Pacific Gateway Properties, Inc., a publicly-held real estate company and a Director and Vice Chairman of the Board of GLB Bancorp, Inc., a bank holding company.

Information About Executive Officers

Certain information about the executive officers of the Trust who are not also nominees appears below. The term of office of each executive officer will expire at the Annual Meeting of the Board of Trustees, which will follow the Annual Meeting of Shareholders. (See "Item 13. Certain Relationships and Related Transactions" for a description of the Trust's relationship with AEGON USA Realty Advisors, Inc. and other subsidiaries of AEGON USA, Inc.)

DAVID L. BLANKENSHIP, age 48, has served as President of the Trust since 1985. He has been employed by AEGON USA, Inc. since 1977 in various administrative and management positions related to real estate investment activities and is Chairman of the Board and President of AEGON USA Realty Advisors, Inc.

MAUREEN DEWALD, age 48, has served as Vice President of the Trust since 1986 and Secretary since 1985. She has been employed by AEGON USA, Inc. since 1983 as an attorney for real estate investment activities and is Senior Vice President, Secretary and General Counsel of AEGON USA Realty Advisors, Inc.

ALAN F. FLETCHER, age 49, has served as Treasurer of the Trust since 1986, as Vice President since 1985, as Assistant Secretary since 1982 and as principal financial officer since 1981. He has been employed by AEGON USA, Inc. since 1981 in various financial and administrative positions related to investment activities and is Senior Vice President and Chief Financial Officer of AEGON USA Realty Advisors, Inc.

ROGER L. SCHULZ, age 37, has served as Controller and Assistant Secretary of the Trust since 1995. He has been employed by AEGON USA, Inc. since 1985 in various accounting and financial reporting positions related to real estate investment activities and is Manager - Financial Reporting for AEGON USA Realty Advisors, Inc.

ITEM 11.  EXECUTIVE COMPENSATION

During 1998, each Trustee, with the exception of Mr. Falconio, received an annual fee of $6,000 plus $750 for each regular or special meeting attended, as well as $400 per day for inspecting properties owned by the Trust and $400 for attendance at each committee meeting as a member, unless held in conjunction with a meeting of the Board of Trustees. Mr. Falconio has waived all fees for his services as a Trustee so long as he continues to be affiliated as an officer or director of AEGON USA, Inc. (see "Item 10. Directors and Executive Officers of the Registrant"). Total fees paid to all Trustees as a group were $27,000 for 1998.

The executive officers of the Trust receive no cash or deferred compensation in their capacities as such.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to each person and group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Trust as of March 5, 1999.


NAME AND ADDRESS                                            AMOUNT AND NATURE                     PERCENT
OF BENEFICIAL OWNER                                      OF BENEFICIAL OWNERSHIP                 OF CLASS

AEGON USA, Inc. (1)                                              1,197,260                        30.86%
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499

Turkey Vulture Fund XIII, Ltd. (2)                                 551,081                        14.20%
c/o Kohrman Jackson & Krantz P.L.L.
1375 East 9th Street
Cleveland, Ohio  44114

(1) AEGON USA, Inc. is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands which is controlled by Vereninging AEGON, an association organized under the laws of The Netherlands. AEGON USA, Inc. has sole voting and investment powers with respect to the above Shares.

(2) Turkey Vulture Fund XIII, Ltd. (the "Fund") is an Ohio limited liability company, of which Richard M. Osborne is the sole Manager. As sole Manager of the Fund, Mr. Osborne may be deemed to beneficially own all of the Shares of beneficial interest of USP owned by the Fund. Mr. Osborne also has sole power to vote, or to direct the voting of, and the sole power to dispose or to direct the disposition of, any Shares owned by the Fund.

Security Ownership of Management

The following table sets forth the number of Shares of the Trust beneficially owned as of March 5, 1999 by each Trustee, nominee, and officer and by all Trustees, nominees and officers as a group (9 persons). Except as otherwise indicated by footnote, the individuals have direct ownership of, and sole voting and investment power with respect to, any Shares beneficially owned by them. Under rules adopted by the Securities and Exchange Commission, transactions in Shares of the Trust are reportable by Trustees and officers on specified forms, and the Trust is required to disclose any known delinquent filings. A report on Form 5 was filed late for Mr. Downing, reporting 36 Shares acquired through the Trust's distribution reinvestment plan.


NAME OF                                                                 AMOUNT AND NATURE            PERCENT
BENEFICIAL OWNER                                                     OF BENEFICIAL OWNERSHIP        OF CLASS
Gary A. Downing(1)                                                               577                    *
Patrick E. Falconio(2)                                                         2,000                    *
Edwin L. Ingraham                                                              1,500                    *
Samuel L. Kaplan(3)                                                           10,000                    *
Richard M. Osborne(4)                                                        551,081                 14.20%
David L. Blankenship(5)                                                    1,199,078                 30.90%
Maureen DeWald                                                                     0                    *
Alan F. Fletcher(6)                                                            2,200                    *
Roger L. Schulz                                                                  100                    *
Trustees, nominees and officers as a group                                 1,766,536                 45.53%


(1) Mr. Downing is the beneficial owner of 577 Shares held in an individual retirement account.
(2) Mr. Falconio may be deemed to be the beneficial owner of 2,000 Shares owned by his wife.
(3) Mr. Kaplan is the direct owner of 8,500 Shares and may be deemed to be the beneficial owner of 1,500 Shares held in a profit sharing trust for his account.
(4) Mr. Osborne may be deemed to be the beneficial owner of 551,081 Shares beneficially owned by Turkey Vulture Fund, XIII, Ltd., an Ohio limited liability company, of which Mr. Osborne is the sole Manager.
(5) Mr. Blankenship may be deemed to be the beneficial owner of 1,197,260 Shares beneficially owned by AEGON USA, Inc. with respect to which he shares voting and investment powers (see "Principal Shareholders" and "Information About Executive Officers"). Mr. Blankenship disclaims beneficial ownership of such Shares. He may also be deemed to be the beneficial owner of 1,818 Shares held in custodial accounts for his children.
(6) Mr. Fletcher is the direct owner of 600 Shares and is the beneficial owner of 1,600 Shares held in an individual retirement account.

  *Such holdings represent less than one percent of the outstanding Shares.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

The Trust has no employees and has contracted with various subsidiaries of AEGON USA, Inc. (see "Principal Shareholders") to provide administrative, advisory, acquisition, divestiture, property management and shareholder services. A description of the relationships between AEGON USA, Inc. and its various subsidiaries and of such subsidiaries' agreements with the Trust follows. The description of the agreements which follows is qualified in its entirety by reference to the terms and provisions of such agreements. (See "Item 12. Security Ownership of Certain Beneficial Owners and Management" for a description of the relationship between AEGON USA, Inc. and AEGON N.V.)

Administrative, Advisory and Acquisition Services

AEGON USA Realty Advisors, Inc. ("AEGON Advisors"), is a wholly-owned subsidiary of AEGON USA, Inc. AEGON Advisors provides administrative, advisory, acquisition and divestiture services to the Trust pursuant to an Administrative Agreement. The term of the Administrative Agreement is for one (1) year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Agreement upon 90 days written notice. The performance of AEGON Advisors' duties and obligations under the Administrative Agreement has been guaranteed by AEGON USA, Inc.

Under the Administrative Agreement, AEGON Advisors (a) provides clerical, administrative and data processing services, office space, equipment and other general office services necessary for the Trust's day-to-day operations, (b) provides legal, tax and accounting services to maintain all necessary books and records of the Trust and to ensure Trust compliance with all applicable federal, state and local laws, regulatory reporting requirements and tax codes, (c) arranges financing for the Trust, including but not limited to mortgage financing for property acquisition, (d) obtains property management services for the Trust's properties and supervises the activities of persons performing such services, (e) provides monthly reports summarizing the results of operations and financial conditions of the Trust, (f) prepares and files all reports to shareholders and regulatory authorities on behalf of the Trust, (h) prepares and files all tax returns of the Trust and (i) provides the Trust with property acquisition and divestiture services.

AEGON Advisors receives fees for its administrative and advisory services as follows: (a) a base fee, payable monthly, equal to 5/8% per annum of the average monthly gross real estate investments of the Trust plus 1/4% per annum of the monthly outstanding principal balance of mortgage loans receivable; and (b) an incentive fee, payable annually, equal to 20% of the annual adjusted cash flow from operations in excess of $.72 per share. If the annual adjusted cash flow from operations is less than $.72 per share, then the payment of so much of the base fee is to be deferred so that revised cash flow from operations will be equal to $.72 per share; provided, however, in no event shall the amount deferred exceed 20% of the previously determined base fee. Any deferred fees may be paid in a subsequent year, up to a maximum of 30% of that year's revised cash flow from operations in excess of $.72 per share. Annual adjusted cash flow from operations, as defined for purposes of the incentive fee, includes the net realized gain (or loss) from the disposition of property, adjusted to exclude accumulated depreciation (otherwise stated as gain in excess of cost without reduction for allowable depreciation). Notwithstanding the foregoing, the combined base and incentive fees cannot exceed the amount permitted by the limitation on operating expenses as provided in the Trust's Declaration of Trust, which limitation is essentially 1 1/2% of the Trust's average quarterly invested assets, net of depreciation. In addition, AEGON Advisors is to be paid a separately negotiated fee of not less than 2% nor more than 4% of the cost of each property acquired by the Trust as compensation for acquisition services furnished by it to the Trust. Administrative fees paid to AEGON Advisors for 1998 were $204,587. No acquisition fees were paid in 1998.

Management Services

AEGON Advisors provides management services to the Trust pursuant to a Property Management Agreement. The term of the Agreement is for one (1) year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Agreement upon 30 days written notice. Under the Management Agreement, AEGON Advisors is obligated to (a) procure tenants and execute leases with respect to Trust properties which are not leased under net lease arrangements (the "Managed Properties"), (b) maintain and repair (at the Trust's expense) the Managed Properties, (c) maintain complete and accurate books and records of the operations of the Managed Properties, (d) maintain the Managed Properties in accordance with applicable government rules and regulations, licensing requirements and building codes, (e) collect all rents and (f) carry (at the Trust's expense) general liability, accident, fire and other property damage insurance. For these services, AEGON Advisors receives 5% of the gross income derived from the operation of the Managed Properties. Management fees paid to AEGON Advisors for 1998 were $241,877. These services were previously provided by AEGON USA Realty Management, Inc., a wholly-owned subsidiary of AEGON Advisors, which was merged into AEGON Advisors in December 1998.

Shareholder Services

AEGON Advisors provides shareholder services to the Trust pursuant to a Shareholder Services Agreement (the "Agreement"). Under the Agreement, AEGON Advisors is obligated to provide dividend disbursement, stock certificate preparation, recordkeeping and other shareholder services for which AEGON Advisors receives the following fees: a quarterly fee of $1.25 per shareholder account based on the number of shareholder accounts (minimum $1,000 per quarter), a fee of $.75 per shareholder account for each dividend processed, a fee of $.50 per shareholder account for proxy tabulation, and such other compensation as from time to time agreed upon by the Trust and AEGON Advisors. Shareholder service fees paid to AEGON Advisors for 1998 were $21,376. AEGON Advisors has subcontracted for stock transfer and dividend disbursement services with Boston EquiServe, L.P., a subsidiary of State Street Bank and Trust Company. Effective January 1, 1999, the Trust contracted directly with Boston EquiServe, L.P. and terminated the agreement with AEGON Advisors.

Other

On December 31, 1993, the mortgage loan on the Trust's Presidential Drive property was acquired from the lender by AUSA Life Insurance Company, Inc., a wholly-owned subsidiary of AEGON USA, Inc., as part of a large transaction involving the transfer of loans and securities. The terms of the mortgage loan remained the same. On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee of $7,065 to the lender, was $713,548. In February 1994, the Trust refinanced the existing mortgage loan on its Geneva Square property with a new mortgage loan from PFL Life Insurance Company ("PFL"), a wholly-owned subsidiary of AEGON USA, Inc. This $3,000,000 loan was obtained by the Trust on commercially competitive terms at a fixed interest rate of 8% and a 1% origination fee ($30,000) was paid to PFL in connection with the loan. The loan matured on March 1, 1996, and the Trust exercised an option to extend the loan for eight years at 8.30% based on commercially competitive terms offered for comparable loans by PFL. On December 22, 1998, the Trust sold Geneva Square and the mortgage balance of $2,803,790 was repaid. On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured, requiring principal repayment. On March 15, 1999, the Trust refinanced these mortgage loans with Monumental Life Insurance Company, a wholly-owned subsidiary of AEGON USA, Inc. The new loans are for a period of one year, carry an initial interest rate of 7%, and may be prepaid at any time without penalty. The maximum principal amount of the Presidential Drive and Geneva Square mortgage indebtedness outstanding during 1998 was $3,570,474. The Trust paid $57,293 in principal and $303,137 in interest on such mortgage indebtedness for 1998.

PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

(a)   List of Documents

The following financial statements are included in Item 8:

1.  Financial Statements.

Balance Sheets, December 31, 1998 and 1997.
Statements of Earnings, Years Ended December 31, 1998, 1997, and 1996. Statements of Cash Flows, Years Ended December 31, 1998, 1997, and 1996. Statements of Shareholders' Equity, Years Ended December 31, 1998, 1997, and 1996.
Notes to Financial Statements.
Report of Independent Auditors.

2.  Financial Statement Schedules.

Financial Statement Schedules.  (Included in Notes to Financial Statements)

(III)  Schedule of Real Estate and Accumulated Depreciation.      Note 3
(IV)  Schedule of Mortgage Loans on Real Estate.                  Note 7

All other schedules have been omitted because they are not required, or because the required information, where material, is included in the financial statements or accompanying notes.

  ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K (CONTINUED)

      (a)      List of Documents (continued)

           3.  Exhibits.

               (3) Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975 and April 23, 1984, incorporated herein by reference to Item 14(a)3, Exhibit
                       (3) of Form 10-K for the year ended December 31, 1984.

               (3.1)   By-Laws currently in effect, dated November 19, 1997.

               (4) Articles II and III of the Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975 and April 23, 1984, incorporated herein by reference to Item 14(a)3, Exhibit (3) of Form 10-K for the year ended December 31, 1984.

               (10) Administrative Agreement currently in effect, dated January 1, 1984, incorporated herein by reference to Item 5, Exhibit (28) of Form 8-K dated January 1, 1984.

               (10.1) Property Management Agreement currently in effect, dated July 1, 1981, as amended November 4, 1982, incorporated herein by reference to Item 14(a)3, Exhibit (10) of Form 10-K for the year ended December 31, 1982.

               (10.2) Shareholder Services Agreement, currently in effect, dated January 1, 1991, as amended January 1, 1992 and assigned January 28, 1992, incorporated herein by reference to Item 14(a)3, Exhibit (10.2) of Form 10-K for the year ended December 31, 1991.

      (b) No reports on Form 8-K were filed during the fourth quarter of 1998.

      (c)      The required exhibits applicable to this section are listed in
               Item 14(a)3.

      (d) There are no required financial statement schedules applicable to this section.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               USP REAL ESTATE INVESTMENT TRUST

/s/ Patrick E. Falconio                        /s/ Alan F. Fletcher
-------------------------------------          -----------------------------
      Patrick E. Falconio                      Alan F. Fletcher
      Chairman of the Board                    Vice President and Treasurer
      (principal executive                     (principal financial officer)
       officer)

                                               /s/ Roger L. Schulz
                                               -----------------------------
                                               Roger L. Schulz
                                               Controller
                                               (principal accounting officer)

March 26, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and as of the date indicated.

/s/ Gary A. Downing                            /s/ Samuel L. Kaplan
-------------------------------------          -----------------------------
      Gary A. Downing                          Samuel L. Kaplan
      Trustee                                  Trustee

/s/ Patrick E. Falconio                        /s/ Richard M. Osborne
-------------------------------------          -----------------------------
      Patrick E. Falconio                      Richard M. Osborne
      Trustee                                  Trustee

/s/ Edwin L. Ingraham
-------------------------------------
      Edwin L. Ingraham
      Trustee

March 26, 1999

                                  EXHIBIT INDEX

           Exhibit
             Item                           Title or Description
           --------                         --------------------

           (3) Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975 and
                              April 23, 1984, incorporated herein by reference to Item 14(a)3, Exhibit (3) of Form 10-K for the year ended December 31, 1984.

           (3.1) By-Laws currently in effect, dated November 19, 1997.

           (4)                Articles II and III of the Second Amended and
                              Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18,
                              1972, March 3, 1975 and April 23, 1984,
                              incorporated herein by reference to Item 14(a)3, Exhibit (3) of Form 10-K for the year ended
                              December 31, 1984.

           (10) Administrative Agreement currently in effect, dated January 1, 1984, incorporated herein by reference to Item 5, Exhibit (28) of Form 8-K dated January 1, 1984.

           (10.1) Property Management Agreement currently in effect, dated July 1, 1981, as amended November 4, 1982, incorporated herein by reference to Item 14(a)3, Exhibit (10) of Form 10-K for the year ended
                              December 31, 1982.

           (10.2)             Shareholder Services Agreement dated January 1,
                              1991, as amended January 1, 1992 and assigned
                              January 28, 1992, incorporated herein by reference to Item 14(a)3, Exhibit (10.2) of Form 10-K for the year ended December 31, 1991.

All Exhibit Items are omitted from this report, but a copy will be furnished upon payment of $33.00, representing a charge of fifty cents ($.50) per page, accompanying a written request to Roger L. Schulz, Controller, USP Real Estate Investment Trust, 4333 Edgewood Road N.E., Cedar Rapids, IA 52499.

                                                                        ANNEX B

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-Q

               Quarterly Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    For the quarter ended September 30, 1999    Commission file number 0-7589



                        USP REAL ESTATE INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)

             Iowa                                  42-6149662
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

  4333 Edgewood Road N.E., Cedar Rapids, IA              52499
  (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (319) 398-8975

                                       N/A
      (Former name, address and fiscal year, if changed since last report)

Indicate by check-mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No
                                       ---    ---

The number of shares of beneficial interest of the registrant outstanding at November 15, 1999 was 3,880,000.

PART 1.  FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS.

USP REAL ESTATE INVESTMENT TRUST
Balance Sheets
(unaudited)


                                                                  September 30,               December 31,
                                                         --------------------------------    ---------------
                                                             1999              1998               1998
                                                             ----              ----               ----
ASSETS
  Real estate
    Land, buildings and improvements at cost          $     34,617,710        40,722,496         34,508,522
    Less accumulated depreciation                          (11,185,980)      (12,747,098)       (10,691,663)
                                                         --------------    --------------    ---------------
                                                            23,431,730        27,975,398         23,816,859
  Cash and cash equivalents                                  2,616,567         1,809,854          3,423,296
  Rents and other receivables                                  334,568           354,272            397,822
  Prepaid and deferred expenses                                214,665           278,337            275,653
  Taxes held in escrow                                           -               159,467             18,863
                                                         --------------    --------------    ---------------

                                                      $     26,597,530        30,577,328         27,932,493
                                                         ==============    ==============    ===============


LIABILITIES AND SHAREHOLDERS' EQUITY
  Liabilities
    Mortgage loans payable                            $      9,449,202        13,813,825         10,897,933
    Accounts payable and accrued expenses                      630,955           619,498            418,204
    Due to affiliates                                           41,542            48,442            115,722
    Distribution declared                                      310,400           310,400            310,400
    Tenant deposits                                             82,717            80,095             78,701
    Other                                                        9,192            32,924             10,928
                                                         --------------    --------------    ---------------
                                                            10,524,008        14,905,184         11,831,888
                                                         --------------    --------------    ---------------

  Shareholders' Equity
    Shares of beneficial interest,
      $1 par value, 20,000,000
      shares authorized, 3,880,000
      shares issued and outstanding                          3,880,000         3,880,000          3,880,000
    Additional paid-in capital                              11,989,948        11,792,144         11,989,948
    Undistributed net earnings                                 203,574             -                230,657
                                                         --------------    --------------    ---------------
                                                            16,073,522        15,672,144         16,100,605
                                                         --------------    --------------    ---------------

                                                      $     26,597,530        30,577,328         27,932,493
                                                         ==============    ==============    ===============


USP REAL ESTATE INVESTMENT TRUST
Statements of Earnings
(Unaudited)


                                                          Three Months Ended               Nine Months Ended
                                                            September 30,                    September 30,
                                                         1999           1998              1999           1998
                                                         ----           ----              ----           ----
REVENUE
  Rents                                             $   1,053,922      1,201,595         3,368,670     4,034,705
  Interest                                                 35,562         29,021           101,559        85,400
                                                      ------------   ------------      ------------   -----------
                                                        1,089,484      1,230,616         3,470,229     4,120,105
                                                      ------------   ------------      ------------   -----------

EXPENSES
  Property expenses:
    Real estate taxes                                     118,366        152,955           353,531       458,865
    Repairs and maintenance                               118,682        132,259           368,273       317,128
    Utilities                                              29,789         33,309            87,441        82,611
    Management fee                                         37,356         55,442           154,517       187,316
    Insurance                                               8,881         10,757            24,789        33,554
    Other                                                  39,194         37,107            94,600       151,102
                                                      ------------   ------------      ------------   -----------
  Property expenses, excluding depreciation               352,268        421,829         1,083,151     1,230,576
    Depreciation                                          162,645        206,985           494,317       624,346
                                                      ------------   ------------      ------------   -----------
  Total property expenses                                 514,913        628,814         1,577,468     1,854,922
  Interest                                                186,731        343,753           640,126     1,039,252
  Administrative fee                                       54,243         63,909           162,729       191,727
  Other administrative                                     74,915         81,265           185,789       300,808
                                                      ------------   ------------      ------------   -----------
                                                          830,802      1,117,741         2,566,112     3,386,709
                                                      ------------   ------------      ------------   -----------

Net earnings                                        $     258,682        112,875           904,117       733,396
                                                      ============   ============      ============   ===========

Basic and diluted net earnings per share            $         .07            .03               .23           .19
                                                      ============   ============      ============   ===========

Distributions to shareholders                       $     310,400        310,400           931,200       931,200
                                                      ============   ============      ============   ===========

Distributions to shareholders per share             $         .08            .08               .24           .24
                                                      ============   ============      ============   ===========

USP REAL ESTATE INVESTMENT TRUST
Statements of Cash Flows
(unaudited)


                                                                            Nine Months Ended
                                                                              September 30,
                                                                          1999              1998
                                                                          ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Rents collected                                                  $     3,421,113         4,090,636
  Interest received                                                        101,559            85,400
  Payments for operating expenses                                       (1,226,618)       (1,662,072)
  Interest paid                                                           (637,602)       (1,036,728)
                                                                      -------------     -------------
    Net cash provided by operating activities                            1,658,452         1,477,236
                                                                      -------------     -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                                    (109,188)          (28,280)
  Other, net                                                                23,938            12,430
                                                                      -------------     -------------
    Net cash used by investing activities                                  (85,250)          (15,850)
                                                                      -------------     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal portion of scheduled
    mortgage loan payments                                                (278,604)         (326,759)
  Principal repayment of mortgage loans                                 (1,170,127)             -
  Distributions paid to shareholders                                      (931,200)         (931,200)
                                                                      -------------     -------------
    Net cash used by financing activities                               (2,379,931)       (1,257,959)
                                                                      -------------     -------------

Net increase (decrease) in cash and cash equivalents                      (806,729)          203,427
Cash and cash equivalents at beginning of period                         3,423,296         1,606,427
                                                                      -------------     -------------
Cash and cash equivalents at end of period                         $     2,616,567         1,809,854
                                                                      =============     =============

RECONCILIATION OF NET EARNINGS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
Net earnings                                                       $       904,117           733,396
Add (deduct) reconciling adjustments:
  Depreciation                                                             494,317           624,346
  Amortization                                                               2,524             2,524
  Decrease in rents and other receivables                                   54,179            67,285
  Decrease in prepaid and deferred expenses                                 47,617            57,940
  Decrease (increase) in taxes held in escrow                               18,863            (6,451)
  Increase in accounts payable
    and accrued expenses                                                   212,751            58,581
  Decrease in due to affiliates                                            (74,180)          (49,031)
  Decrease in advance rents                                                 (1,736)          (11,354)
                                                                      -------------     -------------
Net cash provided by operating activities                          $     1,658,452         1,477,236
                                                                      =============     =============

NOTES TO FINANCIAL STATEMENTS

NOTE 1: The unaudited interim financial statements are prepared in accordance with generally accepted accounting principles and include all adjustments of a normal recurring nature necessary for a fair presentation of the financial position and quarterly results. Interim reports should be read in conjunction with the audited financial statements and related notes included in the 1998 Annual Report.


NOTE 2:   Shareholders' equity, December 31, 1998                  $        16,100,605
                      Net earnings                                             904,117
                      Distributions to shareholders                           (931,200)
                                                                         --------------
          Shareholders' equity, September 30, 1999                 $        16,073,522
                                                                         ==============

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

USP Real Estate Investment Trust's net earnings for the three and nine months ended September 30, 1999 were $258,682 ($.07 per share) and $904,117 ($.23 per share), respectively, compared to $112,875 ($.03 per share) and $733,396 ($.19 per share) for the same periods in 1998. (All per share amounts are on a basic and diluted basis.) While net earnings and funds from operations increased from 1998 to 1999, both revenues and expenses were lower in 1999 primarily due to the December, 1998 sale of Geneva Square Shopping Center in Lake Geneva, Wisconsin.

The Trust's rental income this year is $666,035 lower than the first nine months of 1998, entirely attributable to the sale of Geneva Square. Rental income for properties owned in both years actually increased by $56,074 due to a lease termination fee and an increase in expense recoveries (additional rents). At September 30, 1999, overall leased occupancy of the portfolio was 95%. Total property expenses, excluding depreciation, decreased by $147,425 from 1998 to 1999. As a percentage of rental income, such expenses increased from 30% in 1998 to 32% in 1999, primarily because rents declined more than expenses.

Real estate taxes decreased by $105,334 from 1998 primarily due to the sale of Geneva Square. Repairs and maintenance increased by $51,145 from 1998 primarily due to an increase in tenant remodeling expenses and parking lot repairs in 1999. Utilities increased by $4,830 from 1998 primarily due to an increase in water usage at Presidential Drive Business Park in Atlanta, Georgia. These charges are paid by the Trust and billed back to tenants as additional rent. Management fees decreased by $32,799 from 1998 due to lower revenue in 1999 as a result of the sale of Geneva Square. Other property expenses were $56,502 lower than 1998, due to reduced lease commissions, insurance claims, and advertising and promotional expenses.

In 1999, depreciation expense and the administrative fee each decreased from 1998 due to the sale of Geneva Square. Interest expense decreased by $399,126 due to the sale of Geneva Square and due to the Trust prepaying the mortgage loans in February 1999 on Presidential Drive Business Park in Atlanta, Georgia and First Tuesday Mall in Carrollton, Georgia. Other administrative expenses decreased by $115,019 during the first nine months of 1999 compared to the same period last year. This decrease is due to lower legal expenses, incurred primarily in connection with the Trust's efforts to maximize shareholder value.

Capital resources of the Trust consist of equity in real estate investments. Properties are maintained in good condition and adequate insurance coverage is provided. Liquidity is represented by cash and cash equivalents ($2,616,567 at September 30, 1999) as well as cash flow from the continued operation of the Trust's real estate portfolio, which is considered sufficient to meet current obligations.

As reported in a news release dated August 16, 1999, the Trust announced that it had executed a letter of intent to sell all of its assets to AEGON USA Realty Advisors, the Trust's advisor. The sale of assets is subject to negotiation of a definitive agreement and shareholder approval, and is expected to result in a liquidating distribution to USP shareholders in excess of $6.00 per share after all transaction costs have been paid. Shareholders will receive a proxy statement containing additional information regarding the transaction. While no assurance can be given that the sale will be consummated, completion of the transaction is planned for early 2000.

The Board of Trustees declared a third quarter distribution of $.08 per share, payable November 29, 1999 to shareholders of record November 16, 1999. Future distributions to shareholders will continue to be dependent upon earnings, cash flow, financial condition, and the status of the proposed sale and liquidation.

YEAR 2000 ISSUE

Management of the Trust is well aware of the issues and concerns surrounding the potential problems associated with computer systems that may not be able to distinguish the year 2000 from the year 1900, typically referred to as "the year 2000 issue." The Trust does not own or use any information technology directly, because all services necessary to conduct the day-to-day operations of the Trust are performed by AEGON USA Realty Advisors, Inc. and its affiliates (the Advisor). Nevertheless, the Trust could be adversely affected if computer systems, as well as certain embedded technology, used by the Advisor, tenants, vendors, financial institutions and other third parties do not properly process and calculate date-related information and data from and after January 1, 2000.

The most significant risks associated with year 2000 issues that could negatively impact the Trust include failure of tenants to pay rent, failure by the Trust to pay its own obligations, failure of various building systems at the Trust's real estate properties, failure of any and all third parties to provide services and failure of any and all information, accounting and recordkeeping systems or processes. The reasons for such failures could range from a simple inability to process electronic information in a timely manner to a total business failure somehow related to, or the result of, the year 2000 issue.

The Advisor has developed plans to modify, upgrade and/or replace portions of its information technology to ensure that its computer systems will function properly in the year 2000 and thereafter, and is in process of obtaining reasonable assurances that comparable steps are being taken by the Trust's' other major service providers. As of December 31, 1998, substantially all of the Advisor's mission critical systems were year 2000 compliant. The Advisor will continue conducting revalidation testing of its systems throughout 1999, including the development, review, and revision of business resumption and continuity plans.

The Trust is not expected to incur any direct costs associated with year 2000 issues. Based on these efforts to date, management of the Trust is not aware of any consequence of the year 2000 issue that it believes would have a material effect on the Trust's business, results of operations or financial condition. There can be no assurance, however, that these efforts will be sufficient to avoid any adverse impact to the Trust.

PART II  OTHER INFORMATION

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K.

(b)      Reports on Form 8-K.

         The Trust reported on a Form 8-K, dated August 17, 1999, that it had executed a letter of intent to sell all of its assets to AEGON USA Realty Advisors, the Trust's advisor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               USP REAL ESTATE INVESTMENT TRUST

                              /s/ Alan F. Fletcher
                              ----------------------------------------
                              Alan F. Fletcher
                              Vice President and Treasurer
                              (principal financial officer)

                              /s/ Roger L. Schulz
                              -----------------------------------------
                              Roger L. Schulz
                              Controller
                              (principal accounting officer)

Dated:  November 15, 1999

                                                                         ANNEX C




October 21, 1999


The Board of Trustees
The Special Committee of the Board of Trustees
USP Real Estate Investment Trust
4333 Edgewood Road, N.E.
Cedar Rapids, IA  52499


Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of USP Real Estate Investment Trust (the "Trust") of the price to be received by the Trust in connection with the sale of all the real estate assets (the "Assets") of the Trust to AEGON USA Realty Advisors, Inc. ("AEGON Advisors") (the "Asset Sale") pursuant and subject to the Real Estate Sale and Purchase Contract between the Trust and AEGON Advisors substantially in the form of the draft dated as of October 14, 1999 (the "Purchase Agreement"). The consideration to be offered by AEGON Advisors in the Asset Sale will be $33,500,000 in cash subject to certain adjustments.

In connection with our review of the proposed Asset Sale and the preparation of our opinion herein, we have, among other things:

     1. reviewed certain publicly available financial statements and other information of the Trust;

     2. reviewed certain internal financial statements and other financial and operating data concerning the Assets and the Trust prepared by the management of the Trust;

     3.   reviewed certain financial projections prepared by the Trust;

     4. discussed the past and current operations and financial condition and the prospects of the Assets and the Trust with officers of the Trust;

     5. reviewed the reported prices and trading activity for the Trust's shares;

     6. compared the financial performance of the prices and trading activity of the Trust's shares with that of certain other comparable publicly-traded companies and their securities; and

     7. reviewed offers made for the Assets and/or the Trust itself since April, 1997.

Board of Trustees
USP Real Estate Investment Trust
October 21, 1999
Page 2

We have assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by the Trust and have not attempted to verify independently any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Trust. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have assumed that such forecasts and other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Trust's management, and we have relied upon the Trust to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review.

Our opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of the date hereof and any material change in such circumstances and conditions would require a reevaluation of this opinion, which we are under no obligation to undertake.

We express no opinion as to the underlying business decision to effect the Asset Sale, or the structure or tax consequences of the Purchase Agreement. We did not structure the Asset Sale or negotiate the final terms of the Purchase Agreement. Our opinion is limited to the fairness, from a financial point of view, of the gross sales price of $33,500,000 to be received by the Trust in connection with the Asset Sale. We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Special Committee or Board of Trustees to approve or consummate the Asset Sale.

In conducting our investigation and analyses and in arriving at our opinion expressed herein, we have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant, including the review of (i) historical and projected operating earnings of the Assets; (ii) the current and projected financial position and results of operations of the Trust; (iii) the historical market prices and trading activity of the shares of the Trust; (iv) information concerning selected business combinations which we deemed comparable in whole or in part; and (v) other proposals made to the Trust since April, 1997.

In arriving at this opinion, Raymond James did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this opinion.

Raymond James & Associates, Inc. ("Raymond James") is actively engaged in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions.

Board of Trustees
USP Real Estate Investment Trust
October 21, 1999
Page 3

Raymond James has been engaged to render financial advisory services to the Trust in connection with the proposed Asset Sale and will receive a fee for such services, which fee is contingent upon consummation of the Asset Sale. Raymond James will also receive a fee in connection with the delivery of this opinion. In addition, the Trust has agreed to indemnify us against certain liabilities arising out of our engagement.

In the ordinary course of our business, Raymond James may trade in the securities of the Trust for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

It is understood that this letter is for the information of the Special Committee and the Board of Trustees of the Trust in evaluating the proposed Asset Sale and does not constitute a recommendation to any shareholder of the Trust regarding how said shareholder should vote on the proposed Asset Sale. This opinion is not to be quoted or referred to, in whole or in part, without our prior written consent, which will not be unreasonably withheld; provided that, this opinion letter may be included in its entirety in the Proxy Statement of the Trust relating to the proposed Asset Sale.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the price received by the Trust in connection with the Asset Sale is fair, from a financial point of view, to the holders of the Trust's outstanding shares.


Very truly yours,



/s/  RAYMOND JAMES & ASSOCIATES, INC.

                                                                         ANNEX D

                     REAL ESTATE SALE AND PURCHASE CONTRACT



         THIS CONTRACT ("Contract") is made and entered into as of the 20th day of January, 2000 (hereinafter referred to as the date hereof), by and between USP Real Estate Investment Trust, an Iowa common law business trust (hereinafter referred to as "Seller"), and AEGON USA Realty Advisors, Inc., an Iowa corporation (hereinafter referred to as "Purchaser").

         The parties hereto agree as follows:

         l.       AGREEMENT TO PURCHASE AND SELL.

         A. Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller, subject to the terms and conditions of this Contract, the six properties (the "Properties") described as follows:

                  (i) Kingsley Square Shopping Center located in Orange Park, Florida, and legally described on Exhibit "A-1" attached hereto;

                  (ii) First Tuesday Mall located in Carrollton, Georgia, and legally described on Exhibit "A-2" attached hereto;

                  (iii) Mendenhall Commons Shopping Center located in Memphis, Tennessee, and legally described on Exhibit "A-3" attached hereto;

                  (iv) North Park Plaza Shopping Center located in Phoenix, Arizona, and legally described on Exhibit "A-4" attached hereto;

                  (v) Presidential Drive Office Building located in Atlanta, Georgia, and legally described on Exhibit "A-5" attached hereto;

                  (vi) Yamaha Warehouse located in Cudahy, Wisconsin, and legally described on Exhibit "A-6" attached hereto.

The Properties are being sold together with:

                  (vii) All buildings, improvements, structures and fixtures, placed, constructed, installed, or located on the Properties, together with the parking facilities related thereto, and all other improvements situated on, over and under the lands legally described above (the "Improvements");

                  (viii) All of the furniture, furnishings, fixtures, fittings, appliances, apparatus, equipment, tools, supplies and machinery, if any, owned by Seller and located on the Properties (the "Personal Property");

                  (ix) Seller's interest as landlord under all leases of space of and within any part of the Properties, including, without limitation, any renewals thereof and any options to renew the same, together with any and all third party guarantees of the obligations of tenants under such leases (hereinafter referred to as the "Tenant Leases:");

                  (x) All contract agreements, if any, affecting the operation of the Improvements as fully developed commercial properties, including without limitation, all service contracts, maintenance agreements, equipment leases, advertising contracts, and the like, to the extent assignable, (hereinafter together referred to as the "Operating Agreements");

                  (xi) To the extent assignable, all guarantees and warranties given, made, or issued by any contractors, subcontractors, servicers, suppliers, manufacturers, installers, and the like, relating to or with respect to the construction, repair, or maintenance of the Improvements or Personal Property and the workmanship, materials, components, appliances, and equipment forming a part of or installed on or included within or upon the Improvements (hereinafter referred to as the "Warranties");

                  (xii) All development, construction, and engineering plans, specifications, drawings, survey materials or other written materials or matters in the possession of Seller which pertain to the planning, development, construction, maintenance and repair of the Improvements, including, without limitation all "working" drawings and all "as-built" drawings and surveys, compliance reports, engineering reports, soil, geological, and environmental reports (hereinafter referred to as the "Plans and Specifications");

                  (xiii) All licenses, permits, authorizations, and certificates of occupancy affecting the Improvements as fully operational commercial rental properties (hereinafter referred to as the "Licenses"), including without limitation the right to use the names of the Properties set forth above, to the extent Seller has any ownership or proprietary rights to use such names; and

                  (xiv) All rents, issues, royalties, and profits of the Properties, whether coming due before or after the Closing Date, including all refunds or rebates of any nature concerning the Property which are made on or after the Closing Date and including all rights to insurance proceeds or other recoveries for damage to the Properties (or any part thereof) which is not repaired by the date of Closing.

         The Properties, together with all other rights and properties set forth in (i) through (xiv) above are collectively sometimes referred to herein as the "Property".

         2.       PURCHASE PRICE AND METHOD OF PAYMENT.

         A. The total purchase price for the Property to be paid by Purchaser is Thirty-Three Million Five Hundred Thousand Dollars ($33,500,000.00), payable in cash by Purchaser at Closing. The purchase price will be reduced in accordance with paragraph 10C hereof if the mortgage on the Yamaha Warehouse is assumed by Purchaser. The allocation of purchase price between the Properties for purposes of title insurance coverage and transfer tax or other legally required declarations shall be as set forth on Exhibit "B".

         B. Within three (3) business days after the date hereof, Purchaser shall deliver to American Title Company, 3131 Turtle Creek Blvd., Suite 101, Dallas, TX 75219 Attention: Bo Feagin (hereinafter referred to as the "Title Company") earnest money (the "Deposit") in the amount of Two Hundred Thousand Dollars ($200,000.00). The Deposit shall be placed by the Title Company in an interest bearing account with all interest earned thereon to be for the benefit of the Purchaser. The Deposit shall be held during the pendency of this Contract and disbursed in accordance with the terms hereof. In the event the transactions covered hereby shall close, at Closing the Deposit shall be credited towards the Purchase Price.

         3.       PERMITTED TITLE EXCEPTIONS.

         The Properties are being sold in fee simple title, subject to the following exceptions:

         A. Zoning and building laws or ordinances;

         B. The liens of real estate taxes which are not yet due and payable;

         C. Those matters set forth on the Seller's title polices concerning the Properties which are identified on Exhibit "C" attached hereto, except for liens or encumbrances (subject to subparagraph F below) and expired Tenant Leases or other expired exceptions, which shall be discharged by Seller at or prior to Closing;

         D. Rights of tenants in possession;

         E. Those matters set forth on the existing surveys of the Properties identified on Exhibit "D" attached hereto; and

         F. Subject to paragraph 10C, the lien of the first mortgage and related security instruments encumbering the Yamaha Warehouse in the current principal amount of approximately One Million Three Hundred Ninety-Six Thousand One Hundred Seventy-Three Dollars ($1,396,173.00) held by Wisconsin National Life Insurance Company (hereinafter referred to as the "Yamaha Lender").

         G. Such other easements or reservations of title as shall be approved by Purchaser after Purchaser's examination of the title binders and updated surveys for the Property as hereinafter required.

         (A through G above are hereinafter collectively referred to as "Permitted Exceptions").

         4.       CLOSING.

         Consummation of the transactions contemplated by this Contract (the "Closing") will be held at or closed in escrow through the offices of the Title Company on a day and at a time mutually agreeable to the parties, after all conditions precedent have been satisfied, but in any case on or before June 30, 2000. In the absence of a different specified date in accordance with this paragraph, the Closing shall take place at 9:00 A.M., March 30, 2000 (hereinafter referred to as the "Closing Date").

         5.       PURCHASER'S CONDITIONS PRECEDENT.

         Purchaser's obligations to purchase the Property hereunder are contingent upon satisfaction of the following conditions precedent ("Purchaser's Conditions Precedent") within forty-five (45) days of the date hereof (the "Purchaser's Condition Period"):

         A. Unless this Condition is waived by Purchaser within the Purchaser's Condition Period, Purchaser agrees to obtain a preliminary title report and commitment to insure title covering each Property issued by the Title Company. It is a condition precedent to Purchaser's obligations to purchase the Property that the Title Company agree to issue an owner's policy of title insurance to Purchaser for each Property in an amount equal to the purchase price set forth on Exhibit "B" and in ALTA Extended Owner's Form B-1970 or the equivalent thereof as used in the applicable state. The Title Company shall agree to delete from the final policies any exceptions for mechanic's or materialman's liens, and for discrepancies, conflicts in boundary lines, lack of access, shortages in area, encroachments, or other facts a current survey or inspection of the Property would disclose. Seller agrees to execute those affidavits and/or furnish other documentation reasonably requested by the Title Company to make such deletions and to reflect the current status of rights pursuant to Tenant Leases as of the Closing Date. Purchaser shall have until expiration of its Conditions Period to examine the title to the Properties and to notify Seller in writing of any defects in or encumbrances upon Seller's title to the Properties (other than the Permitted Exceptions) that are unacceptable to Purchaser. Any objection not timely made by Purchaser shall be deemed to be waived, and all such matters shown as exceptions to title in the commitments (but not including items shown in requirements sections) shall be Permitted Exceptions.

         Seller shall have until Closing to cure all such defects. If any defects (other than Permitted Title Exceptions) are not cured or otherwise removed in a manner reasonably satisfactory to Purchaser by the scheduled date of Closing, Purchaser shall have the remedies set forth in subparagraph F below.

         B. Unless this Condition is waived by Purchaser within the Purchaser's Condition Period, Purchaser agrees to obtain certified surveys of the Properties certified by the surveyor to Purchaser and to the Title Company. It is a Condition Precedent to Purchaser's obligations hereunder that the surveys reveal no new exceptions to title that are unacceptable to Purchaser. Any such matters shall be reported to Seller and dealt with in accordance with the procedure for other title exceptions as set forth in subparagraph 5A above.

         C. Purchaser acknowledges receipt of the environmental reports on the Properties identified in Exhibit "E" attached hereto and agrees to accept the Properties in the environmental condition as reflected therein, provided, however, any new or additional information concerning the environmental condition of any Property shall be subject to Purchaser's approval, in Purchaser's sole discretion and except that, prior to Closing, Purchaser shall receive evidence of proper closure or removal of underground tanks as noted in the report concerning Northpark Shopping Center.

         D. The Mutual Representations as set forth herein in paragraph 7 hereof and Seller's representations as set forth in paragraph 8 hereof shall be true and correct as of the Closing Date without any change in the rent rolls or the status of defaults of tenants which would be detrimental to the value of any Property. Each party agrees to promptly notify the other of any matter coming to the knowledge of such party which would render any of the Mutual Representations or Seller's Representations untrue in any material respect. Seller agrees to use reasonable efforts to correct any such matter prior to Closing, but shall not be obligated to expend any money or to incur any liability to effect any such cure.

         E. The parties acknowledge that Purchaser is the asset manager for the Properties pursuant to a Management Agreement dated July 1, 1981 and an Administrative Agreement dated January 1, 1984 (together the "Advisory Agreements"). Purchaser shall continue to manage the Property in the best interests of the Seller pursuant to the Advisory Agreements in the same manner as prior to this Contract. All actions taken by Seller in regard to the Property at the recommendation of Purchaser as Advisor shall be considered consented to by Purchaser pursuant to this Contract. Seller hereby directs Purchaser to conduct operations at the Properties in accordance with any applicable terms and conditions of this Contract. Seller agrees that Purchaser shall have access to the Property pending Closing to perform its due diligence and inspections allowed by this Contract in addition to Purchaser's access to the Property in its capacity as Advisor. Purchaser agrees to indemnify and hold Seller harmless from any loss, cost, damage, or liability caused by Purchaser's conduct of the due diligence set forth herein. This indemnity shall survive the Closing or earlier termination of this Contract.

         F. If the Purchaser's Conditions Precedent set forth in this paragraph 5 are not timely satisfied, then Purchaser may elect to (i) waive such condition(s) and close, by giving written notice to Seller such that Seller receives the notice no later than sixty (60) days after the date hereof in the event of a failure of conditions to be satisfied within Purchaser's Condition Period, or no later than the date scheduled for Closing in the event of a failure of the conditions to be met prior to Closing (hereinafter referred to in this paragraph as "Timely Notice"), or (ii) terminate this Contract by Timely Notice to Seller. Upon a termination of this Contract in accordance herewith, Purchaser's Deposit shall be promptly refunded and neither party shall have any further rights or obligations hereunder. In the absence of any written notice from Purchaser, Purchaser shall be deemed to have elected to terminate this Contract.

         6.       ADDITIONAL CONDITIONS PRECEDENT.

         The parties obligations to purchase and sell the Property hereunder are conditioned upon the following:

         A. Seller obtaining a favorable vote for this transaction from its holders of beneficial interest in accordance with Seller's Declaration of Trust. Seller agrees to hold a special meeting for such purpose on or before June 15, 2000 and to comply with its Declaration of Trust and all applicable laws, codes, ordinances, and regulations in the holding of such meeting and vote.

         B. Seller agrees to recommend the sale contemplated by this Contract for shareholder approval at or prior to the special meeting held for such purpose. It is a condition precedent to Purchaser's obligations hereunder that the shareholder approval of this transaction contain a further mandatory provision satisfactory to Purchaser that the Trust be liquidated and that the proceeds of this sale, together with other liquid assets of the Trust, less costs and reserves, be promptly distributed to the holders of beneficial interests of Seller.

         C. Seller's obligations hereunder are subject to the Purchaser's representations as set forth in paragraph 9 hereof being true and correct on the Closing Date. Each party agrees to notify the other of any matter which would render any of Purchaser's representations and warranties untrue in any material respect. Purchaser agrees to utilize its best efforts to cure such matters, but shall not be obligated to expend any money or incur any liability to effect such cure.

         E. If any of the Additional Conditions Precedent are not timely satisfied, unless the parties mutually agree to extend the time for satisfaction of the conditions, this Contract shall be terminated, the Purchaser's Deposit shall be promptly returned, and neither party shall have any further rights or obligations hereunder.

         7.       MUTUAL REPRESENTATIONS.

         The parties, to their actual knowledge, each make to the other the following statements concerning the condition of the Property (hereinafter referred to as the "Mutual Representations"):

         A. Attached hereto as Exhibits "F-1" through "F-6" are true and complete rent rolls of the Properties as of the date set forth thereon, and except as set forth on Exhibits "F-1" through "F-6", no tenant is in material default under its lease, nor has Seller received any notice that it is in default as landlord thereunder.

         B. All of the Property is, or on the Closing Date will be, owned by Seller free and clear of liens and encumbrances, other than the Permitted Title Exceptions.

         C. Each of the Properties is in material compliance with all applicable laws, codes, and ordinances including those regulating zoning, building, health, fire, or other safety and environmental condition.

         D. The Properties are insured against fire and other hazards as described in Exhibit "G" attached hereto.

         E. There are no plans for condemnation of all or any part of the Properties.

         F. There are no planned street or other improvements which may result in special assessments against the Properties or any part thereof, or which may alter or disrupt ingress and egress from the Properties.

         G. There are no claims, actions, suits, or proceedings pending, threatened against, or affecting the Property.

         H. There are, and on the date of Closing there will be no damage to the Property which has not been repaired. Subject to the provisions of paragraph 15, all damage occurring to the Property prior to Closing shall be repaired by Seller at Seller's expense. All mechanical equipment for which Seller is responsible pursuant to the terms of Tenant Leases, including, but not limited to the plumbing, air conditioning and heating and electrical systems will be in good and serviceable operating condition.

         I. At the time of Closing, any work required to be performed by the Seller under the terms of the Tenant Leases or the Operating Agreements or other agreements in connection with the Property will have been completed in accordance with the plans and specifications therefor, if any, and fully paid for by Seller, except for tenant finish work incident to new leases entered into between the date hereof and Closing, which shall be governed by the provisions of paragraph 10.

         J. Neither the execution and delivery of this Contract or the other documents called for hereunder, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof, or with the terms and provisions thereof, will contravene any provision of law, statute, rule, or regulation to which Seller is subject, or will conflict to be inconsistent with, or result in any breach of any of the terms, conditions, covenants, or provisions of, or constitute a default under or result in the creation or imposition of any lien, security interest, charge, or encumbrance upon the Property pursuant to the terms of any indenture, mortgage, deed of trust, lease, or other instrument to which Seller is a party, or by which Seller or any Property may be bound. Except as set forth in Exhibit "L", no person or entity has any right to acquire the Property or any interest or part thereof.

         K. There are no Operating Agreements that are either not assignable or non-cancelable on thirty (30) days prior notice.

         L. Except for the Permitted Exceptions and except as otherwise disclosed herein and in Exhibits "C" and "D" attached hereto, there are no material liens or encumbrances against the Properties or other exceptions to fee simple title which would materially adversely affect the value of the Properties.

         M. For purposes of this Contract, the actual knowledge of Seller shall mean the actual knowledge of the Trustees, and the actual knowledge of Purchaser shall mean the actual knowledge of David Blankenship, Alan Fletcher, Roger Schulz, Dennis Roland, and Maureen DeWald.

         8.       REPRESENTATIONS AND WARRANTIES OF SELLER.

         Seller represents and warrants the following:

         A. Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate as defined in the Internal Revenue Code and Regulations.

         B. The execution and delivery of this Contract and each instrument or document required to be executed and delivered by Seller pursuant hereto and the consummation of the transactions contemplated hereby, upon execution, delivery, and consummation thereof, will be duly authorized and approved by all requisite Trust actions and no other authorization or approval, whether of governmental bodies or otherwise, will be necessary in order to enable Seller to enter into or to perform this Contract, subject to the Conditions Precedent. Seller is not a party to any contract or agreement, other than through Purchaser as Advisor, which would violate the representations contained in subparagraph J above.

         9.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser represents and warrants that it has taken all necessary action to authorize the execution and delivery of this Contract and to consummate the purchase of the Property as herein contemplated. The officer executing this Contract on behalf of Purchaser has been duly authorized to do so pursuant to proper action by Purchaser's Board of Directors. Purchaser is not subject to any governmental or other regulations that would restrict this purchase, nor is this purchase in contravention of any term or provision of Purchaser's Articles of Incorporation or By-Laws.

         10.      COVENANTS AND AGREEMENTS.

         Between the date hereof and the Closing:

         A. Seller shall not enter into any agreements or contracts affecting the Properties which survive Closing, nor shall Seller enter into any new lease or modify or terminate any existing Tenant Lease without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Seller may enter the pending lease transactions described on Exhibit "H" ("Permitted Lease Transactions"). The parties agree to pursue, approve, and enter new leases in the ordinary course of business. The parties shall pay for the tenant improvement costs or allowances and leasing commissions in Permitted or hereafter approved Lease Transactions entered between the date hereof and Closing in accordance with Exhibit "H". Nothing in this Contract shall be deemed to require Seller to enter into any new lease, lease modification, or operating agreement. Any contracts for tenant improvements for the Permitted Lease Transactions which are not completed prior to Closing shall be assigned to and assumed by Purchaser as an Operating Contract pursuant to paragraph 11A(2) hereof, subject to any appropriate prorations for the costs thereof in accordance with this paragraph.

         B. Seller shall operate the Property in the ordinary course of business, including without limitation, compliance with the terms of all leases, mortgages, or other contractual obligations relating to the Property and doing regular, scheduled, or necessary maintenance and repair of the Properties, and of the fixtures, furniture, and equipment, so that the Property will be in the condition required herein on the Closing Date. Discretionary repairs and maintenance shall be performed in accordance with the budget for such matters as approved by the Seller.

         C. The Purchaser shall use reasonable efforts to obtain the Yamaha Lender's consent to the Purchaser's purchase of Yamaha Warehouse subject to its mortgage. If such consent is obtained, the purchase price shall be reduced by the principal balance of the mortgage at Closing and accrued interest on the mortgage debt will be pro rated between the parties with Purchaser responsible for interest on and after the date of Closing. Seller agrees to pay the assumption fee to the Yamaha Lender in the amount of one percent (1%) of the principal balance of the loan. If the Yamaha Lender refuses to consent to the sale, then the purchase price will not be reduced, Seller will pay off the Yamaha mortgage at Closing and deliver the Property free and clear of the mortgage and related liens.

         11. ITEMS TO BE DELIVERED AT THE CLOSING.

         A.       At Closing, Seller shall cause to be delivered the following:

                  (1) A Special Warranty Deed for each Property in the form attached hereto as Exhibit "I" (modified as necessary to comply with state, local law, or recording requirements), conveying to Purchaser fee simple title to the Properties, subject only to the Permitted Exceptions.

                  (2) A blanket conveyance, bill of sale and assignment for each Property (the "Bill of Sale"), conveying and assigning title with covenants of general warranty to Purchaser, free and clear of all liens and encumbrances, (other than the Permitted Exceptions); the Personal Property and the Tenant Leases, the Operating Agreements, the Warranties, and the Licenses, such instrument to be in form attached hereto as Exhibit "J".

                  (3) A rent roll (the "Rent Roll") for each Property, certified by Seller and Purchaser to be true, complete and correct as of the Closing Date and reflecting the status of tenant delinquencies, if any, existing as of the Closing Date.

                  (4) All keys in Seller's possession or control to all locks on the Property.

                  (5) To the extent they are in Seller's possession, the executed originals of all Tenant Leases, together with copies of all correspondence relating to the Leases and such accounting information relating to the Leases as Purchaser may reasonably require.

                  (6) A certificate in the form attached hereto as Exhibit "K", certifying that Seller is a non-foreign entity.

                  (7) Possession of the Property subject to the Permitted Exceptions.

                  (8) Notices to Tenants of sale, in a form acceptable to Purchaser and Seller.

                  (9) To the extent they are in Seller's possession, all original Operating Agreements, Warranties, and Plans and Specifications.

                  (10) Proper documentation showing the good standing or other authorization of Seller and the authorization of all persons executing documents on behalf of Seller. Seller shall also execute and/or deliver all documents required by the Title Company to issue the title policies in the form required by this Contract, provided that disclosures, if any, required to be certified by the Trust shall be either (i) certified to the knowledge of the Trustees, or
(ii) Purchaser as Advisor shall give the same certifications to Seller, which certifications may be limited to the officers of USP.



         B.       Action at the Closing by Purchaser.

                  On the date of Closing, Purchaser shall deliver the purchase price to Seller by wire transfer in the amount required by paragraph 2 hereof, subject to prorations and credits as contemplated herein. Purchaser shall execute and deliver to Seller at Closing the Bills of Sale evidencing Purchaser's assumption of the Tenant Leases and Operating Agreements. The parties shall execute "Notices to Tenants" advising tenants of the sale and Purchaser agrees to deliver, or cause to be delivered, such notices to each tenant after Closing.

         12.      CLOSING PRORATIONS.

         Purchaser shall obtain its own insurance coverage for the Property at Closing. Property expenses, including charges under the continuing Operating Agreements assumed by Purchaser, collected rents, and ad valorem taxes on the Property shall be prorated at the Closing, effective as of the Closing date, using the latest available computations of such items. Utilities shall be prorated between the parties at Closing. Purchaser shall have all utilities in Seller's name transferred to Purchaser's name promptly following the Closing. All expenses which are prorated at Closing (exclusive of any unknown claims related thereto, which shall remain the responsibility of Seller) shall be deemed a final proration and Purchaser shall be responsible for payment of such items when due. Except as prorated between the parties at Closing or as otherwise agreed by the parties in accordance with this paragraph and paragraph 10A, Seller shall be responsible for all property expenses incurred, undertaken, or contracted for prior to Closing, and agrees to indemnify and hold Purchaser harmless from any claim, cost, or cause of action arising from any such expenses and liabilities, including court costs and attorney's fees in the defense thereof or in the enforcement of this indemnity. Tenant security deposits in the possession of Seller and prepaid rents shall be credited to Purchaser. Included in this sale are all delinquent rental accounts and all rents, issues, and profits of the Properties due or which may become due after Closing relating to periods occurring prior to Closing. In addition to the purchase price, Purchaser shall pay Seller for Seller's prorata share of delinquent tenant rental accounts, exclusive of late charges and/or interest, at face value, but specifically excluding payment for delinquent accounts of tenants in Material Default (hereinafter defined), as of the Closing Date. Purchaser shall also pay Seller at Closing for Seller's prorata share of tenant reimbursements for CAM and real estate taxes due after Closing based upon the most recent estimate of such amounts as used in Seller's ledgers to accrue for such items, specifically excluding any payment for reimbursables of tenants in Material Default as of the Closing Date. As used in this paragraph, Material Default shall mean any tenant
(i) whose rental account is more than ninety (90) days delinquent, (ii) who is in bankruptcy or insolvency proceedings, (iii) has vacated the Property and is delinquent in payment of rent for more than thirty (30) days, or (iv) has indicated in writing its inability or refusal to pay its account. Subject only to the payments and prorations set forth in this paragraph, all rent issues and profits of the Properties of every nature due or paid after Closing shall be the property of Purchaser.

         13.      CLOSING COSTS.

         Purchaser shall pay the cost of the title policies, surveys, and environmental reports. Seller shall pay for the applicable transfer taxes. The parties shall each pay one-half of the Title Company escrow fees, if any. Each party shall bear its own attorney's fees.

         14.      REMEDIES UPON DEFAULT.

         IF PURCHASER SHALL DEFAULT IN ITS PERFORMANCE OF THIS CONTRACT, PURCHASER AND SELLER AGREE IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO FIX THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE, PURCHASER AND SELLER HEREBY AGREE A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT SELLER WOULD SUFFER IN THE EVENT PURCHASER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTIES ARE AND SHALL BE, AS SELLER'S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY), AN AMOUNT EQUAL TO THE EARNEST MONEY. SAID AMOUNT SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR THE BREACH OF THIS CONTRACT BY PURCHASER, ALL OTHER CLAIMS TO DAMAGES OR REMEDIES BEING HEREIN EXPRESSLY WAIVED BY SELLER. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. UPON SUCH DEFAULT BY PURCHASER, THIS AGREEMENT SHALL BE TERMINATED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER EXCEPT FOR THE RIGHT OF SELLER TO RECEIVE SUCH LIQUIDATED DAMAGES FROM THE TITLE COMPANY.

         If Seller shall default in its performance of this Contract, the Purchaser may, as its sole and exclusive remedies elect to either (i) terminate this Contract and receive a refund of the Deposit, or (ii) sue Seller for damages, which damages the parties agree shall be limited to an amount not to exceed the Deposit.

         Except for failure to close on the specified Closing Date, for which default no notice or cure period is required, prior to a declaration of default, the declaring party shall give the defaulting party written notice specifying the default. The defaulting party shall have five (5) business days from receipt of such notice to cure the default. If the cure period extends beyond the scheduled date of Closing, the Closing Date shall be postponed to the last day of the cure period.

         In the event either party hereto employs an attorney and commences legal action because of the other party's default, then the non-prevailing party shall pay to the prevailing party reasonable attorney's fees incurred in the enforcement of this Contract.

         15.      RISK OF LOSS.

         Until Closing, all risk of loss of the Property is on the Seller and if, prior to Closing, the Property, or any part thereof, shall become damaged by fire or other casualty or become the object of any condemnation proceedings, Purchaser may, as its sole and exclusive remedy, elect to either (i) terminate this Contract, or (ii) proceed with the Closing and receive an assignment in form acceptable to Purchaser of all insurance proceeds or awards for such taking, free and clear of all liens, claims and encumbrances, and in the case of casualty, together with a cash payment by Seller to Purchaser in the amount of the lesser of (a) any deductible under Seller's insurance, or (b) the cost of the repair of the damage. If the estimated cost of repair is less than One Million Dollars ($1,000,000.00), Purchaser agrees to proceed to Closing in accordance with (ii) above. Any election allowed hereunder shall be made in writing no later than the earlier of (i) the scheduled date of Closing, or (ii) ten (10) days after a party's receipt of notice of such damage or proceeding.

         16.      NOTICES.

         All notices and demands herein required shall be in writing. Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand-delivered personally or by express mail, courier service (both with delivery receipt), or electronically verifiable facsimile transmission or sent by United States Mail (registered or certified) postage prepaid, to the addresses set forth below.



        As to Seller:    Patrick E. Falconio, Chairman of the Board of Trustees
                         USP Real Estate Investment Trust
                         111 Cottage Grove SE, #501
                         Cedar Rapids, IA  52403
                         Fax:  319/298-1910

        With a copy to:  Timothy Hearn
                         Dorsey & Whitney LLP
                         Pillsbury Center South
                         220 South Sixth Street
                         Minneapolis, MN 55402
                         Fax Number: (612) 340-2868

        As to Purchaser: AEGON USA Realty Advisors, Inc.
                         4333 Edgewood Road N.E.
                         Cedar Rapids, IA 52499
                         Attention:  Maureen DeWald
                         Fax Number (319) 369-2188



         Any notice, demand or request which shall be given in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (1) at the time such notices, demands or requests are hand-delivered (which shall be deemed to include delivery by express mail or courier service or transmission by telefax facsimile) or (2) the day such notices, demands or requests are posted, postage prepaid, in the United States Mail in accordance with the preceding portion of this paragraph, provided however, time for response to any such notice shall commence upon receipt at the address specified. Notice by telefax transmission shall be given on a non-banking holiday weekday between the hours of 9:00 a.m. to 5:00 p.m. (at the destination) or shall be deemed received on the next such day and time.


         17.      TIME OF ESSENCE.

         Time is of the essence of this Contract.

         18.      REAL ESTATE BROKERS.

         Purchaser and Seller covenant and represent to each other that, there is no party entitled to a real estate commission, finder's fee, cooperation fee, or brokerage-type fee or similar compensation in connection with this Contract and the transactions contemplated herein, except for a fee due Raymond James & Associates, Inc. for rendering the fairness opinion requested by Seller herein, and whose fee shall be paid by Seller pursuant to a separate agreement. Each party agrees to hold the other harmless from and against any claim for a commission or fee from any other broker or agent claiming by or through the indemnifying party. Seller warrants that Raymond James & Associates, Inc. has waived any right to claim a commission or transaction fee on this sale.

         19.      ENTIRE AGREEMENT.

         This Contract contains all of the agreements, representations and warranties of the parties hereto and supersedes all other discussions, understandings or agreements in respect to the subject matter hereof. All prior discussions, understandings and agreements are merged into this Contract, which alone fully and completely expresses the agreements and understandings of the parties hereto. This Contract may be amended, superseded, extended or modified only by an instrument in writing referring hereto signed by both parties.

         20.      EXHIBITS A PART OF THIS CONTRACT.

         All Exhibits referred to in this Contract and attached hereto are incorporated into this Contract by reference and are hereby made a part hereof.

         21.      NO BENEFIT TO OTHER PARTIES.

         Except as otherwise provided herein, none of the provisions hereof shall inure to the benefit of any party other than the parties hereto and their respective successors and permitted assigns, or be deemed to create any rights, benefits or privileges in favor of any other party except the parties hereto.

         22.      NO AGENCY, PARTNERSHIP OR JOINT VENTURE.

         Nothing herein shall be construed to establish an agency relationship, a partnership or a joint venture between Seller and Purchaser for any purpose.

         23.      CAPTIONS.

         The captions and headings contained in this Contract are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

         24.      GOVERNING LAW.

         This Contract shall be governed, construed and enforced in accordance with the laws of the State of Iowa.

         25.      NO WAIVER.

         The waiver by one party of the performance of any covenant or condition herein shall not invalidate this Contract, nor shall it be considered to be a waiver by such party of any other covenant or condition herein. The waiver by either or both parties of the time for performing any act shall not constitute a waiver of the time for performing any other act or an identical act required to be performed at a later time. Except as otherwise specifically restricted herein, the exercise of any remedy provided by law and the provisions of this Contract shall not exclude other available remedies.

         26.      AS-IS CONDITION.

         Purchaser acknowledges that it is purchasing the Property on an AS-IS condition, based upon its own inspections thereof and without benefit of any representation, warranty or disclosure from Seller, either express or implied or in the nature of fitness for any particular purpose, except as specifically set forth herein. Seller agrees to maintain the Properties in their current physical condition to the Closing Date, normal wear and tear excepted.

         27.      SURVIVAL OF REPRESENTATIONS.

         The representations and warranties made by Seller in paragraph 8 of this Contract and by Purchaser in paragraph 9 (the parties "Separate Representations and Warranties") shall survive the Closing and delivery of deeds and other conveyance documents. Each party agrees to indemnify and hold the other harmless from and against any loss, cost, liability, claim, or cause of action arising from the inaccuracy of such parties Separate Representations and Warranties, including court costs and attorney's fees incurred by such indemnified party in the defense of any such claim and in the enforcement of this indemnity. All indemnities contained in this Contract shall survive the Closing. The Mutual Representations in paragraph 7 are given for the sole purpose of establishing the Purchaser's Conditions Precedent to Closing contained in paragraph 5D and shall not survive the Closing; the sole remedy for breach of the Mutual Representations being as set forth in paragraph 5F. Provided, however, notwithstanding the provisions of the prior sentence to the contrary, the breach of any of the Mutual Representations by Purchaser that results in a claim against Seller by Purchaser under or pursuant to any representations or warranties of Seller contained in the conveyance documents delivered by Seller at Closing, shall survive for the sole benefit of Seller and for the sole use as a defense against any such claim by Purchaser and/or its successors or assigns in interest to the Properties.

         28.      ACCESS TO FILES.

         For a period of three (3) years after Closing, Purchaser agrees to grant to Seller, its successors or assigns, access to Tenant Lease and Property files delivered to Purchaser at Closing, subject to reasonable advance written notice.

         29.      PACKAGE SALE.

         The purchase price provided herein is based upon a group sale of the Properties, and except as provided in paragraph 5F, no Property or Properties may be purchased or sold individually hereunder without the prior written consent of Purchaser and Seller, which consent may be withheld in the sole discretion of either party.

         30.      ASSIGNMENT.

         Purchaser shall have the right to assign this Contract, in whole or in part, to one or more affiliated entities, provided written notice shall be given to Seller of such assignment no later than ten (10) days prior to Closing. Any such assignment shall not terminate any liability hereunder unless so released in writing by Seller.

         31.      BUSINESS DAYS.

         In the event that any time period under this Contract expires on a day that is not a business day, such time period shall be deemed extended to the first business day following such date. "Business day" as used herein shall mean any day other than Saturday, Sunday or a legal holiday on which business is transacted by federally insured national banking institutions in Cedar Rapids, Iowa.

         32.      COUNTERPARTS.

         This Contract may be signed in counterparts, each of which is deemed an original. This Contract shall be null and void unless it shall be executed by Purchaser and one copy returned to Seller on or before January 20, 2000.

WHEREFORE, the parties have hereunto affixed their hands and seals as of the date set hereof.

SELLER:                                     PURCHASER:

USP Real Estate Investment Trust            AEGON USA Realty Advisors, Inc.

By: /s/ Patrick E. Falconio                 By: /s/ David L. Blankenship
    ---------------------------------           -------------------------------
    Patrick E. Falconio, Trustee                David L. Blankenship, President
    Chairman of the Board of Trustees

                                      PROXY

                        USP REAL ESTATE INVESTMENT TRUST

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Maureen DeWald and Alan F. Fletcher, or either of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting of Shareholders of USP REAL ESTATE INVESTMENT TRUST to be held at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, on ________, _______ ___, 2000, and at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares which the undersigned may be entitled to vote, as designated hereon. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the proposal described hereon.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
------------------------------
------------------------------
------------------------------

                  PLEASE MARK VOTE
X                 AS IN THIS EXAMPLE


USP REAL ESTATE INVESTMENT TRUST

                                    1.       Approval of a Real Estate Sale and
                                             Purchase Contract, dated January
                                             20, 2000, between the Trust and
                                             AEGON USA Realty Advisors, Inc.,
                                             and the subsequent and immediate
                                             liquidation and termination of the
                                             Trust (the "Asset Sale and
                                             Liquidation").

                                       FOR ____    AGAINST ____   ABSTAIN ____

CONTROL NUMBER:
RECORD DATE SHARES:

                                    In their discretion, the Proxies are
                                    authorized to vote upon such other business as may properly come before the meeting.


                                    Mark box at right if an address change has been noted on the reverse side of this card.


Please be sure to sign and date this Proxy. Date:

---------------------                   ------------------
Shareholder sign here                   Co-owner sign here

DETACH CARD


                        USP REAL ESTATE INVESTMENT TRUST

         Dear Shareholder:

         Please note the important information enclosed with this Proxy Ballot. The proposed Asset Sale and Liquidation requires your immediate attention, and is discussed in detail in the enclosed proxy materials.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the box on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

         Your vote must be received prior to the Special Meeting of Shareholders, __________ 2000.

         Thank you in advance for your prompt consideration of these matters.

         Sincerely,

         USP Real Estate Investment Trust